    As filed with the Securities and Exchange Commission on October 29, 2004


                                                Securities Act File No. 33-54642
                                       Investment Company Act File No. 811-07342

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933         /X/

                           Pre-Effective Amendment No.                       / /


                        Post-Effective Amendment No. 104                     /X/


                                     and/or

         Registration Statement Under The Investment Company Act of 1940     /X/


                                Amendment No. 105                            /X/
                        (Check appropriate box or boxes)


                         J.P. MORGAN INSTITUTIONAL FUNDS
                 (Exact Name of Registrant Specified in Charter)
                                522 Fifth Avenue
                            New York, New York, 10036
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 348-4782


     George C.W. Gatch        With copies to:            With copies to:
      522 Fifth Avenue     Nina O. Shenker, Esq.  John E. Baumgardner, Jr., Esq.
  New York, New York 10036 J.P. Morgan Investment    Sullivan & Cromwell LLP
    (Name and Address of       Management Inc.          125 Broad Street
      Agent for Service)     522 Fifth Avenue          New York, NY 10004
                            New York, NY 10036


                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

/ /  Immediately upon filing                 / /  on (date) pursuant to
     pursuant to paragraph (b)                    paragraph (b)

/X/  60 days after filing                    / /  on (date) pursuant to
     pursuant to paragraph (a)(1)                 paragraph (a)(1)

/ /  75 days after filing                    / /  on (date) pursuant to
     pursuant to paragraph (a)(2)                 paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

      SUBJECT TO COMPLETION - PRELIMINARY PROSPECTUS DATED OCTOBER 29, 2004

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

JPMORGAN FUNDS


PROSPECTUS FEBRUARY 19 2005

[GRAPHIC]

JPMORGAN INCOME FUNDS

CLASS M SHARES

GLOBAL STRATEGIC INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS

Global Strategic Income Fund                                          1

The Fund's Management and Administration                              7

How to Do Business with the Fund                                      9

   Purchasing Fund Shares                                             9

   Sales Charges                                                     12

   Rule 12b-1 Fees                                                   13

   Shareholder Servicing Fees                                        13

   Exchanging Fund Shares                                            13

   Redeeming Fund Shares                                             14

Shareholder Information                                              17

   Distributions and Taxes                                           17

   Availability of Proxy Voting Record                               17

   Portfolio Holdings Disclosure                                     17

Investments                                                          20

Risk and Reward Elements                                             22

Financial Highlights                                                 28

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                   30

How To Reach Us                                              BACK COVER

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY
FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES __-__.

THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF FIXED INCOME SECURITIES OF FOREIGN AND DOMESTIC ISSUERS.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 23% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

- want an investment that pays monthly dividends

- want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- have a short-term investment horizon

- are adverse to below investment grade securities

- require stability of principal

- are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    2.31%
1999    2.08%
2000    7.55%
2001    2.60%
2002    5.14%
2003    8.40%
2004

BEST QUARTER 4th quarter, 2002       3.76%
WORST QUARTER 3rd quarter, 2001     -2.01%

* The performance in the table for the period before Class M Shares were launched on 2/18/05 and the performance in the bar chart prior to 1/1/05 are based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class M Shares would have been lower than the performance shown because Class M Shares have higher expenses than Class A Shares. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                                       PAST 1 YEAR    PAST 5 YEARS    LIFE OF THE FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^

After-tax returns are shown for only the Class A Shares, and not the class offered by this prospectus, and after-tax returns for the Class M Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

  ^ Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS M SHARES
The estimated expenses of Class M Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                               CLASS M SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                        3.00

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                        NONE**

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED**                                                                             2.00%

  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

**  Applies only to shares purchased after February 18, 2005.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)

                                                                  CLASS M SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.45
DISTRIBUTION (RULE 12b-1) FEES                                              0.50
SHAREHOLDER SERVICE FEES                                                    0.30
OTHER EXPENSES(1)
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             1.45

(1) "Other Expenses" are based on actual expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class M Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class M Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and 2.15% through 12/31/15.

This example is for comparison only; the actual returns of the Class M Shares and your actual costs may be higher or lower.


                                                       1 YEAR        3 YEARS
----------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)

*   Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT AND ADMINISTRATION
The Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.23% of average daily net assets.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR
One Group Administrative Services, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with One Group Dealer Services, Inc. (OGDS) under which OGDS has agreed to provide certain support services to the Fund's customers. For performing these services, OGDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Class M Shares of the Fund held by investors serviced by the shareholder servicing agent. OGDS may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Class M Shares of the Fund.

THE FUND'S DISTRIBUTOR
OGDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, OGDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and OGDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, OGDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a CDSC.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

- Directly from the Fund through the Distributor.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or an authorized agent of the Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, uses reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of

Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Class M Shares are subject to a $2,500 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received, less any applicable redemption fee.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed. You will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, NA
ATTN: ______________________
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-M)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMORGAN CHASE BANK, NA
ATTN: ______________________
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-M)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation may come from sales charges, Rule 12b-1 fees and/or payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charge for the Class M Shares of the Fund and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class M Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks "_________" and "_________." You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS M SHARES
The public offering price of Class M Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND

                                           SALES
                                          CHARGE         SALES
                                          AS A %        CHARGE      COMMISSION
                                          OF THE        AS A %       AS A % OF
AMOUNT OF                               OFFERING       OF YOUR        OFFERING
PURCHASES                                  PRICE    INVESTMENT           PRICE
------------------------------------------------------------------------------
LESS THAN $1,000,000                        3.00          3.09            2.70
------------------------------------------------------------------------------
$1,000,000 OR MORE*                         None          None              **

 * There is no front-end sales charge for investments of $1 million or more in the Fund.

** The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class M Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

WAIVER OF THE CLASS M SALES CHARGE
No sales charge is imposed on Class M Shares of the Fund if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

To take advantage of any of these Class M sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class M Shares pay a Rule 12b-1 fee of 0.50% of the average daily net assets of the Fund.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
OGDS may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. OGDS or its affiliates may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class M Shares of a Fund may be exchanged for Class M Shares of certain other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirement.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange. However, you will pay a sales charge if you bought Class M Shares of a Fund that charges a sales load that is lower than the sales load of the Fund into which you want to exchange, does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the difference in the sales charge, unless you qualify for a sales charge waiver.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee of 2.00% of the value of the shares redeemed if you exchange shares of the Fund for shares of another JPMorgan Fund within 60 days of purchase. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans, or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class M Shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received, minus the amount of any applicable redemption fee.

If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

YOU MAY WRITE TO:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent twelve-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Funds top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INCOME FUNDS

                                                               /X/ Permitted
                                                               / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                                 GLOBAL
                                                                                                               STRATEGIC
                                                              RELATED TYPES OF RISK                              INCOME
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments     credit, interest rate, market, prepayment           /X/
from specific assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time     credit, currency, liquidity, political              /X/
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by          credit, currency, interest rate, liquidity,         /X/
domestic and foreign banks or corporations. These securities  market, political are usually discounted and are rated by S&P, Moody's or
other nationally recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities   credit, currency, interest rate, liquidity,         /X/
that can be converted into equity securities at a future      market, political, valuation
time and price.

CORPORATE BONDS Debt securities of domestic and foreign       credit, currency, interest rate, liquidity,         /X/
industrial, utility, banking and other financial              market, political, valuation
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which      credit, environmental, extension, interest          /X/
gives the lender a lien on property as security for the loan  rate, liquidity, market, natural event,
payment.                                                      political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities    credit, currency, extension, interest rate,         /X/
(such as Federal Home Loan Banks, Freddie Macs, Fannie Maes)  leverage, market, political, prepayment which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign        currency, extension, interest rate, leverage,       /X/(2)
mortgage-backed securities with the promise to purchase       liquidity, market, political, prepayment
similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of   credit, currency, extension, interest rate,         /X/
bank debt or similar securities or obligations.               liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold   credit, interest rate, liquidity, market,           /X/
directly to an institutional investor.                        valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities    credit, interest rate, liquidity, market,           /X/
of issuers that invest in real estate or are secured by real  natural event, prepayment, valuation estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to    credit                                              /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund      credit, leverage                                    /X/(1)
sells a security and agrees to repurchase it from the buyer
on a particular date and at a specific price. Considered a
form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL         credit, currency, interest rate, market,            /X/
ORGANIZATIONS Dollar- or non-dollar-denominated securities    political
issued by foreign governments or supranational
organizations. Brady bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a party agrees to         credit, currency, interest rate, leverage,          /X/
exchange periodic payments with a counterparty. Segregated    market, political, valuation
liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued  credit, interest rate, market, natural event,       /X/
as general obligation and revenue bonds, whose interest is    political
exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,  interest rate                                       /X/
notes and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES      credit, currency, interest rate, liquidity,         /X/
Domestic and foreign securities offering non-cash or          market, political, valuation
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:
CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Fund manage risk.

                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS

-  The Fund's share price, yield      -  Bonds have generally              -  Under normal circumstances the
   and total return will fluctuate       outperformed money market            Fund plans to remain fully
   in response to bond market            investments over the long term,      invested in bonds and other
   movements                             with less risk than stocks           fixed-income securities and may
                                                                              invest uninvested cash in
-  The value of most bonds will       -  Most bonds will rise in value        affiliated money market funds
   fall when interest rates rise;        when interest rates fall
   the longer a bond's maturity and                                        -  Bond investments may include U.S.
   the lower its credit quality,      -  Mortgage backed and                  and foreign corporate and
   the more its value typically          asset-backed securities and          government bonds, mortgage-backed
   falls                                 direct mortgages can offer           and asset-backed securities,
                                         attractive returns                   convertible securities,
-  Adverse market conditions may                                              participation interests and
   from time to time cause the Fund                                           private placements
   to take temporary defensive
   positions that are inconsistent                                         -  The Fund seeks to limit risk and
   with its principal investment                                              enhance total return or yields
   strategies and may hinder the                                              through careful management,
   Fund from achieving its                                                    sector allocation, individual
   investment objective                                                       securities selection and duration
                                                                              management
-  Mortgage-backed and asset-backed
   securities (securities                                                  -  During severe market down-turns,
   representing an interest in, or                                            the Fund has the option of
   secured by, a pool of mortgages                                            investing up to 100% of assets in
   or other assets such as                                                    high quality short-term
   receivables) and direct                                                    instruments
   mortgages could generate capital
   losses or periods of low yields                                         -  The adviser monitors interest
   if they are paid off                                                       rate trends, as well as
   substantially earlier or later                                             geographic and demographic
   than anticipated                                                           information related to
                                                                              mortgage-backed securities and
                                                                              mortgage prepayments

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                    AND REWARD
CREDIT QUALITY

-  The default of an issuer would      -  Investment-grade bonds have a     -  The Fund maintains its own
   leave the Fund with unpaid             lower risk of default                policies for balancing credit
   interest or principal                                                       quality against potential yields
                                       -  Junk bonds offer higher yields       and gains in light of its
-  Junk bonds (those rated BB, Ba or      and higher potential gains           investment goals
   lower) have a higher risk of
   default, tend to be less liquid                                          -  The adviser develops its own
   and may be more difficult to                                                ratings of unrated securities
   value                                                                       and makes a credit quality
                                                                               determination for unrated
                                                                               securities

FOREIGN INVESTMENTS

-  The Fund could lose money because   -  Foreign bonds, which represent    -  Foreign bonds are a primary
   of foreign government actions,         a major portion of the world's       investment for the Fund
   political instability or lack of       fixed income securities, offer
   adequate and accurate information      attractive potential              -  To the extent that the Fund
                                          performance and opportunities        invests in foreign bonds, it may
-  Currency exchange rate movements       for diversification                  manage the currency exposure of
   could reduce gains or create                                                its foreign investments relative
   losses                              -  Favorable exchange rate              to its benchmark, and may hedge
                                          movements could generate gains       a portion of its foreign
-  Currency and investment risks          or reduce losses                     currency exposure into the U.S.
   tend to be higher in emerging                                               dollar from time to time (see
   markets; these markets also         -  Emerging markets can offer           also "Derivatives"); these
   present higher liquidity and           higher returns                       currency management techniques
   valuation risks                                                             may not be available for certain
                                                                               emerging markets investments

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                    AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities       -  The Fund can take advantage       -  The Fund segregates liquid
   before issue or for delayed            of attractive transaction            assets to offset leverage
   delivery, it could be exposed to       opportunities                        risks
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES

-  The Fund could underperform         -  The Fund could outperform         -  The adviser focuses its active
   its benchmark due to its sector,       its benchmark due to these same      management on those areas
   securities or duration choices         choices                              where it believes its commitment
                                                                               to research can most enhance
                                                                               returns and manage risks in a
                                                                               consistent way

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

-  Derivatives such as futures,        -  Hedges that correlate well with   -  The Fund uses derivatives, such
   options, swaps and forward             underlying positions can reduce      as futures, options, swaps and
   foreign currency contracts(1)          or eliminate losses at low cost      forward foreign currency
   that are used for hedging the                                               contracts for hedging and for
   portfolio or specific securities    -  The Fund could make money and        risk management (i.e., to
   may not fully offset the               protect against losses if            adjust duration or yield curve
   underlying positions and this          management's analysis proves         exposure or to establish or
   could result in losses to the          correct                              adjust exposure to particular
   Fund that would not have                                                    securities, markets or
   otherwise occurred                  -  Derivatives that involve             currencies); risk management
                                          leverage could generate              may include management of the
-  Derivatives used for risk              substantial gains at low cost        Fund's exposure relative to its
   management may not have the                                                 benchmark
   intended effects and may result
   in losses or missed opportunities                                        -  The Fund only establishes
                                                                               hedges that it expects will be
-  The counterparty to a derivatives                                           highly correlated with
   contract could default                                                      underlying positions

-  Certain types of derivatives                                             -  While the Fund may use
   involve costs to the Fund which                                             derivatives that incidentally
   can reduce returns                                                          involve leverage, it does not
                                                                               use them for the specific
-  Derivatives that involve leverage                                           purpose of leveraging their
   could magnify losses                                                        portfolios

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character of
   gain and loss realized by the
   Fund, accelerate recognition of
   income to the Fund, affect the
   holding period of the Fund's
   assets and defer recognition of
   certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                    AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,     -  The Fund may enhance income       -  The adviser maintains a list of
   there is a risk that the loaned        through the investment of the        approved borrowers
   securities may not be returned if      collateral received from the
   the borrower or the lending agent      borrower                          -  The Fund receives collateral
   defaults                                                                    equal to at least 100% of the
                                                                               current value of securities
-  The collateral will be subject to                                           loaned plus accrued interest
   the risks of the securities in
   which it is invested                                                     -  The lending agents indemnify
                                                                               the Fund against borrower
                                                                               default

                                                                            -  The adviser's collateral
                                                                               investment guidelines limit the
                                                                               quality and duration of
                                                                               collateral investment to
                                                                               minimize losses

                                                                            -  Upon recall, the borrower must
                                                                               return the securities loaned
                                                                               within the normal settlement
                                                                               period

ILLIQUID HOLDINGS

-  The Fund could have difficulty      -  These holdings may offer more     -  The Fund may not invest more
   valuing these holdings precisely       attractive yields or potential       than 15% of net assets in
                                          growth than comparable widely        illiquid holdings
-  The Fund could be unable to sell       traded securities
   these holdings at the time or                                            -  To maintain adequate liquidity
   price desired                                                               to meet redemptions, the Fund
                                                                               may hold high quality
                                                                               short-term instruments
                                                                               (including repurchase
                                                                               agreements) and, for temporary
                                                                               or extraordinary purposes, may
                                                                               borrow from banks up to 33 1/3%
                                                                               of the value of its total
                                                                               assets or draw on a line of
                                                                               credit

SHORT-TERM TRADING

-  Increased trading would raise the   -  The Fund could realize gains in   -  The Fund may use short-term
   Fund's transaction costs               a short period of time               trading to take advantage of
                                                                               attractive or unexpected
-  Increased short-term capital        -  The Fund could protect against       opportunities or to meet
   gains distributions would raise        losses if a bond is overvalued       demands generated by
   shareholders' income tax               and its value later falls            shareholder activity
   liability

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. Because Class M Shares of the Fund had not commenced operations as of the end of the last fiscal year, the financial highlights included here are the financial highlights with respect to Class A Shares, which are not offered in this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

CLASS A SHARES

                                                              PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                           -------------------------------------   -------------------------------------
                                                          NET GAINS
                                                        (LOSSES) ON
                               NET ASSET          NET    SECURITIES                 DIVIDENDS
                                  VALUE,   INVESTMENT         (BOTH   TOTAL FROM     FROM NET DISTRIBUTIONS
                               BEGINNING       INCOME  REALIZED AND   INVESTMENT   INVESTMENT  FROM CAPITAL         TOTAL
                               OF PERIOD       (LOSS)   UNREALIZED)   OPERATIONS       INCOME         GAINS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND^^

Year Ended 8/31/04                $
-------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                $ 8.64         0.40^         0.31         0.71         0.43            --          0.43
-------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02           $ 8.91         0.55         (0.33)        0.22         0.47          0.02          0.49
-------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01        $ 9.13         0.09^        (0.22)       (0.13)        0.09            --          0.09
-------------------------------------------------------------------------------------------------------------------------

  ^ Calculated based upon average shares outstanding.
 ^^ The fund changed its fiscal year from October 31 to August 31.
 ** Commencement of offering of class of shares.
(b) Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  + Amount rounds to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

                                 PER SHARE OPERATING PERFORMANCE:                     RATIOS/SUPPLEMENTAL DATA:
                               ----------------------------------  ------------------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                                                  ---------------------------------------------
                                                                    NET ASSETS,                      NET               EXPENSES
                                    NET ASSET                            END OF               INVESTMENT       WITHOUT WAIVERS,
                                   VALUE, END              TOTAL         PERIOD         NET       INCOME         REIMBURSEMENTS
                                    OF PERIOD      RETURN (1)(b)     (MILLIONS)    EXPENSES       (LOSS)   AND EARNINGS CREDITS
-------------------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND^^

Year Ended 8/31/04                     $                        %          $               %            %                      %
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                     $ 8.92               8.33%          $ --+       1.25%        4.45%                  7.26%
-------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02                $ 8.64               2.54%          $ --+       1.25%        6.20%                 35.90%!!
-------------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01             $ 8.91              (2.30%)         $ --+       1.25%        6.99%                 11.01%
-------------------------------------------------------------------------------------------------------------------------------

                                     RATIOS/SUPPLEMENTAL DATA:
                               ------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS: #
                               ------------------------------------
                                       NET INVESTMENT
                                        INCOME (LOSS)
                                     WITHOUT WAIVERS,    PORTFOLIO
                                       REIMBURSEMENTS     TURNOVER
                                 AND EARNINGS CREDITS      RATE (b)
-------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND^^

Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                              (1.56%)         248%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                        (28.45%)!!       178%
-------------------------------------------------------------------
9/10/01** Through 10/31/01                      (2.77%)         107%(3)
-------------------------------------------------------------------

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES
None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOLA), the investment adviser to the former One Group Funds, merged into JPMorgan Clase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOLA became affiliates of both JPMIM and JPMorgan Chase Bank. One Group Dealer Services, Inc. (OGDS) and One Group Administrative Services, Inc. became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOLA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-7342.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-GLOBALM-205

      SUBJECT TO COMPLETION - PRELIMINARY PROSPECTUS DATED OCTOBER 29, 2004

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

JPMORGAN FUNDS


PROSPECTUS FEBRUARY 19 2005

[GRAPHIC]

JPMORGAN INCOME FUNDS

CLASS B AND CLASS C SHARES

GLOBAL STRATEGIC INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Global Strategic Income Fund                                                   1

The Fund's Management and Administration                                       8

How to Do Business with the Fund                                              10

    Purchasing Fund Shares                                                    10

    Sales Charges                                                             15

    Rule 12b-1 Fees                                                           20

    Shareholder Servicing Fees                                                20

    Exchanging Fund Shares                                                    20

    Redeeming Fund Shares                                                     22

Shareholder Information                                                       25

    Distributions and Taxes                                                   25

    Availability of Proxy Voting Record                                       25

    Portfolio Holdings Disclosure                                             25

Investments                                                                   28

Risk and Reward Elements                                                      30

Financial Highlights                                                          36

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates                                     38

How To Reach Us                                                       BACK COVER

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY
FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES __-__.

THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF FIXED INCOME SECURITIES OF FOREIGN AND DOMESTIC ISSUERS.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 23% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

- want an investment that pays monthly dividends

- want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- have a short-term investment horizon

- are adverse to below investment grade securities

- require stability of principal

- are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998             2.31%
1999             2.08%
2000             7.55%
2001             2.60%
2002             5.14%
2003             8.40%
2004

BEST QUARTER

WORST QUARTER

* The performance for the period before Class B and Class C Shares were launched on 2/18/05 is based on the performance of Class A Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^

After-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for the Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS B AND CLASS C SHARES
The estimated expenses of Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                 CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE                                           NONE              NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                          5.00              1.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60
DAYS AS A % OF AMOUNT REDEEMED/EXCHANGED*                                  2.00              2.00

*    Applies only to shares purchased on or after February 18, 2005.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS B AND CLASS C ASSETS)

                                                                 CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.45              0.45
DISTRIBUTION (RULE 12b-1) FEES                                             0.75              0.75
SHAREHOLDER SERVICE FEES                                                   0.25              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENT(2)

NET EXPENSES(2)                                                            1.65              1.65

(1)  "Other Expenses" are based on actual expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.65% and 1.65%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and 2.65% and 2.65%, respectively, through 12/31/15.

This example is for comparison only; the actual returns of Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                                 1 YEAR     3 YEARS
-----------------------------------------------------------------------------------
CLASS B SHARES* ($)

CLASS C SHARES* ($)

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                                 1 YEAR     3 YEARS
-----------------------------------------------------------------------------------
CLASS B SHARES ($)

CLASS C SHARES ($)

* Assumes applicable deferred sales charge is deducted when shares are sold.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.23% of average daily net assets.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR
One Group Administrative Services, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with One Group Dealer Services, Inc. (OGDS) under which OGDS has agreed to provide certain support services to the Fund's customers. For performing these services, OGDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Class A, Class B and Class C Shares of the Fund held by investors serviced by the shareholder servicing agent. OGDS may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
OGDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, OGDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and OGDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, OGDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a CDSC.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

- Directly from the Fund through the Distributor.

WHO CAN BUY SHARES?
Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or an authorized agent of the Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund.

Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class B and Class C Shares, all of which are available to the general public.

This prospectus does not offer Class A shares. However, Class B Shares of the Fund automatically convert to Class A Shares after eight years. As a result, information regarding Class A sales charges and breakpoints in, or elimination of, those sales charges is also included in this prospectus for your reference. For a Class A prospectus, call 1-800-480-4111.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A contingent deferred sales charge will apply on shares of the Fund sold within six years (measured from the first day of the month in which the shares were purchased). The contingent deferred sales charge may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

Class B shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A contingent deferred sales charge will apply on shares sold within one year of purchase (measured from the first day of the month in which the shares were purchased). The contingent deferred sales charge may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B shares, you and your Financial Intermediary should carefully consider whether additional Class B shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable contingent deferred sales charge and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: ______________________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: ______________________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

- Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and `click' on the hyperlinks "_________" and "_________." You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND


AMOUNT OF                  SALES CHARGE AS A %    SALES CHARGE AS A %    COMMISSION AS A %
PURCHASES                OF THE OFFERING PRICE     OF YOUR INVESTMENT    OF OFFERING PRICE
------------------------------------------------------------------------------------------
LESS
THAN $100,000            4.50                     4.71                   4.00

$100,000-
$249,999                 3.50                     3.68                   3.05

$250,000-
$499,999                 2.50                     2.56                   2.05

$500,000-
$999,999                 2.00                     2.04                   1.60

$1,000,000
OR MORE*                 NONE                     NONE                     **

 *There is no front-end sales charge for investments of $1 million or more in the Fund.

**If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Fund permits you to reduce the initial sales charges you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C shares of a JPMorgan Fund (except Class A Shares of a money market fund) held in:

1.  Your account(s);

2.  Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.  Trust accounts established by any of the individuals in items (1) through
    (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.  Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify
(1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of

Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

  - The JPMorgan Funds.

  - JPMorgan Chase and its subsidiaries and affiliates.

4.  Bought by employees of:

  - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

  - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

  - Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

  - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

  - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

  - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

  - Tuition programs that qualify under Section 529 of the Internal Revenue
    Code.

  - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

  - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

  - Employer-sponsored health savings accounts established pursuant to
    Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a contingent deferred sales charge in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

11. Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV, without any up-front sales charges. However, if you redeem Class B Shares of the Fund within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:

                                     CDSC AS A % OF
YEARS                                 DOLLAR AMOUNT
SINCE PURCHASE                    SUBJECT TO CHARGE
---------------------------------------------------
0-1                                            5.00

1-2                                            4.00

2-3                                            3.00

3-4                                            3.00

4-5                                            2.00

5-6                                            1.00

More than 6                                    NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC as follows:

                                     CDSC AS A % OF
YEARS                                 DOLLAR AMOUNT
SINCE PURCHASE                    SUBJECT TO CHARGE
---------------------------------------------------
0-1                                            1.00

After first year                               NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
OGDS may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. OGDS or its affiliates may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Class Shares of a JPMorgan money market fund.

Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C shares of the Short-Term Bond Funds may be exchanged for Class C shares of any other JPMorgan Fund, including Class C shares of any of the Short-Term Bond Funds.

Class C shares of any other JPMorgan Fund may be exchanged for Class C shares of another JPMorgan Fund, other than for Class C shares of the Short-Term Bond Funds.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares or Class C Shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C shares, other than exchanged Class C shares of the Short-Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C shares of one of the Short-Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee of 2.00% of the value of the shares redeemed if you exchange shares of the Fund for shares of another JPMorgan Fund within 60 days of purchase. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans, or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET

(or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received, minus the amount of any applicable CDSC and/or redemption fee.

If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

- Select the "Systematic Withdrawal Plan" option on the Account Application.

- Specify the amount you wish to receive and the frequency of the payments.

- You may designate a person other than yourself as the payee.

- There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge. If you own Class B or Class C shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  The SEC has permitted a suspension; or

4.  An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                               /X/ Permitted
                                               / / Not permitted

                                                                                                                   GLOBAL
                                                                                                                 STRATEGIC
                                                                        RELATED TYPES OF RISK                      INCOME
-----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from          credit, interest rate, market,                /X/
specific assets, such as auto or credit card receivables.               prepayment

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits      credit, currency, liquidity, political        /X/
and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and       credit, currency, interest rate,              /X/
foreign banks or corporations. These securities are usually discounted  liquidity, market, political and are rated by S&P, Moody's or other nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can    credit, currency, interest rate,              /X/
be converted into equity securities at a future time and price.         liquidity, market, political, valuation

CORPORATE BONDS Debt securities of domestic and foreign industrial,     credit, currency, interest rate,              /X/
utility, banking and other financial institutions.                      liquidity, market, political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the      credit, environmental, extension,             /X/
lender a lien on property as security for the loan payment.             interest rate, liquidity, market,
                                                                        natural event, political, prepayment,
                                                                        valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as     credit, currency, extension, interest         /X/
Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent     rate, leverage, market, political,
interests in pools of mortgages, whereby the principal and interest     prepayment
paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign mortgage-backed  currency, extension, interest rate,           /X/(2)
securities with the promise to purchase similar securities at a later   leverage, liquidity, market, political,
date. Segregated liquid assets are used to offset leverage risk.        prepayment

PARTICIPATION INTERESTS Interests that represent a share of bank debt   credit, currency, extension, interest         /X/
or similar securities or obligations.                                   rate, liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold directly    credit, interest rate, liquidity,             /X/
to an institutional investor.                                           market, valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers   credit, interest rate, liquidity,             /X/
that invest in real estate or are secured by real estate.               market, natural event, prepayment,
                                                                        valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a   credit                                        /X/
security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a        credit, leverage                              /X/(1)
security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS     credit, currency, interest rate, market,      /X/
Dollar- or non-dollar-denominated securities issued by foreign          political
governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange          credit, currency, interest rate,              /X/
periodic payments with a counterparty. Segregated liquid assets are     leverage, market, political, valuation
used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as         credit, interest rate, market, natural        /X/
general obligation and revenue bonds, whose interest is exempt from     event, political
federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and  interest rate                                 /X/
bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and   credit, currency, interest rate,              /X/
foreign securities offering non-cash or delayed-cash payment. Their     liquidity, market, political, valuation
prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield and       - Bonds have generally outperformed       - Under normal circumstances the Fund
  total return will fluctuate in            money market investments over the long    plans to remain fully invested in
  response to bond market movements         term, with less risk than stocks          bonds and other fixed-income
                                                                                      securities and may invest uninvested
- The value of most bonds will fall when  - Most bonds will rise in value when        cash in affiliated money market funds
  interest rates rise; the longer a         interest rates fall
  bond's maturity and the lower its                                                 - Bond investments may include U.S. and
  credit quality, the more its value      - Mortgage-backed and asset-backed          foreign corporate and government
  typically falls                           securities and direct mortgages can       bonds, mortgage-backed and
                                            offer attractive returns                  asset-backed securities, convertible
- Adverse market conditions may from                                                  securities, participation interests
  time to time cause the Fund to take                                                 and private placements
  temporary defensive positions that are
  inconsistent with its principal                                                   - The Fund seeks to limit risk and
  investment strategies and may hinder                                                enhance total return or yields through
  the Fund from achieving its investment                                              careful management, sector allocation,
  objective                                                                           individual securities selection and
                                                                                      duration management
- Mortgage-backed and asset-backed
  securities (securities representing an                                            - During severe market downturns, the
  interest in, or secured by, a pool of                                               Fund has the option of investing up to
  mortgages or other assets such as                                                   100% of assets in high quality
  receivables) and direct mortgages                                                   short-term instruments
  could generate capital losses or
  periods of low yields if they are paid                                            - The adviser monitors interest rate
  off substantially earlier or later                                                  trends, as well as geographic and
  than anticipated                                                                    demographic information related to
                                                                                      mortgage-backed securities and mortgage
                                                                                      payments

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
CREDIT QUALITY

- The default of an issuer would leave    - Investment-grade bonds have a lower     - The Fund maintains its own policies
  the Fund with unpaid interest or          risk of default                           for balancing credit quality against
  principal                                                                           potential yields and gains in light of
                                          - Junk bonds offer higher yields and        its investment goals
- Junk bonds (those rated BB, Ba or         higher potential gains
  lower) have a higher risk of default,                                             - The adviser develops its own ratings
  tend to be less liquid and may be more                                              of unrated securities and makes a
  difficult to value                                                                  credit quality determination for
                                                                                      unrated securities

FOREIGN INVESTMENTS

- The Fund could lose money because of    - Foreign bonds, which represent a major  - Foreign bonds are a primary investment
  foreign government actions, political     portion of the world's fixed income       for the Fund
  instability or lack of adequate and       securities, offer attractive potential
  accurate information                      performance and opportunities for       - To the extent that the Fund invests in
                                            diversification                           foreign bonds, it may manage the
- Currency exchange rate movements could                                              currency exposure of its foreign
  reduce gains or create losses           - Favorable exchange rate movements         investments relative to its benchmark,
                                            could generate gains or reduce losses     and may hedge a portion of its foreign
- Currency and investment risks tend to                                               currency exposure into the U.S. dollar
  be higher in emerging markets; these    - Emerging markets can offer higher         from time to time (see also
  markets also present higher liquidity     returns                                   "Derivatives"); these currency
  and valuation risks                                                                 management techniques may not be
                                                                                      available for certain emerging markets
                                                                                      investments

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities before    - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its         - The Fund could outperform its           - The adviser focuses its active
  benchmark due to its sector,              benchmark due to these same choices       management on those areas where it
  securities or duration choices                                                      believes its commitment to research
                                                                                      can most enhance returns and manage
                                                                                      risks in a consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Fund uses derivatives, such as
  swaps and forward foreign currency        underlying positions can reduce or        futures, options, swaps and forward
  contracts(1) that are used for hedging    eliminate losses at low cost              foreign currency contracts for hedging
  the portfolio or specific securities                                                and for risk management (i.e., to
  may not fully offset the underlying     - The Fund could make money and protect     adjust duration or yield curve
  positions and this could result in        against losses if management's            exposure or to establish or adjust
  losses to the Fund that would not have    analysis proves correct                   exposure to particular securities,
  otherwise occurred                                                                  markets or currencies); risk
                                          - Derivatives that involve leverage         management may include management of
- Derivatives used for risk management      could generate substantial gains at       the Fund's exposure relative to its
  may not have the intended effects and     low cost                                  benchmark
  may result in losses or missed
  opportunities                                                                     - The Fund only establishes hedges that
                                                                                      it expects will be highly correlated
- The counterparty to a derivatives                                                   with underlying positions
  contract could default
                                                                                    - While the Fund may use derivatives
- Certain types of derivatives involve                                                that incidentally involve leverage, it
  costs to the Fund which can reduce                                                  does not use them for the specific
  returns                                                                             purpose of leveraging their portfolios

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

- When the Fund lends a security, there   - The Fund may enhance income through     - The adviser maintains a list of
  is a risk that the loaned securities      the investment of the collateral          approved borrowers
  may not be returned if the borrower or    received from the borrower
  the lending agent defaults                                                        - The Fund receives collateral equal to
                                                                                      at least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued
  risks of the securities in which it is                                              interest
  invested
                                                                                    - The lending agents indemnify the Fund
                                                                                      against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment to
                                                                                      minimize losses

                                                                                    - Upon recall, the borrower must return
                                                                                      the securities loaned within the
                                                                                      normal settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing  - These holdings may offer more           - The Fund may not invest more than 15%
  these holdings precisely                  attractive yields or potential growth     of net assets in illiquid holdings
                                            than comparable widely traded
- The Fund could be unable to sell these    securities                              - To maintain adequate liquidity to meet
  holdings at the time or price desired                                               redemptions, the Fund may hold high
                                                                                      quality short-term instruments
                                                                                      (including repurchase agreements) and,
                                                                                      for temporary or extraordinary
                                                                                      purposes, may borrow from banks up to
                                                                                      33 1/3% of the value of its total
                                                                                      assets or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise the       - The Fund could realize gains in a       - The Fund may use short-term trading to
  Fund's transaction costs                  short period of time                      take advantage of attractive or
                                                                                      unexpected opportunities or to meet
- Increased short-term capital gains      - The Fund could protect against losses     demands generated by shareholder
  distributions would raise                 if a bond is overvalued and its value     activity
  shareholders' income tax liability        later falls

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. Because Class B and Class C Shares of the Fund had not commenced operations as of the end of the last fiscal year, the financial highlights included here are the financial highlights with respect to Class A Shares, which are not offered in this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

CLASS A SHARES

                                                            PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                           ------------------------------------  ----------------------------------------
                                                          NET GAINS
                                                        (LOSSES) ON
                                NET ASSET         NET    SECURITIES               DIVIDENDS
                                   VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
Year Ended 8/31/04              $
-------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03              $    8.64        0.40^         0.31        0.71        0.43             --           0.43
-------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02         $    8.91        0.55         (0.33)       0.22        0.47           0.02           0.49
-------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01      $    9.13        0.09^        (0.22)      (0.13)       0.09             --           0.09
-------------------------------------------------------------------------------------------------------------------------

  ^ Calculated based upon average shares outstanding.
 ^^ The fund changed its fiscal year from October 31 to August 31.
 ** Commencement of offering of class of shares.
(b) Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  + Amount rounds to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

                              PER SHARE OPERATING PERFORMANCE:                     RATIOS/SUPPLEMENTAL DATA:
                              ---------------------------------   --------------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                                                               -------------------------------------------
                                                                  NET ASSETS,                    NET              EXPENSES
                                   NET ASSET                           END OF             INVESTMENT      WITHOUT WAIVERS,
                                  VALUE, END       TOTAL               PERIOD       NET       INCOME        REIMBURSEMENTS
                                   OF PERIOD      RETURN (1)(b)    (MILLIONS)  EXPENSES       (LOSS)  AND EARNINGS CREDITS
Year Ended 8/31/04                 $                    %         $                    %           %                      %
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                 $    8.92        8.33%         $        --+     1.25%       4.45%                  7.26%
---------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02            $    8.64        2.54%         $        --+     1.25%       6.20%                 35.90%!!
---------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01         $    8.91       (2.30%)        $        --+     1.25%       6.99%                 11.01%
---------------------------------------------------------------------------------------------------------------------------

                                    RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------------
                                       NET INVESTMENT
                                        INCOME (LOSS)
                                     WITHOUT WAIVERS,     PORTFOLIO
                                       REIMBURSEMENTS      TURNOVER
                                 AND EARNINGS CREDITS       RATE(b)
Year Ended 8/31/04                                  %              %
-------------------------------------------------------------------
Year Ended 8/31/03                             (1.56%)          248%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                       (28.45%)!!        178%
-------------------------------------------------------------------
9/10/01** Through 10/31/01                     (2.77%)          107%(2)
-------------------------------------------------------------------

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. One Group Dealer Services, Inc. (OGDS) and One Group Administrative Services, Inc. became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-7342.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-GLOBALBC-205

JPMORGAN FUNDS


PROSPECTUS FEBRUARY 19 2005

[GRAPHIC]

JPMORGAN U.S. EQUITY FUNDS
ULTRA CLASS SHARES

U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

U.S. Equity Fund                                         1

The Fund's Management and Administration                 7

How to Do Business with the Funds                        9

     Purchasing Fund Shares                              9

     Exchanging Fund Shares                             12

     Redeeming Fund Shares                              13

Shareholder Information                                 15

     Distributions and Taxes                            15

     Availability of Proxy Voting Record                15

     Portfolio Holdings Disclosure                      16

Risk and Reward Elements                                17

Financial Highlights                                    24

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                               26

How To Reach Us                                 BACK COVER

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES  -  .

THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class shares.* The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1995      32.83%
1996      21.22%
1997      28.58%
1998      24.79%
1999      14.88%
2000      -6.37%
2001      -9.30%
2002     -26.50%
2003      32.63%
2004         __%

BEST QUARTER

WORST QUARTER

* The performance for the period before Ultra Class Shares were launched on 2/18/05 is based on the performance of the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of the Ultra Class Shares would have been higher than shown because Ultra Class Shares have lower expenses than Institutional Class Shares. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/94 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                             PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)

After-tax returns are shown for only the Institutional Class Shares, and not the class offered by this prospectus, and after-tax returns for the Ultra Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

^ Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR ULTRA CLASS SHARES

The estimated expenses of Ultra Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM ULTRA CLASS ASSETS)

MANAGEMENT FEES                                                 0.40

DISTRIBUTION (RULE 12b-1) FEES                                  NONE

SHAREHOLDER SERVICE FEES                                        NONE

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)

(1)  "Other Expenses" are based on actual expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Ultra Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed ____% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Ultra Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Class Shares and your actual costs may be higher or lower.

                                                     1 YEAR   3 YEARS
---------------------------------------------------------------------
YOUR COST($)
(WITH OR WITHOUT REDEMPTION)                             --        --

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Fund's other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 12/31/04, the adviser was paid management fees (net of waivers) of % of average daily net assets.

THE PORTFOLIO MANAGERS

The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

FUND MANAGER COMPENSATION

Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR

One Group Administrative Services, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S DISTRIBUTOR

One Group Dealer Services, Inc. (OGDS or the Distributor) is the distributor for the Fund. OGDS is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, OGDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and OGDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, OGDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a CDSC.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

- Directly from the Fund through the Distributor.

WHO CAN BUY SHARES?
Ultra Class shares may be purchased by investors (i) whose investments in the Fund are made and directed on their behalf by investment representatives at Banc One Investment Advisors Corporation, JPMIM, Bank One Trust Company, NA, or JPMorgan Chase Bank, NA or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account's initial investment in the Fund is at least $5,000,000.

Ultra Class shares also may be purchased by 401(k) plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, NA, where the plan's investment in the Fund is at least $5,000,000.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or an authorized agent of the Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Ultra Class Shares of the Fund are subject to a $5,000,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

If you choose to pay by wire, please call
1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Ultra Class shares of a Fund may be exchanged for Ultra Class shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day. All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares - How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and they can realize capital gain. The Fund deduct any expenses and then pay out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gains, if any, are distributed annually.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent twelve-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help Fund manage risk.

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                 AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys                 - The Fund can take advantage     - The Fund segregate liquid
  securities before issue or           of attractive transaction         assets to offset leverage
  for delayed delivery, it             opportunities                     risks
  could be exposed to leverage
  risk if it does not
  segregate liquid assets

SHORT-TERM TRADING

- Increased trading could            - The Fund could realize gains    - The Fund generally avoid
  raise the Fund's brokerage           in a short period of time         short-term trading, except
  and related costs                                                      to take advantage of
                                     - The Fund could protect            attractive or unexpected
- Increased short-term capital         against losses if a stock is      opportunities or to meet
  gains distributions could            overvalued and its value          demands generated by
  raise shareholders' income           later falls                       shareholder activity
  tax liability. Such an
  increase in transaction
  costs and/or tax liability,
  if not offset by gains from
  short-term trading, would
  reduce the Fund's returns.

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                 AND REWARD
ETFs AND OTHER INVESTMENT
COMPANIES

- If the Fund invests in             - Helps to manage smaller cash    - Absent an exemptive order of
  shares of another investment         flows                             the Securities and Exchange
  company, shareholders would                                            Commission (the "SEC"), the
  bear not only their                - Investing in ETFs offers          Fund's investments in other
  proportionate share of the           instant exposure to an index      investment companies,
  Fund's expenses, but also            or a broad range of markets,      including ETFs, are subject
  similar expenses of the              sectors, geographic regions       to the percentage
  investment company                   and industries                    limitations of the
                                                                         Investment Company Act of
- The price movement of an ETF                                           1940 ("1940 Act")(1)
  may not track the underlying
  index, market, sector,                                               - An SEC exemptive order
  regions or industries and                                              granted to various iShares
  may result in a loss                                                   funds (which are ETFs) and
                                                                         their investment adviser
                                                                         permits the Fund to invest
                                                                         beyond the 1940 Act limits,
                                                                         subject to certain terms and
                                                                         conditions, including a
                                                                         finding of the Fund's Board
                                                                         that the advisory fees
                                                                         charged by the adviser are
                                                                         for services that are in
                                                                         addition to, and not
                                                                         duplicative of, the advisory
                                                                         services provided to those
                                                                         ETFs

                                                                       - An SEC exemptive order
                                                                         permits the Fund to invest
                                                                         its uninvested cash, up to
                                                                         25% of its assets, in one or
                                                                         more affiliated money market
                                                                         funds if the adviser waives
                                                                         and/or reimburses its
                                                                         advisory fee from the Fund
                                                                         in an amount sufficient to
                                                                         offset any doubling up of
                                                                         investment advisory,
                                                                         shareholder servicing and
                                                                         administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                 AND REWARD
DERIVATIVES

- Derivatives such as futures,       - Hedges that correlate well      - The Fund uses derivatives
  options, swaps, and forward          with underlying positions         for hedging and for risk
  foreign currency contracts(1)        can reduce or eliminate           management (i.e., to
  that are used for hedging            losses at low cost                establish or adjust exposure
  the portfolio or specific                                              to particular securities,
  securities may not fully           - The Fund could make money         markets or currencies); risk
  offset the underlying                and protect against losses        management may include
  positions and this could             if management's analysis          management of the Fund's
  result in losses to the Fund         proves correct                    exposure relative to its
  that would not have                                                    benchmark;
  otherwise occurred                 - Derivatives that involve
                                       leverage could generate         - The Fund only establishes
- Derivatives used for risk            substantial gains at low          hedges that it expects will
  management or to increase a          cost                              be highly correlated with
  Fund's gain may not have the                                           underlying positions
  intended effects and may
  result in losses or missed                                           - While the Fund may use
  opportunities                                                          derivatives that
                                                                         incidentally involve
- The counterparty to a                                                  leverage, it do not use them
  derivatives contract could                                             for the specific purpose of
  default                                                                leveraging their portfolio

- Derivatives that involve
  leverage could magnify
  losses

- Certain types of derivatives
  involve costs to the Fund
  which can reduce returns

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by the Fund,
  accelerate recognition of
  income to the Fund, affect
  the holding period of the
  Fund's assets, and defer
  recognition of certain of
  the Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                 AND REWARD
SECURITIES LENDING

- When the Fund lends a              - The Fund may enhance income     - The adviser maintains a list
  security, there is a risk            through the investment of         of approved borrowers
  that the loaned securities           the collateral received from
  may not be returned if the           the borrower                    - The Fund receives collateral
  borrower or the lending                                                equal to at least 100% of
  agent defaults                                                         the current value of the
                                                                         securities loaned plus
- The collateral will be                                                 accrued interest
  subject to the risks of the
  securities in which it is                                            - The lending agents indemnify
  invested                                                               the Fund against borrower
                                                                         default

                                                                       - The adviser's collateral
                                                                         investment guidelines limit
                                                                         the quality and duration of
                                                                         collateral investment to
                                                                         minimize losses

                                                                       - Upon recall, the borrower
                                                                         must return the securities
                                                                         loaned within the normal
                                                                         settlement period

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                 AND REWARD
MARKET CONDITIONS

- The Fund's share price and         - Stocks have generally           - Under normal circumstances
  performance will fluctuate           outperformed more stable          the Fund plans to remain
  in response to stock and/or          investments (such as bonds        fully invested in accordance
  bond market movements                and cash equivalents) over        with its policies and may
                                       the long term                     invest uninvested cash in
- Adverse market conditions                                              affiliated money market
  may from time to time cause                                            funds; equity securities may
  the Fund to take temporary                                             include common stocks,
  defensive positions that are                                           convertible securities,
  inconsistent with its                                                  preferred stocks, depositary
  principal investment                                                   receipts (such as American
  strategies and may hinder                                              Depositary Receipts and
  the Fund from achieving its                                            European Depositary
  investment objective                                                   Receipts), trust or
                                                                         partnership interests,
                                                                         warrants, rights and
                                                                         investment company
                                                                         securities

                                                                       - The Fund seeks to limit risk
                                                                         and enhance performance
                                                                         through active management
                                                                         and/or diversification

                                                                       - During severe market
                                                                         downturns, the Fund has the
                                                                         option of investing up to
                                                                         100% of its assets in high
                                                                         quality short-term
                                                                         instruments

MANAGEMENT CHOICES

- The Fund could underperform        - The Fund could outperform       - The adviser focuses its
  its benchmark due to its             its benchmark due to these        active management on
  securities and asset                 same choices                      securities selection, the
  allocation choices                                                     area where it believes its
                                                                         commitment to research can
                                                                         most enhance returns and
                                                                         manage risks in a consistent
                                                                         way

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                 AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate             - Favorable exchange rate         - The Fund anticipates that
  movements could reduce gains         movements could generate          its total foreign
  or create losses                     gains or reduce losses            investments will not exceed
                                                                         20% of total assets
- The Fund could lose money          - Foreign investments, which
  because of foreign                   represent a major portion of    - The Fund actively manages
  government actions,                  the world's securities,           the currency exposure of its
  political instability or             offer attractive potential        foreign investments relative
  lack of adequate and                 performance and                   to their benchmarks, and may
  accurate information                 opportunities for                 hedge back into the U.S.
                                       diversification                   dollar from time to time
- Currency and investment                                                (see also "Derivatives");
  risks tend to be higher in         - Emerging markets can offer        these currency management
  emerging markets; these              higher returns                    techniques may not be
  markets also present higher                                            available for certain
  liquidity and valuation                                                emerging markets investments
  risks

ILLIQUID HOLDINGS

- The Fund could have                - These holdings may offer        - The Fund may invest more
  difficulty valuing these             more attractive yields or         than 15% of net assets in
  holdings precisely                   potential growth than             illiquid holdings
                                       comparable widely traded
- The Fund could be unable to          securities                      - To maintain adequate
  sell these holdings at the                                             liquidity to meet
  time or price it desires                                               redemptions, the Fund may
                                                                         hold high quality short term
                                                                         securities (including
                                                                         repurchase agreements) and,
                                                                         for temporary or
                                                                         extraordinary purposes, may
                                                                         borrow from banks up to
                                                                         33 1/3% of the value of its
                                                                         total assets including
                                                                         drawing on a line of credit

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for the single Fund share. Because the Ultra Class Shares of the Fund had not commenced operations as of the end of the last fiscal year, the financial highlights here are the financial highlights with respect to Institutional Shares, which are not offered in this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the six-month period from January 1, 2004 through June 30, 2004 has not been audited. This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is also available upon request.

INSTITUTIONAL CLASS SHARES

                                                                 PER SHARE OPERATING PERFORMANCE:
                            --------------------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                        --------------------------------------   ---------------------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                             NET ASSET         NET     SECURITIES                 DIVIDENDS
                                VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                             BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                             OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS    CAPITAL  DISTRIBUTIONS
U.S. EQUITY FUND
1/1/04 Through 6/30/04
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/03         $     7.61        0.09@          2.38         2.47         0.09             --         --           0.09
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/02         $    10.44        0.06          (2.82)       (2.76)        0.07             --         --           0.07
------------------------------------------------------------------------------------------------------------------------------------
6/1/01 Through 12/31/01^    $    11.12        0.03@         (0.66)       (0.63)        0.03           0.02         --           0.05
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/01          $    12.79        0.08          (0.96)       (0.88)        0.08           0.71         --           0.79
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/00          $    15.08        0.11           0.26         0.37         0.11           2.55         --           2.66
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/99          $    16.73        0.16           2.39         2.55         0.17           4.03         --           4.20
------------------------------------------------------------------------------------------------------------------------------------

  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(u) Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

                                      PER SHARE OPERATING PERFORMANCE:        RATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------       --------------------------
                                                                             NET ASSETS,     RATIOS TO AVERAGE NET ASSETS: #
                                        NET ASSET                                 END OF     -------------------------------
                                       VALUE, END                TOTAL            PERIOD                     NET
                                        OF PERIOD               RETURN (a)    (MILLIONS)                EXPENSES
U.S. EQUITY FUND
1/1/04 Through 6/30/04
Year Ended 12/31/03                   $      9.99                32.63%      $        76                    0.64%
Year Ended 12/31/02                   $      7.61               (26.50%)     $        79                    0.64%
6/1/01 Through 12/31/01^              $     10.44                (5.63%)     $        90                    0.65%
Year Ended 5/31/01                    $     11.12                (6.99%)     $       151                    0.62%
Year Ended 5/31/00                    $     12.79                 2.45%      $       241                    0.60%
Year Ended 5/31/99                    $     15.08                18.66%      $       278                    0.60%

                                                         RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS: #
                               ----------------------------------------------------------
                                                                           NET INVESTMENT
                                      NET                EXPENSES           INCOME (LOSS)
                               INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,      PORTFOLIO
                                   INCOME          REIMBURSEMENTS          REIMBURSEMENTS       TURNOVER
                                   (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS           RATE (a)
U.S. EQUITY FUND
1/1/04 Through 6/30/04
Year Ended 12/31/03                  0.91%                   0.76%                   0.79%           101%
Year Ended 12/31/02                  0.74%                   0.77%                   0.61%            83%
6/1/01 Through 12/31/01^             0.55%                   0.70%                   0.50%            48%
Year Ended 5/31/01                   0.57%                   0.64%                   0.55%            81%(u)
Year Ended 5/31/00                   0.76%                   0.63%                   0.73%            89%(u)
Year Ended 5/31/99                   0.89%                   0.63%                   0.86%            84%(u)

LEGAL PROCEEDINGS RELATING TO
BANC ONE INVESTMENT ADVISORS CORPORATION
AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. One Group Dealer Services, Inc. (OGDS) and One Group Administrative Services, Inc. became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Fund and its policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-7342

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-EQI-205

    SUBJECT TO COMPLETION - PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                            DATED OCTOBER 29, 2004

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              JPMORGAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 19, 2005

                           J.P. MORGAN FUNDS ("JPMF")
       JPMorgan Emerging Markets Debt Fund ("Emerging Markets Debt Fund")

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                        JPMorgan Bond Fund ("Bond Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")
             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                       J.P. MORGAN SERIES TRUST ("JPMST")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")
            JPMorgan Strategic Income Fund ("Strategic Income Fund")
        JPMorgan U.S. Treasury Income Fund ("U.S. Treasury Income Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                     JPMorgan Bond Fund II ("Bond Fund II")

                    (each a "Fund", collectively the "Funds")

This Statement of Additional Information ("SAI") is not a prospectus, but contains additional information which should be read in conjunction with the prospectuses dated February 19, 2005 ("Prospectuses"), for the Funds as supplemented from time to time. Additionally, this SAI incorporates by reference the financial statements dated August 31, 2004 ("Financial Statements") included in the Shareholder Reports relating to the Funds. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting One Group Dealer Services, Inc. ("OGDS"), the Funds' distributor, at 1111 Polaris Parkway, Columbus, OH 43271.

     For more information about the Funds or the financial statements, simply write or call for:

                                 JPMorgan Funds
                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111

                                                                    SAI-INC-____

                                TABLE OF CONTENTS
GENERAL                                                                        1
INVESTMENT STRATEGIES AND POLICIES                                             3
INVESTMENT RESTRICTIONS                                                       22
TRUSTEES                                                                      26
OFFICERS                                                                      31
CODES OF ETHICS                                                               32
PROXY VOTING PROCEDURES AND GUIDELINES                                        32
PORTFOLIO HOLDINGS DISCLOSURE                                                 34
INVESTMENT ADVISER                                                            34
ADMINISTRATOR                                                                 37
DISTRIBUTOR                                                                   38
DISTRIBUTION PLAN                                                             39
CUSTODIAN                                                                     42
TRANSFER AGENT                                                                42
SHAREHOLDER SERVICING                                                         42
EXPENSES                                                                      44
FINANCIAL PROFESSIONALS                                                       45
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 45
INDEPENDENT ACCOUNTANTS                                                       46
PURCHASES, REDEMPTIONS AND EXCHANGES                                          46
DIVIDENDS AND DISTRIBUTIONS                                                   49
NET ASSET VALUE                                                               49
PERFORMANCE INFORMATION                                                       50
PORTFOLIO TRANSACTIONS                                                        55
MASSACHUSETTS TRUST                                                           58
DESCRIPTION OF SHARES                                                         59
DISTRIBUTIONS AND TAX MATTERS                                                 60
ADDITIONAL INFORMATION                                                        64
FINANCIAL STATEMENTS                                                          64
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                   A-1

                                     GENERAL

          This SAI relates to the JPMorgan Funds listed below. The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional, Class M, Class A, Class B and Class C
Short Term Bond Fund:                                Select, Institutional, Class A and Class B
Emerging Markets Debt Fund:                          Select, Institutional, Class A, Class B and Class C
Enhanced Income Fund:                                Select, Institutional, Class A, Class B and Class C
Bond Fund II:                                        Select, Institutional, Class A, Class B and Class C
Short Term Bond Fund II:                             Select, Institutional, Class M, Class A, Class B and Class C
Strategic Income Fund:                               Select, Institutional, Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Institutional, Class A, Class B and Class C

          Currently, each Fund offers the following classes of shares:

Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional, Class M, Class A, Class B and Class C
Short Term Bond Fund:                                Select, Institutional and Class A
Emerging Markets Debt Fund:                          Select
Enhanced Income Fund:                                Institutional
Bond Fund II:                                        Select, Class A and Class B
Short Term Bond Fund II:                             Select, Class M and Class A
Strategic Income Fund:                               Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Class A and Class B

          Effective February 28, 2001, the following Funds were renamed with the approval of the Boards of Trustees of JPMMFG and JPMMFSG:

FUND                                                       FORMER NAME
----                                                       -----------
JPMorgan Short-Term Bond Fund II                           Chase Vista Short-Term Bond Fund
JPMorgan Strategic Income Fund                             Chase Vista Strategic Income Fund
JPMorgan U.S. Treasury Income Fund                         Chase Vista U.S. Treasury Income Fund
JPMorgan Bond Fund II                                      Chase Vista Select Bond Fund

          Effective May 1, 2003, the following Trusts were renamed with the approval of the Boards of Trustees of JPMMFG or JPMMFSG, as applicable:

Mutual Fund Group                                          J.P. Morgan Mutual Fund Group
Mutual Fund Select Group                                   J.P. Morgan Mutual Fund Select Group

          Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees

NEW NAME                                             FORMER NAME
JPMorgan Emerging Markets Debt Fund                  JPMorgan Fleming Emerging Markets Debt Fund

          The shares of the Funds are collectively referred to in this SAI as the "Shares."

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

          This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

          The Bond, Global Strategic Income and Short Term Bond Funds are each a series of JPMIF, an open-end management investment company, formed on November 4, 1992, as a Massachusetts business trust. The Emerging Markets Debt Fund is a series of JPMF, an open-end management investment company, formed on November 4, 1992 as a Massachusetts business trust. J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") advises these Funds.

          Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio" and collectively, the "Portfolios"), corresponding open-end management investment companies having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

          The Enhanced Income Fund is a series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust. This Fund is also advised by JPMIM.

          The Bond Fund II is a series of JPMMFSG, an open-end management investment company, formed on October 1, 1996 as a Massachusetts business trust. The Short Term Bond Fund II, Strategic Income and U.S. Treasury Income Funds are a series of JPMMFG (and together with JPMIF, JPMF, JPMST and JPMMFSG, the "Trusts"), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. These Funds are advised JPMIM.

          PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Trusts approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series, a Massachusetts business trust ("JPMMFS"), subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

          On August 19, 2004, the Boards of Trustees of JPMIF, JPMMFG and JPMMFSG also approved merger transactions involving three of the Funds included in this SAI that are respective series of those Trusts. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.

ACQUIRED FUND                                               ACQUIRING FUND
Bond Fund II                                 MERGES WITH    One Group Bond Fund (a series of One Group
                                              AND INTO       Mutual Funds)

Strategic Income Fund                        MERGES WITH    Global Strategic Income Fund (a series of JPMIF)
                                              AND INTO

U.S. Treasury Income Fund                    MERGES WITH    One Group Government Bond Fund (a series of One
                                              AND INTO       Group Mutual Funds)

          Special meetings of shareholders of JPMF, JPMIF, JPMST, JPMMFG and JPMMFSG have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

          If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS APPROVE the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS DO NOT APPROVE the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund DO NOT APPROVE the Shell Reorganization with respect to that Fund, the Fund will remain a series of its current Trust.

          In addition to these Funds, the Trusts consist of other series representing separate investment funds.

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

          Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with its investment objective and policies.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

          Each Fund, except the U.S. Treasury Income Fund, may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with its investment objective and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

          MORTGAGE-BACKED SECURITIES. The Funds, except Emerging Markets Debt Fund, may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

          Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

          There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").

          Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

          Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

          Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

          Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund, except U.S. Treasury Income and Emerging Markets Debt Funds, may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Boards of Trustees. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

          MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds, except Emerging Markets Debt Fund, may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% the Funds' total assets.

          MORTGAGES (DIRECTLY HELD). Each Fund, except U.S. Treasury Income Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

          The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such a Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

          STRUCTURED PRODUCTS. Bond Fund II, Global Strategic Income Fund, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

          The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

          Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

          Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

          FLOATING RATE AND VARIABLE SECURITIES. Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

          The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

          ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

          ASSET-BACKED SECURITIES. Each Fund, except the U.S. Treasury Income Fund, may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

          Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

          Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

          U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

          FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments - Sovereign Fixed Income Securities."

          SUPRANATIONAL OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

          BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

          The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

          COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

          REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities, which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                             TAX EXEMPT OBLIGATIONS

          The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations, which may be purchased by the Funds, appears below. See "Diversification and Quality Requirements."

          MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

          Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

          MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

          Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

          Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

          Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

          Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

          Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

          PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

          PUTS. The Bond Fund, the Global Strategic Income Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

          Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

          The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Boards of Trustees. The Boards of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

          Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

          Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                               FOREIGN INVESTMENTS

          Each Fund, with the exception of U.S. Treasury Income Fund, may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country. Emerging Markets Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

          Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

          Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

          In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

          Since any investments made in foreign securities by Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Fund or Enhanced Income Fund may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. Short Term Bond Fund and Bond Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Typically, Short Term Bond Fund and Bond Fund hedge its non-dollar investments back to the U.S. dollars. See "Foreign Currency Exchange Transactions" below.

          FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

          A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

          Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

          SOVEREIGN FIXED INCOME SECURITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

          BRADY BONDS. Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

          OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                          INVESTING IN EMERGING MARKETS

          Global Strategic Income Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Bond Fund II, Short Term Bond Fund II, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

          Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

          The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

          RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

                             ADDITIONAL INVESTMENTS

          CONVERTIBLE SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Emerging Markets Debt and Strategic Income Funds may invest in convertible securities of domestic and, foreign issuers subject to a Fund's investment restrictions, objective and strategy, foreign issuers. The Funds will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Enhanced Income, and Emerging Markets Debt Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

          FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

          Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

          To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

          INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategy. The Strategic Income Fund and Short Term Bond Fund II will generally not invest in securities of other investment companies, with the exception of shares of money market funds. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

          INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

          If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

          A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

          No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

          The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk.

          REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period, which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 331/3% he Funds' total assets.

          LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or OGDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Boards of Trustees are entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

          There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

          ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

          Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

          As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

          Each Fund, with the exception of Emerging Markets Debt and U.S. Treasury Income Funds, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

          Although Emerging Markets Debt and U.S. Treasury Income Funds are not limited by the diversification requirements of the 1940 Act, all Funds including the Emerging Markets Debt and U.S. Treasury Income Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

          If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Bond and Short Term Bond Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company, which invests in voting securities. See "Investment Restrictions."

          BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, except U.S. Treasury Income Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

          Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

          In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

          At the time the Bond and Short Term Bond Funds invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by a Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

          The Emerging Markets Debt Fund may invest in securities that are speculative to a high degree and in default. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this SAI, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Emerging Markets Debt and Global Strategic Income Funds may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Funds may invest.

          There can be no assurance that the Adviser will be successful in limiting Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

          Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of Global Strategic Income and Emerging Markets Debt Funds' investments in high yield securities and to value accurately these assets. In addition, Emerging Markets Debt and Global Strategic Income Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

                        OPTIONS AND FUTURES TRANSACTIONS

          The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II, Strategic Income Fund, and Bond Fund II may also use futures and options to seek to enhance portfolio performance. Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. The use of options and futures is a highly specialized activity, which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

          None of the Funds will be a commodity pool. The Trusts, on behalf of themselves and their respective Fund or Funds, have filed notices of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

                                     OPTIONS

          PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

          OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

          EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

          The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

          OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

          COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

          POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

          SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

          Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

          Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

          The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (i.e., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

          The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

          The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

          The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

          Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

          Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (i.e., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

          The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

          The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

          Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

          RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

          MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

          LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

          CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

          CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

          LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

          The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                     FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                          8/31/03                8/31/04
                                     ----------------------------------------
Bond Fund                                  679%
Bond Fund II                               806%
Enhanced Income                            328%
Global Strategic Income Fund               248%
Short Term Bond Fund                       386%
Short Term Bond Fund II                    319%
Strategic Income Fund                      116%
U.S. Treasury Income Fund                  106%
Emerging Markets Debt Fund                 157%

          [The variation in the Funds' turnover rates over the last two fiscal years is primarily due to the Funds' investments in mortgages and/or futures.]

                             INVESTMENT RESTRICTIONS

          The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

          The investment policy of the Funds (including their investment objectives), with the exception of Bond Fund II and Short Term Bond Fund II, are not fundamental, except as designated in the Prospectuses or herein. The investment objectives of the Bond Fund II and Short Term Bond Fund II are fundamental but their investment policies are non-fundamental. Shareholders of the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

(1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the Investment Company Act of 1940 (the "1940 Act");

(2) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

          (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

          (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;

          (b) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not borrow money except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 331/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund, other than the Strategic Income Fund, may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of any of the total assets of the Bond Fund II, Short Term Bond Fund II, or U.S. Treasury Income Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

          (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(9) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund and the U.S. Treasury Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law; and

          (b) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not make loans, except that the Funds may:

               (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;

               (ii) enter into repurchase agreements with respect to portfolio securities; and

               (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

          In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

          For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

          FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMST, JPMMFG and JPMMFSG approved a proposal to amend each of their respective Funds' fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

               BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.

          NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(iv)      May not purchase or sell interests in oil, gas or mineral leases;

(v) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), and the U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

(vi) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(vii) Except as specified above, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

(viii) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(ix) Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund, Short Term Bond Fund II, U.S. Treasury Income Fund and Bond Fund II all have an 80% investment policy which may be changed by the Fund's Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

          For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          In order to permit the sale of its shares in certain states, the Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should the Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Bond Fund II will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company; (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Bond Fund II, one or more of such persons owns beneficially more than 1/2 of the 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities taken together own beneficially more than 5% of such shares of securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

          In order to permit the sale of its shares in certain states and foreign countries, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Short Term Bond Fund II, the Strategic Income Fund or the U.S. Treasury Income Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets, (ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Boards of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

          There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Boards of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

          For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with The Securities and Exchange Commission or other sources. In the absence of such classification or, if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

          The names of the Trustees of the Funds, together with information regarding the year of their birth, the date of each Trustee first became a Board member of the JPMorgan Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                    NUMBER OF
                                                                  PORTFOLIOS IN
                                                                 FUND COMPLEX(1)
NAME (YEAR OF BIRTH); POSITIONS      PRINCIPAL OCCUPATIONS         OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
     WITH THE FUNDS (SINCE)           DURING PAST 5 YEARS            TRUSTEE                 FUND COMPLEX
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG (1941);        Retired; Vice-President &          69                        None
Trustee since 1994                  Treasurer of
                                    Ingersoll-Rand Company
                                    (manufacturer of
                                    industrial equipment)
                                    (1972-2000)

ROLAND R. EPPLEY, JR. (1932);       Retired                            69          Director, Janel Hydro Inc.
Trustee since 1994                                                                 (Automotive) (1993-present)

DR. MATTHEW GOLDSTEIN (1941);       Chancellor of the City             69          Trustee of the Albert Einstein
Trustee since 2003                  University of New York,                        School of Medicine
                                    since September 1, 1999;                       (1998-present); Director of
                                    President, Adelphi                             National Financial Partners
                                    University (New York)                          (financial services distributor)
                                    (1998-1999)                                    (2003-present); Trustee of Bronx
                                                                                   Lebanon Hospital Center
                                                                                   (1992-present); Director of New
                                                                                   Plan Excel Realty Trust, Inc
                                                                                   (real estate investment trust)
                                                                                   (2000-present); Director of
                                                                                   Lincoln Center Institute for the
                                                                                   Arts in Education (1999-present)

ANN MAYNARD GRAY** (1945);          Vice President of Capital          69          Director of Duke Energy
Trustee since 2001                  Cities/ABC, Inc.                               Corporation (1997-present)
                                    (communications)                               Director of Elan Corporation,
                                    (1986-1998)                                    Plc (pharmaceuticals)
                                                                                   (2001-present); Director of The
                                                                                   Phoenix Companies (wealth

                                                                                   management services)
                                                                                   (2002-present)

MATTHEW HEALEY (1937);              Retired; Chief Executive           69          None
Trustee since 2001                  Officer of certain J.P.
                                    Morgan Fund trusts
                                    (1982-2001)

ROBERT J. HIGGINS (1945);           Director of                        69          Director of Providian Financial
Trustee since 2002.                 Administration of the                          Corp. (banking) (2002-present)
                                    State of Rhode Island
                                    (2003-2004); President
                                    - Consumer Banking and
                                    Investment Services Fleet
                                    Boston Financial
                                    (1971-2002)

WILLIAM G. MORTON, JR. (1937);      Retired; Chairman Emeritus         69          Director of Radio Shack
Trustee since 2003                  (2001-2002), and Chairman                      Corporation (electronics)
                                    and Chief Executive                            (1987-present); Director of The
                                    Officer, Boston Stock                          Griswold Company (securities
                                    Exchange (1985-2001)                           brokerage) (2002-2004); Trustee
                                                                                   of Morgan Stanley Institutional
                                                                                   Funds (1993-2003); Director
                                                                                   of The National Football
                                                                                   Foundation and College Hall of
                                                                                   Fame (1994-present); Trustee of
                                                                                   the Berklee College of Music
                                                                                   (1998-present); Trustee of the
                                                                                   Stratton Mountain School
                                                                                   (2001-present)

FERGUS REID, III (1932);            Chairman of Lumelite               69          Trustee of 209 Morgan Stanley
Trustee since 1994                  Corporation (plastics                          Funds (1995-present)
                                    manufacturing)
                                    (2003-present); Chairman
                                    and CEO of Lumelite
                                    Corporation
                                    (1985-2002)

JAMES J. SCHONBACHLER (1943);       Retired; Managing                  69          None
Trustee since 2001.                 Director of Bankers Trust
                                    Company (financial
                                    services) (1968-1998)

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*           Retired; Chief Executive           69          None
(1935); Trustee since 1998          Officer of Chase Mutual
                                    Funds (investment
                                    company) (1989-1998);
                                    Chief Investment
                                    Executive of Chase
                                    Manhattan Private Bank
                                    (investment management)
                                    (1990-1998)

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase & Co. ("JPMorgan Chase") stock.

** Dana Maynard Gray, the daughter of Ann Maynard Gray, became an employee of JPMorgan Securities, Inc., as an Associate Analyst on May 3, 2004.

          Each Trustee serves for an indefinite term, subject to the Funds' current retirement policies, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Boards decide upon general policies and are responsible for overseeing the business affairs of each Trust.

                               STANDING COMMITTEES

          The Board of Trustees of each JPMorgan Fund currently has four standing committees: the Audit, Valuation, Investment, and Governance Committees. The Board does not have a Compensation Committee.

          The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds' independent accountants; (ii) to oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2004.

          The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently the Valuation Committee has been consulted by management of the JPMorgan Funds on two occasions during the fiscal year ended August 31, 2004.

          The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met once during the fiscal year ended August 31, 2004.

          The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election and appointment as Trustees, (ii) the review of shareholder correspondence to the Board, (iii) the review of nominees recommended to the Board; (iv) review of Trustees compensation; and (v) recommendation of Independent Trustee Counsel and Fund legal counsel. The Governance Committee met once during the fiscal year ended August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Boards and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Boards by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

          At the special meetings of shareholders scheduled to be held on January 20, 2005, shareholders of record on October 27, 2004 will be asked to elect Trustees.

          The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1) :

                                                                    OWNERSHIP OF
                                                                      EMERGING       OWNERSHIP OF
                            OWNERSHIP OF BOND   OWNERSHIP OF BOND   MARKETS DEBT   ENHANCED INCOME
     NAME OF TRUSTEE              FUND               FUND II            FUND             FUND
INDEPENDENT TRUSTEES

William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III

                                       28

James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

                                                                           OWNERSHIP OF    OWNERSHIP OF
                              OWNERSHIP OF GLOBAL    OWNERSHIP OF SHORT     SHORT TERM    STRATEGIC INCOME
     NAME OF TRUSTEE         STRATEGIC INCOME FUND     TERM BOND FUND      BOND FUND II         FUND
INDEPENDENT TRUSTEES

William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
Fergus Reid, III
William G. Morton, Jr.
James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

                                                        AGGREGATE OWNERSHIP OF ALL
                                                          REGISTERED INVESTMENT
                                                          COMPANIES OVERSEEN BY
                                   OWNERSHIP OF U.S.      TRUSTEE IN FAMILY OF
       NAME OF TRUSTEE           TREASURY INCOME FUND     INVESTMENT COMPANIES
INDEPENDENT TRUSTEES

William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler
Robert J. Higgins

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

(1) Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies.

          As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or OGDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or OGDS.

          Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Boards of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional

$130,000. Messrs. Armstrong, Spalding and Healy are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex. Mr. Healey no longer serves as President of the Board of Trustees and is thus no longer paid for such services.

          Trustee aggregate compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2004 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                                                                                        GLOBAL
                                   BOND              BOND        ENHANCED INCOME  EMERGING MARKETS     STRATEGIC
NAME OF TRUSTEE                    FUND            FUND II            FUND           DEBT FUND        INCOME FUND
---------------                    ----            -------       ---------------  ----------------    -----------
INDEPENDENT TRUSTEES

William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

                                SHORT TERM        SHORT TERM        STRATEGIC      U.S. TREASURY
NAME OF TRUSTEE                 BOND FUND        BOND FUND II      INCOME FUND      INCOME FUND
---------------                 ---------        ------------      -----------     -------------
INDEPENDENT TRUSTEES

William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

                             AGGREGATE TRUSTEE COMPENSATION
NAME OF TRUSTEE              PAID FROM THE FUND COMPLEX
INDEPENDENT TRUSTEES

William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

          The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

          The Funds' executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

          The names of the officers of the Funds, together with the year of their birth, information regarding their positions held with the Funds, principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
George C. W. Gatch (1962),        Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
President (2001)                  Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Robert L. Young (1963),           Mr. Young joined Banc One Investment Advisors Corporation in 1996 and in 1999 he
Senior Vice President (2004)**    became Vice President and Treasurer of One Group Administrative Services, Inc. and
                                  One Group Dealer Services, Inc. and in 2001, Mr. Young became the COO of the One
                                  Group Mutual Funds.

Patricia A. Maleski (1960),       Vice President, JPMIM, head of FFI and US Institutional Funds Administration and
Vice President and Chief          Board Liaison.  Prior to joining JPMorgan in 2001, she was the Vice President of
Administrative Officer (2004)     Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

Wayne H. Chan (1965),             Vice President and Assistant General Counsel, JPMIM, since September 2002;- Mr. Chan
Vice President and Assistant      was an associate at the law firm of Shearman & Sterling form May 2001 through September
Secretary (2003)                  2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman
                                  Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969),       Director of Mutual Fund Administration, One Group Administrative Services, since
Treasurer (2004)**                January 2004; Ms. Dorsey worked for Bank One Corporation from January 2003 to
                                  January 2004; Prior to joining Bank One
                                  Corporation, held various positions at
                                  PricewaterhouseCoopers LLP from September
                                  1992.

Jessica K. Ditullio (1963),       From August 1990 to present, various attorney positions for Bank One Corporation
Assistant Secretary (2004)**      (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)**      Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                  Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                  Banc One Investment Advisors Corporation.

Alaina Metz (1967),               Chief Administrative Officer of BISYS Fund Services,  Inc.; formerly,  Supervisor of
Assistant Secretary (2001)*       the Blue Sky Department of Alliance Capital Management L.P.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
Martin R. Dean (1963),            Blue Sky Department of Alliance Capital Management L.P.
Assistant Secretary (2004)*       Vice President of Regulatory Services of BISYS Fund Services, Inc.

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Secretary  (2004)*      formerly Section Manager at Northern Trust Company and Accounting Supervisor at
                                  Allstate Insurance Company.

Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)        mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                  Administration at Prudential Investments.

Paul M. DeRusso (1954),           Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955),           Vice President, JPMIM; Ms.  Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the JPMorgan Chase organization complex.

Stephen M. Ungerman (1953),       Vice President, JPMIM; Fund Administration - Pooled Vehicles; prior to joining
Chief Compliance Officer          JPMorgan Chase in 2000, he held a number of positions in Prudential Financial's
(2004)                            asset management business, including Assistant General Counsel, Tax Director and
                                  Co-head of Fund Administration; Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.

*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
**   The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43271

          As of December __, 2004, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

          The Funds, the Adviser and OGDS have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

          OGDS is the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OGDS must: (i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

          The Boards of Trustees of the Funds have delegated to the Funds' investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

          The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

          To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

          Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and JPMIM, the Fund's principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

          The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

               - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

               - JPMIM votes proposals to classify Board on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

               - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

               - JPMIM votes against proposals for a super-majority vote to approve a merger.

               - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

               - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

               - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

          In accordance with regulations of the SEC, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 are filed with the SEC.

                          PORTFOLIO HOLDINGS DISCLOSURE

          As described in the Prospectuses and pursuant to the Funds' Portfolio Holdings Disclosure Policy, no sooner than 30 days after month end, the Funds will make available to the public, upon request to the Funds (1-800-348-4782), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

          The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies and financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

          In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, and entities providing CDSC financing. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney -client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review, in accordance with the Funds' procedures. No compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees' will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures seek to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

          Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at www.sec.gov.

          The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

          Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

          Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

          Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly-owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

          Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

          Under separate agreements, One Group Administrative Services, Inc. ("OGA"), an affiliate of the Adviser and OGDS, provides certain financial, fund accounting, record keeping and administrative services to the Trusts, the Corporation and the Funds and shareholder services for the Trusts. OGDS, also an affiliate of the Adviser, is the shareholder servicing agent for the Funds. See the "Administrator" and "Shareholder Servicing" sections.

          JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

          JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

          The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See the "Portfolio Transactions" section.

          The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

          On August 19, 2004, the Boards of Trustees of the Trusts approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of JPMST not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

          Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

          Prior to February 28, 2001, The Chase Manhattan Bank, a predecessor of J.P. Morgan Chase Bank, was the investment adviser to the Funds of JPMMFG and JPMMFSG. Chase Fleming Asset Management (USA) Inc. served as sub-adviser to these Funds, and State Street Research & Management Company also served as sub-adviser to the Strategic Income Fund.

          As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

          The table below sets forth the investment advisory fees paid to or accrued by JPMFAM (USA) or Chase, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                             FISCAL YEAR ENDED        FISCAL PERIOD FROM        FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                 10/31/01          11/1/01 THROUGH 8/31/02*          8/31/03               8/31/04
                             PAID/                     PAID/                     PAID/                 PAID/
FUND                        ACCRUED     WAIVED        ACCRUED        WAIVED     ACCRUED     WAIVED    ACCRUED    WAIVED
Bond Fund II                $ 2,013    $    --        $ 1,781        $   --     $ 2,712     $   --
Short Term Bond Fund II         776         86          2,284            --       3,818         --
Strategic Income Fund           130       (130)            91           (91)        108       (108)
U.S. Treasury Income Fund       305       (212)           336          (163)        447       (119)

* The Funds changed their fiscal year-end from 10/31 to 8/31.

          The table below sets forth the amounts paid to or accrued by JPMIM, (for the portfolios corresponding to the Funds through 9/9/01 and the Funds from 9/10/01 through 8/31/06) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands):

                                                        FISCAL PERIOD FROM
                                 FISCAL YEAR               11/1/01 THROUGH      FISCAL YEAR ENDED     FISCAL YEAR ENDED
                               ENDED 10/31/01*                8/31/02*                8/31/03              8/31/04
                                                       PAID/                     PAID/                 PAID/
FUND                                                  ACCRUED        WAIVED     ACCRUED     WAIVED    ACCRUED    WAIVED
Bond Fund                              $ 4,413        $ 4,315        $   --     $ 4,554     $   --
Enhanced Income ***                         --             --            --         914       (399)
Global Strategic Income Fund               652            538          (264)        586       (327)
Short Term Bond Fund                     1,126          1,474            68       2,218        (29)

                                                         FISCAL PERIOD FROM
                             FISCAL YEAR ENDED             8/1/02 THROUGH        FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                  7/31/02                     8/31/02~**              8/31/03              8/31/04
                             PAID/                     PAID/                     PAID/                 PAID/
FUND                        ACCRUED    WAIVED         ACCRUED        WAIVED     ACCRUED     WAIVED    ACCRUED     WAIVED
Emerging Markets Debt Fund  $   229    $   (79)       $    22        $   (2)    $   412     $   (2)

 - The fees were paid by the U.S. Fixed Income Portfolio, the Global Strategic Income Portfolio, the Short Term Bond Portfolio and the Emerging Markets Debt Portfolio, respectively, prior to the despoking of the Master Feeder structure on 9/9/01.

*The Funds changed their fiscal year-end from 10/31 to 8/31.

**The Fund changed its fiscal year-end from 7/31 to 8/31.

***The Fund's inception date is 11/31/01.

          The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

          The Funds' Boards of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Fund.

          As part of its review of the investment advisory arrangements for the Funds, the Boards of Trustees have requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Boards of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Boards of Trustees request and review, with the assistance of legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

          In approving each Advisory Agreement, the Boards of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Boards of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Boards of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

          The Boards of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Boards of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

          In reaching their decision to approve the investment advisory contracts, the Boards of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  ADMINISTRATOR

          Pursuant to an Administration Agreement dated [______] (the "Administration Agreement"), between the Trust on behalf of the Funds and OGA, OGA serves as administrator of the Funds. OGA is an affiliate of JPMorgan Chase Bank, an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, OH 43240.

          Pursuant to the Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

          Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees or by OGA. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

          The Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

          In consideration of the services to be provided by OGA pursuant to the Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

          Prior to February 19, 2005, pursuant to the administration agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

          The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds or Portfolio (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

                                                             FISCAL PERIOD FROM
                                        FISCAL YEAR ENDED      11/1/01 THROUGH     FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                            10/31/01               8/31/02*              8/31/03               8/31/04
                                        PAID/                 PAID/                 PAID/                 PAID/
FUND                                   ACCRUED     WAIVED    ACCRUED    WAIVED     ACCRUED     WAIVED    ACCRUED     WAIVED
Bond Fund                              $   598     $ (215)   $ 2,158    $ (1,158)  $  2,277   $ (1,553)
U.S. Fixed Income Portfolio                351         --         --          --         --         --
Bond Fund II                               731        (49)       891       (121)      1,356        (36)
Enhanced Income Fund**                                           192       (192)        548       (548)

Global Strategic Income Fund                65        (21)       179        (87)        195        (62)
Global Strategic Income Portfolio           35         --         --          --         --         --
Short Term Bond Fund                       244       (106)       884       (740)      1,331     (1,298)
Short Term Bond Portfolio                  107         --         --
Strategic Income Fund                       28        (28)        27        (27)         32        (32)
Short Term Bond Fund II                    374        (60)     1,371       (259)      2,291       (549)
U.S. Treasury Income Fund                  113        (13)       168        (39)        224       (120)

*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.

                                         FISCAL YEAR ENDED   FISCAL PERIOD 8/1/02   FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                             7/31/02           THROUGH 8/31/02*         8/31/03                8/31/04
                                        PAID/                 PAID/                 PAID/                 PAID/
FUND                                   ACCRUED     WAIVED    ACCRUED    WAIVED     ACCRUED    WAIVED     ACCRUED     WAIVED
Emerging Market Debt Fund              $    50     $   --    $     5    $     --   $    88    $   (31)
The Series Portfolio                        --         --

*The Fund changed its fiscal year-end from 7/31 to 8/31.

          Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with JPMMFG and JPMMFSG, on behalf of their Funds, a predecessor distributor to served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each such Fund. The table below sets forth the fees paid or accrued for the fiscal periods indicated (amounts in thousands).

                                        FISCAL YEAR ENDED     FISCAL YEAR ENDED      FISCAL PERIOD FROM
                                            10/31/99              10/31/00         11/1/00 THROUGH 9/9/01
                                        PAID /                PAID /                PAID /
FUND                                   ACCRUED     WAIVED    ACCRUED     WAIVED    ACCRUED         WAIVED
Bond Fund II                           $   303     $ (271)   $   296     $   (8)   $   275         $ (159)
Intermediate Bond Fund                     183       (164)       190        (19)       183             --
Short Term Bond Fund II                     26        (26)        25        (25)        92            (75)
Strategic Income Fund                        3(a)      (3)(a)     12        (12)        11            (11)
U.S. Treasury Income Fund                   44         --         37         --         39            --

(a) Administrative fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999

                                   DISTRIBUTOR

          OGDS serves as the Trusts' exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, OGDS has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trusts and OGDS. Under the terms of the Distribution Agreement between OGDS and the Trusts, OGDS receives no compensation in its capacity as the Trusts' distributor. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly owned subsidiary of JPMorgan Chase. The principal offices of OGDS are located at 1111 Polaris Parkway, Columbus, OH 43271.

          Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Boards of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Boards of Trustees, by vote of majority of the outstanding voting securities of the Fund or by OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

          Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned indirect subsidiary of The BISYS Group, Inc., served as the Trusts' distributor.

                                DISTRIBUTION PLAN

          Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, B, C and M Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to OGDS, at annual rates not to exceed the amounts set forth below. OGDS may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

          Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75%, Global Strategic Income and Strategic Income Funds Class M Shares pay a Distribution Fee of up to 0.50% and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. OGDS currently expects to pay sales commissions to a dealer at the time of sale of Class B, Class C and Class M Shares of the Funds of up to 4.00%, 1.00% and 3.00%, respectively, of the purchase price of the shares sold by such dealer. OGDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because OGDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take OGDS several years to recoup the sales commissions paid to dealers and other sales expenses.

          No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

          Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares, 0.25% annualized of the average NAV of the Class B Shares or 0.75% annualized of the average NAV of the Class C Shares maintained in a Fund by such broker-dealers' customers. For the Global Strategic Income and Strategic Income Funds, such compensation to broker-dealers is in an amount not to exceed 0.50% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the NAV excess of $1 billion. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fees are not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to OGDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to OGDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until OGDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

          Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

          The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

          The Distribution Plan requires that OGDS shall provide to the Boards of Trustees, and the Boards of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

          The Distribution Plan, which was approved by the Boards of Trustees of the Trusts on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the classes of Shares specified above.

          The table below sets forth Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):

                                                       FISCAL PERIOD FROM
                                 FISCAL YEAR ENDED     10/31/01 THROUGH      FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                    10/31/2001              8/31/02 *             8/31/2003              8/31/04
                                PAID/                   PAID/                 PAID/                  PAID/
                               ACCRUED       WAIVED    ACCRUED     WAIVED    ACCRUED     WAIVED     ACCRUED     WAIVED
FUND
Bond Fund                      $    --^     $    --    $     4     $   --    $    21     $   --
Bond Fund II                        93          (64)       159        (94)       201        (88)
Enhanced Income Fund **
Global Strategic Income Fund        --^          --          1         --          4         --

Short Term Bond Fund                --^          --         15         --         26         --

Short Term Bond Fund II            822          (32)     2,769        (66)     4,570       (129)

Strategic Income Fund              150          (19)       107         (8)        90         --

U.S. Treasury Income Fund          232         (108)       209        (90)        62       (124)

*  The Funds changed their fiscal year-end from 10/31 to 8/31.
** Fund commenced operations on 11/30/01.
^  Amount rounds to less than one thousand.

                                 FISCAL YEAR ENDED     FISCAL PERIOD FROM     FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                     7/31/02         8/1/02 THROUGH 8/31/02       8/31/03               8/31/04
                                PAID/                   PAID/                 PAID/                  PAID/
FUND                           ACCRUED       WAIVED    ACCRUED     WAIVED    ACCRUED     WAIVED     ACCRUED     WAIVED
Emerging Markets Debt Fund *   $    --       $   --    $    --     $   --    $    --     $   --

* The Fund changed its fiscal year-end from 7/31 to 8/31.

          Expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Fund Shares under the Distribution Plan during the fiscal year ended 8/31/04:

BOND FUND
               Advertising and Sales Literature
               B Share Financing Charges
               Compensation to dealers
               Compensation to sales personnel
               Equipment, supplies and other
               Printing, production and mailing of prospectuses to other than shareholders
BOND FUND II

               Advertising and Sales Literature
               B Share Financing Charges
               Compensation to dealers
               Compensation to sales personnel
               Equipment, supplies and other
               Printing, production and mailing of prospectuses to
               other than shareholders
EMERGING MARKETS DEBT FUND
               Advertising and Sales Literature
               B Share Financing Charges
               Compensation to dealers
               Compensation to sales personnel
               Equipment, supplies and other
               Printing, production and mailing of prospectuses to
               other than shareholders
GLOBAL STRATEGIC INCOME
               Advertising and Sales Literature
               B Share Financing Charges
               Compensation to dealers
               Compensation to sales personnel
               Equipment, supplies and other
               Printing, production and mailing of prospectuses to
               other than shareholders
SHORT TERM BOND FUND
               Advertising and Sales Literature
               B Share Financing Charges                                       -
               Compensation to dealers
               Compensation to sales personnel
               Equipment, supplies and other
               Printing, production and mailing of prospectuses to
               other than shareholders
SHORT TERM BOND FUND II
               Advertising and Sales Literature
               B Share Financing Charges                                       -
               Compensation to dealers
               Compensation to sales personnel
               Equipment, supplies and other
               Printing, production and mailing of prospectuses to other than shareholders
STRATEGIC INCOME FUND
               Advertising and Sales Literature
               B Share Financing Charges
               Compensation to dealers
               Compensation to sales personnel
               Equipment, supplies and other
               Printing, production and mailing of prospectuses to other than shareholders
U.S. TREASURY INCOME FUND
               Advertising and Sales Literature
               B Share Financing Charges
               Compensation to dealers
               Compensation to sales personnel
               Equipment, supplies and other
               Printing, production and mailing of prospectuses to other than shareholders

                                    CUSTODIAN

          Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

          For fund accounting services, each Fund, except the Global Strategic Income Fund and Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

          For fund accounting services, the Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $55,000.

          For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

          In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

          JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

          Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

          Prior to February 19, 2005, DST Systems, Inc. served as each Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING

          The Trusts on behalf of each of the Funds have entered into shareholder servicing agreements with OGDS. Under the agreements, OGDS is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing OGDS of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Financial Intermediary) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Financial Intermediaries may be required to register pursuant to state securities laws. Financial Intermediaries may subcontract with parties for the provision of shareholder support services.

          Under the shareholder servicing agreements, each Fund has agreed to pay OGDS for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). OGDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the shareholder servicing agreements with respect to each Fund on a month-to-month basis.

Select Class, Class A, Class B and Class C Shares               0.25%
Institutional Class Shares                                      0.10%
Ultra Shares                                                    0.00%
Global  Strategic Income and Strategic Income Funds Class M
Shares                                                          0.30%
Short Term Bond Fund II Class M Shares                          0.25%

          Prior to February 19, 2005, JPMorgan Chase Bank served as shareholder servicing agent to the Funds. The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated:

                                                             FISCAL PERIOD FROM
                                    FISCAL YEAR ENDED          11/1/01 THROUGH         FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                        10/31/01                  8/31/02*                  8/31/03                8/31/04
                                    PAID/                    PAID/                     PAID/                  PAID/
FUND                              ACCRUED       WAIVED      ACCRUED       WAIVED      ACCRUED       WAIVED   ACCRUED     WAIVED
BOND FUND
Class A Shares                                                1,000       (1,000)       4,000       (4,000)
Class B Shares                                                1,000           --        6,000           --
Class C Shares                                                                             --^          --
Institutional Class Shares        945,000      (14,000)     720,000      (74,000)     645,000      (71,000)
Select Class Shares               109,000           --      629,000         --        836,000       (1,000)
Ultra Shares                       41,000      (41,000)     233,000     (233,000)     267,000     (267,000)
BOND FUND II
Select Class Shares                 1,603         (491)   1,369,000     (675,000)   2,134,000   (1,262,000)
Class A Shares                         64          (46)      94,000      (30,000)      88,000      (59,000)
Class B Shares                         10           (7)      21,000       (4,000)      38,000      (25,000)
ENHANCED INCOME FUND **
Institutional Class Shares                                                            366,000     (366,000)
GLOBAL STRATEGIC INCOME FUND
Class A Shares                                                   --                     1,000       (1,000)
Class B Shares                                                   --                     1,000       (1,000)
Institutional Class Shares        159,000       (4,000)     116,000      (26,000)     126,000      (25,000)
Select Class Shares                 2,000           --        9,000       (7,000)       9,000       (6,000)
SHORT TERM BOND FUND
Class A Shares                                               15,000       (4,000)      26,000      (22,000)
Institutional Class Shares        498,000      (88,000)     502,000     (502,000)     739,000     (726,000)
Select Class Shares                22,000           --      203,000           --      344,000       (4,000)
SHORT TERM BOND FUND II
Select Class Shares                   466         (135)     275,000     (168,000)     492,000     (318,000)
Class M Shares                                            1,899,000      (56,000)   3,111,000           --
Class A Shares                                              110,000      (32,000)     215,000      (24,000)
STRATEGIC INCOME FUND
Class M Shares                                               16,000      (16,000)      25,000      (20,000)
Class A Shares                                                5,000       (5,000)       7,000       (7,000)
Class B Shares                                               22,000      (13,000)      20,000      (20,000)
Class C Shares                                                5,000       (5,000)       7,000       (7,000)
U.S. TREASURY INCOME FUND
Select Class Shares                   152          (13)      22,000      (13,000)     192,000     (126,000)
Class A Shares                                                                        124,000      (70,000)
Class B Shares                                                                         56,000       (1,000)

^Amount rounds to less than one thousand.
*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.

                                                      FISCAL PERIOD FROM
                                FISCAL YEAR ENDED       8/1/02 THROUGH        FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                      7/31/02               8/31/02*               8/31/03                8/31/04
                                 PAID/                 PAID/                 PAID/                  PAID/
FUND                            ACCRUED     WAIVED    ACCRUED     WAIVED    ACCRUED      WAIVED    ACCRUED    WAIVED
EMERGING MARKETS DEBT FUND
Select Class Shares            $ 92,000         --    $ 8,000         --    $ 147,000  (127,000)

*The Fund changed its fiscal year-end from 7/31 to 8/31.

          Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Financial Intermediaries.

          For shareholders that bank with JPMorgan Chase Bank, OGDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

          OGDS may from time to time, at its own expense out of compensation retained by it from the Funds or from other sources available to it, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for its customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or their shareholders, since it will be paid by OGDS.

          OGDS, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

          The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

          The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as OGDS or the financial professional's clients may reasonably request and agree upon with the financial professional.

          Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or OGDS.

          Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

          OGDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by OGDS and JPMIM or their affiliates from their own resources. OGDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

          Occasionally, OGDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and service fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and OGDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, OGDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

          REVENUE SHARING ARRANGEMENTS WITH FINANCIAL INSTITUTIONS. Revenue sharing payments to financial institutions are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

          FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds receive a 1% finder's fee. For sales over $2.5 million to $10 million, such Financial Intermediary receives an additional ___ basis points finder's fee. For sales over $10 million to up to $50 million, such Financial Intermediary receives an additional ___ basis points finder's fee. For sales of $50 million or more, such Financial Intermediary receives a further ___ basis points finder's fee.

          OGDS reserves the right to alter or change the finders' fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, OGDS will reclaim the finder's fee paid to the Financial Advisor or Intermediary rather than charge a CDSC to the Plan.

          JPMIM, OGDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                             INDEPENDENT ACCOUNTANTS

          The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

          The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the prospectus.

          An investor may buy shares in a Fund: (i) through an investment representative (Financial Intermediary); (ii) through OGDS; or (iii) for the purchase Class A, B or C shares, an investor may also buy through the Systematic Investment Plan. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

          The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Valuation". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

          Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

          Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

          SPECIAL NOTE REGARDING PURCHASE LIMIT ON CLASS B SHARES. Individual investments in Class B shares are limited to no more than $99,999. However, two or more purchases which are each under $99,999 but which cumulatively amount to an investment of more than $99,999 are not automatically detected, including shares purchased through a systematic investment plan. Purchases in multiple Funds and purchases in multiple accounts in the same Fund are not automatically aggregated. You should carefully consider whether two or more purchases (whether in multiple accounts in the same Fund or in multiple different Funds) totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that may be linked together for the purposes of determining whether the application of Right of Accumulation or the use of a Letter of Intent would make Class A shares a more suitable investment than Class B shares.

          EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Funds as indicated in the Prospectuses that offer such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

          Under the Exchange Privilege, shares may be exchanged only if shares of the JP Morgan Fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

          For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the

Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

          A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

          The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

          Investors may incur a fee if they effect transactions through a broker or agent.

          REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Global Strategic Income Fund and the Emerging Markets Debt Fund purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

          The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with a Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that OGDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

          Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

          For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

          APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the One Group Investor Balanced Fund, One Group Investor Conservative Growth Fund, One Group Investor Growth Fund and One Group Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

          SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

               (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

               (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

          If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

          For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

          For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

          Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

          CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares received by the Funds, or by a Financial Intermediary authorized to receive such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is received by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to receive purchase, exchange and redemption orders from investors are permitted to transmit those orders that are received by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

                           DIVIDENDS AND DISTRIBUTIONS

          Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

          Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at [____________] or at his or her Financial Intermediary or, in the case of certain [__________________] customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

          If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

          The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Boards of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

          The NAV of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

          Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

          Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

          Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

          For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PERFORMANCE INFORMATION

          From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

          A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A and Class M, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

Average annual total returns are calculated according to the following formulas:

        Average annual total returns (before taxes):
           P(1+T) (TO THE POWER OF n) = ERV

        Average annual total returns (after taxes on distributions):
           P(1+T) (TO THE POWER OF n) = ATV(SUB D)

        Average annual total returns (after taxes on distributions and sale of Fund shares)

         P(1+T) (TO THE POWER OF n) =  ATV(SUB DR)

             Where:    P            =  a hypothetical initial payment of $1,000.

                       T            = average annual total return (before
                                      taxes, after taxes on distributions,
                                      or after taxes on distributions and
                                      sale of Fund shares, as applicable).

                       n            = number of years

                       ERV          = ending redeemable value of a
                                      hypothetical $1,000 payment made at
                                      the beginning of the 1-, 5-, or
                                      10-year periods at the end of the 1-,
                                      5-, or 10-year periods (or fractional
                                      portion).

                       ATV(SUB D)   = ending value of a hypothetical
                                      $1,000 payment made at the beginning
                                      of the 1-, 5-, or 10-year periods at
                                      the end of the 1-, 5-, or 10-year
                                      periods (or fractional portion), after
                                      taxes on fund distributions but not
                                      after taxes on redemption.

                       ATVD(SUB DR) = ending value of a hypothetical
                                      $1,000 payment made at the beginning
                                      of the 1-, 5-, or 10-year periods at
                                      the end of the 1-, 5-, or 10-year
                                      periods (or fractional portion), after
                                      taxes on fund distributions and
                                      redemption.

             AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/04* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                    SINCE         DATE OF
                                                               5         10         INCEPTION   FUND INCEPTION
                                                      1 YEAR   YEARS     YEARS      **               **
--------------------------------------------------------------------------------------------------------------
BOND FUND
Class A Shares - before taxes
Class A Shares - after taxes on distributions
Class A Shares - after taxes on distributions and
sale of fund shares.
Class B Shares - before taxes
Class B Shares - after taxes on distributions
Class B Shares - after taxes on distributions
and sale of fund shares.
Class C Shares - before taxes
Class C Shares - after taxes on distributions
Class C Shares - after taxes on distributions
and sale of fund shares.
Institutional Shares - before taxes
Institutional Shares - after taxes on
distributions
Institutional Shares - after taxes on
distributions and sale of fund shares.
Select Shares - before taxes
Select Shares - after taxes on distributions
Select Shares - after taxes on distributions
and sale of fund shares.

Ultra Shares - before taxes
Ultra Shares - after taxes on distributions
Ultra Shares - after taxes on distributions and sale of fund shares.
BOND FUND II
Class A Shares - before taxes
Class A Shares - after taxes on distributions
Class A Shares - after taxes on distributions and sale of fund shares.
Class B Shares - before taxes
Class B Shares - after taxes on distributions
Class B Shares - after taxes on distributions and sale of fund shares.
Select Shares - before taxes
Select Shares - after taxes on distributions
Select Shares - after taxes on distributions and sale of fund shares.
ENHANCED INCOME FUND
Institutional Shares - before taxes
Institutional Shares - after taxes on distributions
Institutional Shares - after taxes on distributions and sale of fund shares.
EMERGING MARKETS DEBT
Select Shares - before taxes
Select Shares - after taxes on distributions
Select Shares - after taxes on distributions and sale of fund shares.
GLOBAL STRATEGIC INCOME FUND
Class A Shares - before taxes
Class A Shares - after taxes on distributions
Class A Shares - after taxes on distributions and sale of fund shares.
Institutional Shares - before taxes
Institutional Shares - after taxes on distributions
Institutional Shares - after taxes on distributions and sale of fund shares.
Select Shares - before taxes
Select Shares - after taxes on distributions
Select Shares - after taxes on distributions and sale of fund shares.
SHORT TERM BOND FUND
Class A Shares - before taxes
Class A Shares - after taxes on distributions
Class A Shares - after taxes on distributions and sale of fund shares.
Institutional Shares - before taxes
Institutional Shares - after taxes on distributions
Institutional Shares - after taxes on

distributions
and sale of fund shares.
Select Shares - before taxes
Select Shares - after taxes on distributions
Select Shares - after taxes on distributions and sale of fund shares.
SHORT TERM BOND FUND II
Class A Shares - before taxes
Class A Shares - after taxes on distributions
Class A Shares - after taxes on distributions and sale of fund shares.
M Shares - before taxes
M Shares - after taxes on distributions
M Shares - after taxes on distributions
and sale of fund shares.
Select Shares - before taxes
Select Shares - after taxes on distributions
Select Shares - after taxes on distributions and sale of fund shares.
STRATEGIC INCOME FUND
Class A Shares - before taxes
Class A Shares - after taxes on distributions
Class A Shares - after taxes on distributions and sale of fund shares.
Class B Shares - before taxes
Class B Shares - after taxes on distributions
Class B Shares - after taxes on distributions and sale of fund shares.
Class C Shares - before taxes
Class C Shares - after taxes on distributions
Class C Shares - after taxes on distributions and sale of fund shares.
M Shares - before taxes
M Shares - after taxes on distributions
M Shares - after taxes on distributions
and sale of fund shares.
U.S. TREASURY INCOME FUND
Class A Shares - before taxes
Class A Shares - after taxes on distributions
Class A Shares - after taxes on distributions sale of fund shares.
Class B Shares - before taxes
Class B Shares - after taxes on distributions
Class B Shares - after taxes on distributions and sale of fund shares.
Select Shares - before taxes
Select Shares - after taxes on distributions
Select Shares - after taxes on distributions and sale of fund shares.

* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.

** If Fund has less that 10 Years.

*** After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

          Calculating after-tax performance is the maximum (marginal) rate of 35%.

          YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

Yields are calculated according to the following formula:

            a-b
           -----
yield = 2[(cd +1) (TO THE POWER OF 6)-1]

Where:

   a = dividends and interest earned during the period.
   b = expenses accrued for the period (net of reimbursements).
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
   d = the maximum offering price per share on the last day of the period.

Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/04.

BOND FUND
   Class A Shares
   Class B Shares
   Class C Shares
   Institutional Class Shares
   Select Class Shares
   Ultra Shares
BOND FUND II
  Class A Shares
  Class B Shares
  Select Class Shares
ENHANCED INCOME FUND
  Institutional Class Shares
EMERGING MARKETS DEBT FUND
  Select Class Shares
GLOBAL STRATEGIC INCOME FUND
  Class A Shares
  Class B Shares
  Institutional Class Shares
  Select Class Shares
SHORT TERM BOND FUND
  Class A Shares
  Institutional Class Shares
  Select Class Shares
SHORT TERM BOND FUND II
  Class A Shares
  Class M Shares
  Select Class Shares
STRATEGIC INCOME FUND

  Class A Shares
  Class B Shares
  Class C Shares
  Class M Shares
U.S. TREASURY INCOME FUND
  Class A Shares
  Class B Shares
  Select Class Shares

          A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

          Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

          The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

          Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

          From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

          On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

          Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies-Portfolio Turnover".

          In connection with Portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

          Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from OGDS or any of its affiliates.

          On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

          If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

          The Funds paid the following brokerage commissions for the indicated periods:

                                                         FISCAL PERIOD FROM
                                   FISCAL YEAR ENDED       11/1/01 THROUGH    FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                        10/31/01               8/31/02             8/31/03             8/31/04
                                   -----------------     ------------------   -----------------   -----------------
BOND FUND

Total Brokerage Commissions          $         80,619    $          364,078   $         270,125

Brokerage Commissions to
Affiliated Broker Dealers                           -                 4,862              10,313

BOND FUND II

Total Brokerage Commissions                   228,340               182,738             231,040

Brokerage Commissions to
Affiliated Broker Dealers                           -                40,810                   -

ENHANCED INCOME FUND

Total Brokerage Commissions                         -                     -             128,828

Brokerage Commissions to
Affiliated Broker Dealers                           -                     -                   -

GLOBAL STRATEGIC INCOME FUND

Total Brokerage Commissions                     1,777                20,830              21,997

Brokerage Commissions to
Affiliated Broker Dealers                           -                 1,197                   -

SHORT TERM BOND FUND

Total Brokerage Commissions                    18,480               236,459             356,704

Brokerage Commissions to
Affiliated Broker Dealers                           -                43,038              59,481

SHORT TERM BOND FUND II

Total Brokerage Commissions                         -               349,234             668,879

Brokerage Commissions to
Affiliated Broker Dealers                           -                 4,428                   -

STRATEGIC INCOME FUND

Total Brokerage Commissions                         -                 3,889               1,957

Brokerage Commissions to
Affiliated Broker Dealers                           -                     -                   -

U.S. TREASURY INCOME FUND

Total Brokerage Commissions                         -                39,936              52,745

Brokerage Commissions to
Affiliated Broker Dealers                           -                   121                   -

     * The Fund's inception date is 11/31/01.

                                                                      FISCAL PERIOD                        FISCAL YEAR
                                                FISCAL YEAR ENDED     FROM 8/01/02     FISCAL YEAR ENDED      ENDED
                                                    7/31/02          THROUGH 8/31/02         8/31/03         8/31/04
EMERGING MARKETS DEBT FUND
Total Brokerage Commissions                     $           1,795    $           187   $             904
Brokerage Commissions to Affiliated Broker
Dealers                                                         -                  -                   -

          Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by JPMIM, and does not reduce the advisory fees payable to JPMIM by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          In an effort to minimize the potential conflicts of interest that arise with the types of "soft-dollar" transactions described above:

          - Beginning on February 19, 2005, JPMIM will not enter into any NEW soft-dollar arrangement with respect to its U.S. mutual fund clients whereby a broker is paying for services; and

          - All soft-dollar arrangements with respect to U.S. mutual fund clients that were in existence as of February 19, 2005 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by JPMIM.

          Because JPMIM may have soft-dollar commitments with respect to U.S. mutual fund clients that were entered into prior to February 19, 2005, it is expected that there may be annual invoices for bills that are paid by soft-dollar brokers for services that are not to be delivered until a later date. In addition, JPMIM may have unused soft dollar credits with respect to U.S. mutual fund clients in connection with brokerage commissions for periods prior to February 19, 2005. Such soft dollar credits will be used to pay for services from the broker until the soft dollar credit balance is zero. Finally, JPMIM entered into soft-dollar arrangements for services that were provided by brokers prior to February 19, 2005, but for which JPMIM has not yet fulfilled its soft-dollar commitments under those arrangements.

          While JPMIM is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset) with respect to its U.S. mutual fund clients. JPMIM will continue to have some soft-dollar arrangements for other clients and for broker research, including research provided by third party brokers. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they or another broker provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, JPMIM will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution. During the last fiscal year, JPMIM paid $[____] to brokers for third party research.

          In the last fiscal year, JPMIM paid brokerage commissions to brokers who provided research services to JPMIM. For the fiscal year ended [_________], total compensation paid to such brokers by the Funds amounted to $[______].

                               MASSACHUSETTS TRUST

          Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for a Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

          Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

          No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

          Each Trust's Declaration of Trust provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

          Each Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

          The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMMF is comprised of two series, JPMIF is comprised of eleven series, JPMST is comprised of eleven series, JPMMFG is comprised of fifteen series and JPMMFSG is comprised of nine series. See "Massachusetts Trust."

          The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

          Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of a Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of a Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

          Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1 % of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

          The Trustees have authorized the issuance and sale to the public of two series of JPMF, eleven series of JPMIF, nine series of JPMST, fourteen series of JPMMFG and six series of JPMMFSG. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

          For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

          The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

          Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

          In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

         Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer

(other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

          If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

          EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

          Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

          FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses that it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

          FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

          Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

          Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January

1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

          Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that such Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

          Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

          Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

          SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of such Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of such Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

          In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

          BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to such Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

          FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

          STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

          Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

          CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):

                                                     AMOUNT            EXPIRATION DATE
                                                   -----------------------------------
     ENHANCED INCOME FUND                          $   (1,180)         August 31, 2010
                                                         (792)         August 31, 2011
                                                   ----------
                                                       (1,972)

     EMERGING MARKETS DEBT FUND                    $   (2,324)         August 31, 2010

     GLOBAL STRATEGIC INCOME FUND                  $   (8,194)         August 31, 2006
                                                       (5,023)         August 31, 2007
                                                       (6,462)         August 31, 2008
                                                       (4,211)         August 31, 2009
                                                       (8,400)         August 31, 2010
                                                   ----------
                                                      (32,290)*

     STRATEGIC INCOME FUND                         $   (1,652)         August 31, 2009
                                                         (917)         August 31, 2010
                                                          (46)         August 31, 2011
                                                   ----------
                                                       (2,615)

     U.S. TREASURY INCOME FUND                     $   (1,587)         August 31, 2008

          *The above capital loss carryover includes $426 (amount in thousands) of losses acquired from J.P. Morgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

          These Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

                             ADDITIONAL INFORMATION

          As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

          Telephone calls to the Funds, the Funds' service providers, or a financial professional as shareholder-servicing agent may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or OGDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by OGDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or OGDS to make such offer in such jurisdictions.

          PRINCIPAL HOLDERS. As of January __, 2005, the following persons owned of record, or are known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds.

FUND AND CLASS OF SHARES      NAME AND ADDRESS OF SHAREHOLDER     PERCENTAGE HELD
---------------------------------------------------------------------------------



          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

          The Funds' financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual report filing made with the SEC on November 1, 2004 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The foregoing financial reports are available without charge upon request by calling JPMorgan Funds at (800) 480-4111.

          TRUST                                       ACCESSION NUMBER
          ------------------------------------------------------------
          J.P. Morgan Funds                           811-7340

          J.P. Morgan Institutional Funds             811-7342

          J.P. Morgan Mutual Fund Group               811-5151

          J.P. Morgan Mutual Fund Select Group        811-7843

          J.P. Morgan Series Trust                    811-7795

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

          The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                  DEMAND BONDS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

----------
* AS DESCRIBED BY THE RATING AGENCIES. RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCE. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO.

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

          Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates an issuer has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2--This rating indicates an issuer has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

                          CORPORATE AND MUNICIPAL BONDS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

                COMMERCIAL PAPER, INCLUDING TAX EXEMPT SECURITIES

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned to an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

The VMIG rating is amended with a prefix denoting the long-term quality of the issuer, for instance Aaa/VMIG-1 or Aa/VMIG-1.

                                      FITCH

           DESCRIPTION OF FITCH'S TWO HIGHEST COMMERCIAL PAPER RATINGS

Fitch's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Fitch's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                          CORPORATE AND MUNICIPAL BONDS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                           SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                           JPMORGAN U.S. EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 19, 2005

                           J.P. MORGAN FUNDS ("JPMF")
      JPMorgan U.S. Small Company Opportunities Fund ("U.S. Small Company
                              Opportunities Fund")

             J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. ("JPMFMFG")
               JPMorgan Mid Cap Value Fund ("Mid Cap Value Fund")
            JPMorgan Small Cap Growth Fund ("Small Cap Growth Fund")

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                 JPMorgan Diversified Fund ("Diversified Fund")
          JPMorgan Disciplined Equity Fund ("Disciplined Equity Fund")
                 JPMorgan U.S. Equity Fund ("U.S. Equity Fund")
          JPMorgan U.S. Small Company Fund ("U.S. Small Company Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
              JPMorgan Capital Growth Fund ("Capital Growth Fund")
           JPMorgan Growth and Income Fund ("Growth and Income Fund")
            JPMorgan Small Cap Equity Fund ("Small Cap Equity Fund")
           JPMorgan Dynamic Small Cap Fund ("Dynamic Small Cap Fund")
    JPMorgan Select Growth and Income Fund ("Select Growth and Income Fund")

               J.P.MORGAN MUTUAL FUND INVESTMENT TRUST ("JPMMFIT") JPMorgan Equity Growth Fund ("Equity Growth Fund") JPMorgan Equity Income Fund ("Equity Income Fund")
              JPMorgan Mid Cap Growth Fund ("Mid Cap Growth Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
              JPMorgan Mid Cap Equity Fund ("Mid Cap Equity Fund")
      JPMorgan Trust Small Cap Equity Fund ("Trust Small Cap Equity Fund")

                    J.P. MORGAN MUTUAL FUND SERIES ("JPMMFS")
             JPMorgan Intrepid Growth Fund ("Intrepid Growth Fund")
              JPMorgan Intrepid Value Fund ("Intrepid Value Fund")
            JPMorgan Intrepid America Fund ("Intrepid America Fund")
           JPMorgan Intrepid Investor Fund ("Intrepid Investor Fund")

                 (each a "Fund," and collectively, the "Funds")

This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses dated February 19, 2005 ("Prospectuses"), for the Funds as supplemented from time to time. Additionally, this SAI incorporates by reference the financial statements dated December 31, 2004 ("Financial Statements") included in the Shareholder Reports relating to the Funds. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting One Group Dealer Services, Inc. ("OGDS"), the Funds' distributor at 1111 Polaris Parkway, Columbus, OH 43271.

For more information about the Funds or the Financial Statements, simply write or call:

                                 JPMorgan Funds
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111
                                                                    SAI-USEQ-604

                                TABLE OF CONTENTS

GENERAL                                                                       1

INVESTMENT STRATEGIES AND POLICIES                                            4

INVESTMENT RESTRICTIONS                                                       24

TRUSTEES AND DIRECTORS                                                        36

OFFICERS                                                                      46

CODES OF ETHICS                                                               48

PROXY VOTING PROCEDURES AND GUIDELINES                                        48

PORTFOLIO HOLDINGS DISCLOSURE                                                 51

INVESTMENT ADVISER                                                            51

ADMINISTRATOR                                                                 55

DISTRIBUTOR                                                                   59

DISTRIBUTION PLAN                                                             59

CUSTODIAN                                                                     63

TRANSFER AGENT                                                                64

SHAREHOLDER SERVICING                                                         64

EXPENSES                                                                      67

FINANCIAL PROFESSIONALS                                                       67

CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 68

INDEPENDENT ACCOUNTANTS                                                       69

PURCHASES, REDEMPTIONS AND EXCHANGES                                          69

DIVIDENDS AND DISTRIBUTIONS                                                   72

NET ASSET VALUE                                                               73

PERFORMANCE INFORMATION                                                       74

PORTFOLIO TRANSACTIONS                                                        81

MASSACHUSETTS TRUST                                                           86

LIMITATION OF DIRECTORS' LIABILITY                                            87

DESCRIPTION OF SHARES                                                         87

DISTRIBUTIONS AND TAX MATTERS                                                 89

ADDITIONAL INFORMATION                                                        95

FINANCIAL STATEMENTS                                                         111

APPENDIX A-DESCRIPTION OF SECURITY RATINGS*                                    1

                                     GENERAL

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     This SAI relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees or Directors of the Funds, as the case may be, have authorized the issuance and sale of the following classes of shares of the Funds:

U.S. Small Company Opportunities Fund       Select, Institutional, Class A, Class B and Class C
Mid Cap Value Fund                          Select, Institutional, Class A, Class B and Class C
Small Cap Growth Fund                       Select, Institutional, Class A, Class B and Class C
Diversified Fund                            Select, Institutional, Class A, Class B and Class C
Disciplined Equity Fund                     Select, Institutional, Class A, Class B and Class C and Ultra Class
U. S. Equity Fund                           Select, Institutional, Class A, Class B and Class C and Ultra Class
U. S. Small Company Fund                    Select, Institutional, Class A, Class B and Class C
Capital Growth Fund                         Select, Institutional, Class A, Class B and Class C
Growth and Income Fund                      Select, Institutional, Class A, Class B and Class C
Small Cap Equity Fund                       Select, Institutional, Class A, Class B and Class C
Dynamic Small Cap Fund                      Select, Institutional, Class A, Class B and Class C
Select Growth and Income Fund               Select, Institutional, Class A, Class B and Class C
Equity Growth Fund                          Select, Institutional, Class A, Class B and Class C
Equity Income Fund                          Select, Institutional, Class A, Class B and Class C
Mid Cap Growth Fund                         Select, Institutional, Class A, Class B and Class C
Mid Cap Equity Fund                         Select, Class A, Class B and Class C
Trust Small Cap Equity Fund                 Select
Intrepid Growth Fund                        Select
Intrepid Value Fund                         Select
Intrepid America Fund                       Select
Intrepid Investor Fund                      Select

     Currently, each Fund offers the following classes of shares:

U.S. Small Company Opportunities Fund       Select
Mid Cap Value Fund                          Select, Institutional, Class A, Class B and Class C
Small Cap Growth Fund                       Select, Institutional, Class A, Class B and Class C
Diversified Fund                            Select, Institutional, Class A, Class B and Class C
Disciplined Equity Fund                     Select, Institutional, Class A and Ultra Class
U.S. Equity Fund                            Select, Institutional, Class A, Class B, Class C and Ultra Class
U.S. Small Company Fund                     Select Class and Institutional Class
Capital Growth Fund                         Select, Class A, Class B and Class C
Growth and Income Fund                      Select, Class A, Class B and Class C
Small Cap Equity Fund                       Select, Class A and Class B
Dynamic Small Cap Fund                      Select, Class A, Class B and Class C
Select Growth and Income Fund               Shares
Equity Growth Fund                          Select, Class A, Class B and Class C
Equity Income Fund                          Select, Class A, Class B and Class C
Mid Cap Growth Fund                         Class A and Class B
Mid Cap Equity Fund                         Select
Trust Small Cap Equity Fund                 Select
Intrepid Growth Fund                        Select

Intrepid Value Fund                         Select
Intrepid America Fund                       Select
Intrepid Investor Fund                      Select

     Effective February 28, 2001, the following Trusts were renamed with the approval of the Board of Trustees:

NEW NAME                                    FORMER NAME
J.P. Morgan Capital Growth Fund             Chase Vista Capital Growth Fund
J.P. Morgan Growth and Income Fund          Chase Vista Growth and Income Fund
J.P. Morgan Small Cap Equity Fund           Chase Vista Small Cap Equity Fund
J.P. Morgan Dynamic Small Cap Fund          Chase Vista Small Cap Opportunities Fund
J.P. Morgan Equity Growth Fund              Chase Vista Equity Growth Fund
J.P. Morgan Equity Income Fund              Chase Vista Equity Income Fund
J.P. Morgan Select Mid Cap Equity Fund      Chase Vista Select New Growth Opportunities Fund
J.P. Morgan Select Small Cap Equity Fund    Chase Vista Select Small Cap Value Fund

     Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:

NAME OF FUND AS OF DECEMBER 28, 2004           NAME OF FUND EFFECTIVE FEBRUARY 19, 2005
JPMorgan Intrepid Investor Fund                JPMorgan Intrepid Contrarian Fund

     JPMF. The U.S. Small Company Opportunities Fund is a series of JPMF, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts (a "Trust", and together with JPMIF, JPMMFG, JPMMFIT, JPMMFSG AND JPMMFS, the "Trusts"), on November 4, 1992.

     Prior to September 10, 2001, U.S. Small Company Opportunities Fund sought to achieve its investment objective by investing all of its investable assets in a master fund, The U.S. Small Company Opportunities Portfolio, a diversified open-end management investment company having the same investment objective as the U.S. Small Company Opportunities Fund. The U.S. Small Company Opportunities Fund invested in The U.S. Small Company Opportunities Portfolio through a two-tier master-feeder investment fund structure. The U.S. Small Company Opportunities Fund no longer operates under a "master-feeder" structure and instead invest directly in portfolio securities.

     JPMFMFG. Mid Cap Value Fund and Small Cap Growth Fund are series of JPMFMFG, a diversified open-end management investment company which was organized as a Maryland corporation (the "Corporation"), on August 19, 1997. Effective April 30, 2003, the name of the Corporation was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

     JPMIF. Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund are series of JPMIF, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on November 4, 1992.

     Prior to September 7, 2001, Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund sought to achieve their investment objective by investing all of their investable assets in separated master funds, diversified open-end management investment companies having the same investment objective as the separated master funds. The Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund invested through two-tier master-feeder investment funds structure. The Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund no longer operates under a "master-feeder" structure and instead invest directly in portfolio securities.

     As of the date of this SAI, shares of the Ultra Class of the Disciplined Equity Fund are not available for purchase by new investors.

     JPMMFG. Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund and Select Growth and Income Fund are series of JPMMFG, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on May 11, 1987.

     The Growth and Income Fund converted to a master-feeder structure in December, 1993, and, thus, currently operates under a master/feeder structure. Prior to September 10, 2001, the Capital Growth Fund operated under a master/feeder structure and invested in the Capital Growth Portfolio. The Growth and Income Fund and Select Growth and Income Fund invest in the Growth and Income Portfolio (the "G&I Portfolio").

     JPMMFIT. Equity Growth Fund, Equity Income Fund and Mid Cap Growth Fund are series of JPMMFIT, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on September 23, 1997.

     Effective April 30, 2003, the name of JPMMFIT was changed from Mutual Fund Investment Trust to J.P. Morgan Mutual Fund Investment Trust. Prior to September 10, 2001, The Equity Growth Fund operated under a master/feeder fund structure. The Equity Growth Fund invested in the Equity Growth Portfolio, which was a separate series of Mutual Fund Master Investment Trust, an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts.

     Prior to a name change effective December 3, 2001, the JPMorgan H&Q IPO & Emerging Company Fund was named Mid Cap Growth Fund. H&Q IPO & Emerging Company Fund is the predecessor to the JPMorgan H&Q IPO & Emerging Company Fund, which resulted from a tax-free reorganization effective March 23, 2001. The JPMorgan H&Q IPO & Emerging Company Fund subsequently changed its name to Mid Cap Growth Fund effective December 3, 2001. Certain shareholders in H&Q & IPO Emerging Company Fund have special rights (including reduced fees) with respect to Mid Cap Growth Fund.

     As of February 16, 2001, Investor Class and Premier Class shares of Equity Growth Fund and Equity Income Fund were renamed Class A and Institutional Class shares, respectively. As of September 10, 2001, the Institutional Class shares of Equity Growth Fund and Equity Income Fund were renamed Select Class shares.

     JPMMFSG. Mid Cap Equity Fund and Trust Small Cap Equity Fund are series of JPMMFSG, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on October 1, 1996. Effective April 30, 2003, the name of the Trust was changed from Mutual Fund Select Group to J.P. Morgan Mutual Fund Select Group. Effective May 1, 2003, the following Funds of JPMMFSG were renamed with the approval of the Board of Trustees:

NEW NAME                                    FORMER NAME
JPMorgan Mid Cap Equity Fund                J.P. Morgan Select Mid Cap Equity Fund
JPMorgan Trust Small Cap Equity Fund        J.P. Morgan Select Small Cap Equity Fund

     JPMMFS. Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Investor Fund are series of JPMMFS, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on January 27, 2003. Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Investor Fund are diversified funds, as such term is defined in the 1940 Act.

     On April 30, 2004, the JPMorgan Intrepid All Cap Fund changed its name to the JPMorgan Intrepid America Fund.

     PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Trusts and the Board of Directors of the Corporation approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series, a Massachusetts business trust ("JPMMFS"), subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

     On August 19, 2004, the Boards of Trustees of JPMMFIT, JPMF, and the Board of Directors of JPMFMFG also approved merger transactions involving four of the Funds included in this SAI that are respective series of the respective Trusts and the Corporation. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.

     ACQUIRED FUNDS                                                           ACQUIRING FUNDS
JPMorgan  Equity  Growth  Fund (a series             MERGES WITH    One Group  Large Cap  Growth  Fund (a series of
of J.P. Morgan Mutual Fund Investment  Trust)         AND INTO      One Group Mutual Funds)

JPMorgan  Equity  Income  Fund (a series of J.P.     MERGES WITH    One Group  Equity  Income Fund (a series of One
Morgan Mutual Fund Investment Trust)                  AND INTO      Group Mutual Funds)

JPMorgan U.S. Small Company  Opportunities  Fund     MERGES WITH    One Group  Small Cap  Growth  Fund (a series of
a series of J.P. Morgan Funds)                        AND INTO      One Group Funds)

JPMorgan  Small  Cap  Growth  Fund (a  series of
J.P. Morgan Fleming Mutual Fund Group, Inc.)

     Special meetings of shareholders of JPMF, JPMFMFG, JPMIF, JPMMFG, JPMMFIT, JPMMFSG and JPMMFS have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective on February 18, 2005 ("Closing Date").

     If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS APPROVE the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS DO NOT APPROVE the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund do not approve the Shell Reorganization with respect to that Fund, the Fund will remain a series of its existing investment company.

     In addition to these Funds, the Trusts consist of other series representing separate investment funds.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank NA, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

     The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     COMMON STOCK WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     All Funds, except for the Funds in JPMF and JPMIF may invest in rights. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

     Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

     FOREIGN SECURITIES. The Funds may invest in certain foreign securities. The Diversified Fund may invest up to 30% of its total assets in foreign securities. The U.S. Small Company Opportunities Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund may invest up to 20% of their total assets in foreign securities. The U.S. Small Company Opportunities Fund's limited of 20% is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. The U.S. Small Company Opportunities Fund is not currently expected to be used to increase direct non-U.S. exposure. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

     Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Since investments in foreign securities may involve foreign currencies, with the exception of JPMMFG and JPMMFS, which may not invest in foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

     The Funds of JPMIF may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because all the Funds, except for the Funds in JPMMFG and JPMMFS can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, such Funds may enter time from time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. The Funds of JPMF and JPMIF may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of the series of JPMMFS, the Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATION BONDS. All the Funds, except U.S. Small Company Opportunities Fund may invest in bond and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Quality and Diversification Requirements."

     MORTGAGE-BACKED SECURITIES. With the exception of the U.S. Small Company Opportunities Fund, the Funds may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association mortgage-backed certificates ("Ginnie Mae") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as the Federal National Mortgage Association ("Fannie Mae") and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Funds of JPMFMFG, JPMIF, JPMMFG, JPMMFIT and JPMMFSG may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Boards of Trustees or the Board of Directors, as applicable. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds of JPMMFG, JPMMFIT, JPMFSG and JPMMFS may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.

     STRUCTURED PRODUCTS. With the exception of the series of JPMF and JPMIF, the Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. With the exception of the series of JPMF and JPMIF, the Funds may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. The Adviser has been instructed by the Board of Trustees or the Board of Directors, as applicable, to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by these Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which these Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     These Funds may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees or the Board of Directors, as applicable, has determined meets the prescribed quality standards for a particular Fund.

     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates

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were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     These Funds may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

     ZERO COUPON AND PAY-IN-KIND SECURITIES. The Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Investor Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. These Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. With exception to the U.S. Small Company Opportunities Fund, the Funds may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

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     Although the Funds intend under normal circumstances and to the extent practicable to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may invest in money market instruments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Series of the JPMF or JPMIF may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments - Sovereign Obligations."

     SUPRANATIONAL OBLIGATIONS. All Funds, except for the series in JPMMFS, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short; from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities, which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                             TAX EXEMPT OBLIGATIONS

     The series of JPMFMFG, JPMMFG, JPMMFIT and JPMMFSG may invest in tax exempt obligations.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which such Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the series in JPMMFG and JPMMFIT, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its Net Asset Value ("NAV") and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. In order for the Funds in JPMMFG, JPMMFIT, JPMMFSG and JPMMFS to invest assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategy. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust or the Corporation in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period, which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest.

While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or OGDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Boards of Trustees or the Board of Directors, as applicable, are entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Boards of Trustees or the Board of Directors, as applicable, believe it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees or the Board of Directors, as applicable. The Trustees or Directors will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     REAL ESTATE INVESTMENT TRUSTS. All of the Funds, except the Funds in JPMF and JPMIF, may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

     The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Select Growth and Income Fund, Mid Cap Equity Fund and Trust Small Cap Equity Fund are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to their portfolio securities.

     All Funds except for Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Select Growth and Income Fund, Mid Cap Equity Fund and Trust Small Cap Equity Fund, intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) these Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) these Funds may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     All of the Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's tax able year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must by of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rate A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Mid Cap Value Fund, Small Cap Growth Fund, Equity Growth Fund, Equity Income Fund and Mid Cap Growth Fund rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), Growth and Income Fund and Select Growth and Income Fund rated Baa or B or higher by Moody's or BBB or higher by S&P, and Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Investor Fund rated Baa or higher by Moody's and BBB or higher by S&P, may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Funds invest in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining a Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Board of Trustees or the Board of Directors, as applicable. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees or the Directors which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument,
(2) the number of dealers and end users for the instrument in the marketplace,
(3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverages, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

     The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                              FISCAL YEAR      FISCAL YEAR
                                 ENDED            ENDED
                               12/31/02         12/31/03
                              -----------      -----------
U.S. Small Company
Opportunities Fund                    100%             207% *
Mid Cap Value Fund                     51%              32%
Small Cap Growth Fund                  76%             143%
Diversified Fund                      232% **          210% *
Disciplined Equity Fund                74%              77%
U.S. Equity Fund                       83%             101%
U.S. Small Company Fund                90%              78%
Capital Growth Fund                    93%              68%
Small Cap Equity Fund                  51%              38%
Dynamic Small Cap Fund                 52%              55%
Equity Growth Fund                     50%              81%
Equity Income Fund^                   167%              17%
Mid Cap Growth Fund                    39%              69%
Mid Cap Equity Fund                    84%              62%
Trust Small Cap Equity Fund            52%              45%
Intrepid Growth Fund@                 N/A              149%
Intrepid Value Fund@                  N/A              110%
Intrepid America Fund@                N/A              148%
Intrepid Investor Fund@               N/A               74%

* Portfolio turnover during the fiscal year ended December 31, 2003 is attributable to market volatility.
** The increase in portfolio turnover rate for the fiscal year ended December 31, 2002 was primarily due to market volatility.
^ The variation in portfolio turnover for the Equity Income Fund from the fiscal year ended 12/31/01 to the fiscal year ended 12/31/02 was a result of higher than usual share activity related to the Fund's change in portfolio managers during the current fiscal year.
@    Funds commenced operation on 2/28/03.

The Growth and Income Fund and Select Growth and Income Fund invest all of their investable assets in the Growth and Income Portfolio, and, did not invest directly in a portfolio of assets, and therefore do not have reportable portfolio turnover rates. The portfolio turnover rates of the Portfolio for the fiscal periods indicated were as follows:

                              FISCAL YEAR      FISCAL YEAR
                                ENDED            ENDED
                               12/31/02         12/31/03
                              -----------      -----------
Growth and Income Portfolio            70%              37%

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trusts and the Corporation with respect to the respective Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional

Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the respective Trustees or Directors of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The investment policy of the Funds (including their investment objectives), with the exception of the Funds of JPMMFG and JPMMFSG, are not fundamental, except as designated in the Prospectuses or herein. The investment objectives of the Funds of JPMMFG and JPMMFSG are fundamental but their investment policies are non-fundamental. Shareholders of the Funds of JPMMFG and JPMMFSG must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.

INVESTMENT RESTRICTIONS OF U.S. SMALL COMPANY OPPORTUNITIES FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to U.S. Small Company Opportunities Fund, that Fund:

     1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC:

     3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment restrictions of the U.S. Small Company Opportunities Fund require that such
Fund:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMFMFG

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Funds of the Corporation, none of those Funds may:

     1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

     2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

     3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

     4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMMFG, JPMMFIT and JPMMFSG, and the Board of Directors of JPMFMFG approved a proposal to amend each of their respective Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

          BORROWING:  No Fund may borrow money, except to the extent permitted by applicable law.

     NON-FUNDAMENTAL POLICIES. The following investment limitations are non-fundamental policies of each Fund which is a series of JPMFMFG and may be changed with respect to such Fund by the Board of Directors.

     No Fund which is a series of JPFMFMG may:

     1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     2.   Invest in companies for the purpose of exercising control.

     3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

     5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     6. Enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and each Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMIF

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Funds which are series of JPMIF, each of those Funds:

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and in the case of the Diversified Fund, make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment restrictions require that each of the Funds which are series of JPMIF:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMMFG

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Growth and Income Fund and the Select Growth and Income Fund, both series of JPMMFG, it is a fundamental policy of each of those Funds that when the Fund holds no portfolio securities except interests in the G & I Portfolio in which it invests, the Fund's investment objective and policies shall be identical to the G & I Portfolio's investment objective and policies, except for the following: a Fund
(1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of each such Fund that when the Fund holds only portfolio securities other than interests in the G & I Portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the G & I Portfolio at the time the assets of the Fund were withdrawn from the G & I Portfolio.

     With respect to all series of JPMMFG, each Fund and the G & I Portfolio:

     1. May not borrow money, except that each Fund and the G & I Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund and the G & I Portfolio may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets for each Fund and the G & I Portfolio must be repaid before the Fund may make additional investments;

     2. May make loans to other persons, in accordance with the Fund's and the G & I Portfolio's investment objectives and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's or the G & I Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's or the G & I Portfolio's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund or the G & I Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund or the G & I Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund or the G & I Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund or the G & I Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund or the G & I Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund or the G & I Portfolio may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

     FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMMFG, JPMMFIT and JPMMFSG, and the Board of Directors of JPMFMFG approved a proposal to amend each of their respective Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

          BORROWING:  No Fund may borrow money, except to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, each Fund which is a series of JPMMFG and the G & I Portfolio are subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each Fund and the G & I Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund and the G & I Portfolio may not make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund and the G & I Portfolio may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund and the G & I Portfolio may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund and the G & I Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Except as specified above, each Fund and the G & I Portfolio may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.

     May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     The investment policies of Funds which are series of JPMMFG are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

     In order to permit the sale of its shares in certain states and foreign countries, a Fund which is a series of JPMMFG or the G & I Portfolio may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should a Fund or the G & I Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund or the G & I Portfolio will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund or the G & I Portfolio to exceed 10% of the value of the Fund's or the G & I Portfolio's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by an affiliate of J.P. Morgan Chase & Co. ("JPMorgan Chase"), (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or
(vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

     If the value of such Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees or the Board of Directors, as applicable, will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMMFIT

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Funds which are series of JPMMFIT, each of those Funds:

     1. May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

     2. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund which is a series of JPMMFIT may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMMFG, JPMMFIT and JPMMFSG, and the Board of Directors of JPMFMFG approved a proposal to amend each of their respective Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

          BORROWING:  No Fund may borrow money, except to the extent permitted by applicable law.

     NON-FUNDAMENTAL RESTRICTIONS. Each Fund which is a series of JPMMFIT is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each such Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

     2. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     3. Each Fund may not invest more than 15% of its net assets in illiquid securities.

     4. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     5. Except as specified above, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

     6. In addition, the Mid Cap Growth Fund may not, with respect to 50% of its asset, hold more than 10% of the outstanding shares of issuers.

     For purposes of the investment restrictions regarding Funds which are a series of JPMMFIT, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain states, a Fund of JPMMFIT series may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should such Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

     If the value of such Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees or the Board of Directors, as applicable, will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMMFSG

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Funds which are series of JPMMFSG, each of those Funds:

     1. May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

     2. May make loans to other persons, in accordance with such Fund's investment objective and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund which is a series of JPMMFSG, may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMMFG, JPMMFIT and JPMMFSG, and the Board of Directors of JPMFMFG approved a proposal to amend each of their respective Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

          BORROWING:  No Fund may borrow money, except to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, each Fund which is a series of JPMMFSG is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each such Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund may not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, future contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

     May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For purposes of the investment restrictions regarding Funds which are series of JPMMFSG, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     The investment policies of Funds which are series of JPMMFSG are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

     In order to permit the sale of its shares in certain states, a Fund which is a series of JPMMFSG may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should such Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, (i) the Mid Cap Equity Fund will not invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years continuous operation, the Trust Small Cap Equity Fund may invest up to 15% of its assets in such companies; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, in addition, each Fund which is a series of JPMMFSG may not: (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of JPMMFSG or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMMFS

     FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund which is a series of JPMMFS:

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment policies require that each of the Funds which is a series of JPMMFS:


     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value for other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leverage."

                             TRUSTEES AND DIRECTORS

     The names of the Trustees/Directors of the Funds, together with information regarding their year of birth, the date each Trustee/Director first became a Board member of the JPMorgan Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees/Directors is 522 Fifth Avenue, New York, NY 10036.

                                                        NUMBER OF PORTFOLIOS
  NAME (YEAR OF BIRTH);                                   IN FUND COMPLEX
     POSITIONS WITH            PRINCIPAL OCCUPATIONS         OVERSEEN BY            OTHER DIRECTORSHIPS HELD
    THE FUNDS (SINCE)           DURING PAST 5 YEARS      TRUSTEE/DIRECTOR(1)          OUTSIDE FUND COMPLEX
  ---------------------        ---------------------    --------------------        ------------------------
INDEPENDENT
TRUSTEES/DIRECTORS
WILLIAM J. ARMSTRONG           Retired; Vice President           69                 None
(1941); Trustee since 1987.    & Treasurer of
                               Ingersoll-Rand Company
                               (manufacturer of

                                                        NUMBER OF PORTFOLIOS
  NAME (YEAR OF BIRTH);                                   IN FUND COMPLEX
     POSITIONS WITH            PRINCIPAL OCCUPATIONS         OVERSEEN BY            OTHER DIRECTORSHIPS HELD
    THE FUNDS (SINCE)           DURING PAST 5 YEARS      TRUSTEE/DIRECTOR(1)          OUTSIDE FUND COMPLEX
  ---------------------        ---------------------    --------------------        ------------------------
                               industrial equipment)
                               (1972-2000)

ROLAND R. EPPLEY, Jr.          Retired                           69                 Director of Janel Hydro, Inc.
(1932); Trustee since 1989.                                                         (Automotive) (1993-present).


DR. MATTHEW GOLDSTEIN          Chancellor of the City            69                 Trustee of the Albert Einstein
(1941) Trustee since 2003.     University of New York                               School of Medicine (1998 -
                               (1999-present);                                      present); Director of National
                               President, Adelphi                                   Financial Partners (financial
                               University (New York)                                services distributor)
                               (1998-1999)                                          (2003-present); Trustee of
                                                                                    Bronx-Lebanon Hospital Center
                                                                                    (1992-present); Director of New
                                                                                    Plan Excel Realty Trust, Inc. (real
                                                                                    estate investment trust)
                                                                                    (2000-present); Director of Lincoln
                                                                                    Center Institute for the Arts in Education
                                                                                    (1999-present).

ANN MAYNARD GRAY** (1945);     Vice President of                 69                 Director of Duke Energy
Trustee since 2001.            Capital Cities/ ABC,                                 Corporation (1997-present);
                               Inc. (communications)                                Director of Elan Corporation,
                               (1986-1998)                                          plc  (pharmaceuticals)
                                                                                    (2001-present); Director of
                                                                                    The Phoenix Companies (wealth
                                                                                    management services) 2002-present).

MATTHEW HEALEY (1937);         Retired; Chief Executive          69                 None
Trustee since [__].            Officer of certain J.P.
                               Morgan Fund trusts
                               (1982-2001)

ROBERT J. HIGGINS (1945);      Retired; Director of              69                 Director of Providian Financial
Trustee since 2002.            Administration of the                                Corp. (banking) (2002-present).
                               State of Rhode Island
                               (2003-2004);
                               President - Consumer
                               Banking and
                               Investment Services
                               Fleet Boston
                               Financial (1971-2002)

WILLIAM G. MORTON, Jr.         Retired; Chairman Emeritus        69                 Director of Radio Shack
(1937) Trustee since 2003.     (2001-2002), and                                     Corporation (electronics)
                               Chairman and Chief                                   (1987-present); Director of
                               Executive Officer,                                   The Griswold Company
                               Boston Stock                                         (securities brokerage)

                                                        NUMBER OF PORTFOLIOS
  NAME (YEAR OF BIRTH);                                   IN FUND COMPLEX
     POSITIONS WITH            PRINCIPAL OCCUPATIONS         OVERSEEN BY            OTHER DIRECTORSHIPS HELD
    THE FUNDS (SINCE)           DURING PAST 5 YEARS      TRUSTEE/DIRECTOR(1)          OUTSIDE FUND COMPLEX
  ---------------------        ---------------------    --------------------        ------------------------
                               Exchange (1985-2001)                                 (2002-2004); Trustee of Morgan
                                                                                    Stanley Institutional Funds
                                                                                    (1993-2003); Director of
                                                                                    The National Football Foundation
                                                                                    and College Hall of Fame
                                                                                    (1994-present); Trustee
                                                                                    of the Berklee College of Music
                                                                                    (1998-present); Trustee of
                                                                                    the Stratton Mountain School
                                                                                    (2001-present).

FERGUS REID, III (1932);       Chairman of Lumelite               69                Trustee of 209 Morgan Stanley
Trustee (Chairman) since       Corporation (plastics                                Funds (1995-present).
1987.                          manufacturing)
                               (2003-present); Chairman
                               and CEO of Lumelite
                               Corporation (1985-2002)

JAMES J. SCHONBACHLER          Retired; Managing                  69                None
(1943); Trustee since 2001.    Director of Bankers
                               Trust Company (financial
                               services) (1968-1998)

INTERESTED TRUSTEE/DIRECTOR
LEONARD M. SPALDING, Jr.*      Retired; Chief Executive           69                None
(1935); Trustee since 1998.    Officer of Chase Mutual
                               Funds (investment
                               company) (1989-1998);
                               Chief Investment
                               Executive of Chase
                               Manhattan Private Bank
                               (investment management)
                               (1990-1998)

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees/Directors serve includes 13 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.
**   Dana Maynard Gray, the daughter of Ann Maynard Gray, became an employee of
JPMorgan Securities, Inc., as an Associate Analyst on May 3, 2004.

     Each Trustee and Director serves for an indefinite term, subject to the Funds' current retirement policies, which is age 73 for all Trustees and Directors, except Messrs. Reid and Eppley, for whom it is age 75. The Boards decide upon general policies and are responsible for overseeing the business affairs of each Trust or Corporation, as the case may be.

STANDING COMMITTEES

     The Board of Trustees of each JPMorgan Fund currently has four standing committees: the Audit, Valuation, Investment, and Governance Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds' independent accountants; (ii) to oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal years ended October 31, 2003, December 31, 2003 and August 31, 2004.

     The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently the Valuation Committee has been consulted by management of the JPMorgan Funds on three and two occasions during the fiscal years ended October 31, 2003, December 31, 2003 respectively.

     The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met twice during the fiscal years ended October 31, 2003 and December 31, 2003, and met twice during the fiscal year ended August 31, 2004.

     The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election and appointment as Trustees, (ii) the review of shareholder correspondence to the Board, (iii) the review of nominees recommended to the Board; (iv) review of Trustees compensation; and (v) recommendation of Independent Trustee Counsel and Fund legal counsel. The Governance Committee met once during the fiscal years ended October 31, 2003, December 31, 2003 and August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Boards and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Boards by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     At the special meetings of shareholders scheduled to be held on January 20, 2005, shareholders of record on October 27, 2004 will be asked to elect trustees.

     The following table shows the dollar range of each Trustee's and Director's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's and Director's dollar range aggregate ownership in any funds that the respective Trustee or Director oversees in the Family of Investment Companies(1):

                           OWNERSHIP OF U.S.
                           SMALL COMPANY        OWNERSHIP OF          OWNERSHIP OF         OWNERSHIP OF
                           OPPORTUNITIES        DIVERSIFIED           DISCIPLINED          U.S. EQUITY
NAME OF TRUSTEE            FUND                 FUND                  EQUITY FUND          FUND
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                           OWNERSHIP OF         OWNERSHIP OF          OWNERSHIP OF         OWNERSHIP OF
                           U.S. SMALL           CAPITAL GROWTH        GROWTH AND           SMALL CAP
NAME OF TRUSTEE            COMPANY FUND         FUND                  INCOME FUND          EQUITY FUND
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                                                OWNERSHIP OF
                           OWNERSHIP OF         SELECT GROWTH         OWNERSHIP OF         OWNERSHIP OF
                           DYNAMIC SMALL        AND INCOME            EQUITY GROWTH        EQUITY INCOME
NAME OF TRUSTEE            CAP FUND             FUND                  FUND                 FUND
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding,
Jr.

                           OWNERSHIP OF         OWNERSHIP OF          OWNERSHIP OF         OWNERSHIP OF
                           MID CAP              MID CAP EQUITY        TRUST SMALL          INTREPID GROWTH
NAME OF TRUSTEE            GROWTH FUND          FUND                  CAP EQUITY           FUND
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                           OWNERSHIP OF         OWNERSHIP OF          OWNERSHIP OF
                           INTREPID VALUE       INTREPID AMERICA      INTREPID
NAME OF TRUSTEE            FUND                 FUND                  INVESTOR FUND
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins

William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                                                                      AGGREGATE OWNERSHIP OF
                                                                      ALL REGISTERED
                                                                      INVESTMENT COMPANIES
                                                                      OVERSEEN BY
                           OWNERSHIP OF         OWNERSHIP OF          TRUSTEE/DIRECTOR IN
NAME OF                    MIDCAP VALUE         SMALL CAP             FAMILY OF INVESTMENT
DIRECTOR                   FUND                 GROWTH FUND           COMPANIES(1)
INDEPENDENT DIRECTORS
William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler
INTERESTED DIRECTOR
Leonard M. Spalding, Jr.

(1) Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees and Directors serve includes 13 investment companies.

     As of December 31, 2004, none of the independent Trustees or Directors or their immediate family members owned securities of the Adviser or OGDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or OGDS.

     Each Trustee and Director is currently paid an annual fee of $120,000 for serving as Trustee or Director, as applicable, of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Boards of Trustees and the Board of Directors of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong, Healey and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees and Directors may hold various other directorships unrelated to the JPMorgan Fund Complex. Mr. Healey no longer serves as President of the Boards of Trustees and the Board of Directors and is thus no longer paid for such services.

     Trustee and Director aggregate compensation paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2004, are set forth below:

                        SMALL COMPANY
NAME OF                 OPPORTUNITIES         DIVERSIFIED          DISCIPLINED           U.S. EQUITY
TRUSTEE                 FUND                  FUND                 EQUITY FUND           FUND
----------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
William J.
Armstrong
Roland R.
Eppley, Jr.
Dr. Matthew
Goldstein
Ann Maynard
Gray
Matthew Healey
Robert J. Higgins
William G.
Morton
Fergus Reid, III
James J.
Schonbachler
INTERESTED
TRUSTEE
Leonard M.
Spalding, Jr.

                        U.S. SMALL            CAPITAL GROWTH       GROWTH AND            SMALL CAP
NAME OF TRUSTEE         COMPANY FUND          FUND                 INCOME FUND           EQUITY FUND
----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Ann Maynard Gray
Matthew Healey
Robert J. Higgins
William G. Morton
Fergus Reid, III
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding,
Jr.

                                              SELECT GROWTH
                        DYNAMIC SMALL         AND INCOME           EQUITY GROWTH         EQUITY INCOME
NAME OF TRUSTEE         CAP FUND              FUND                 FUND                  FUND
------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
William J.
Armstrong
Roland R. Eppley,
Jr.
Dr. Matthew
Goldstein
Ann Maynard
Gray
Matthew Healey
Robert J. Higgins
William G. Morton
Fergus Reid, III
James J.
Schonbachler
INTERESTED
TRUSTEE
Leonard M.
Spalding, Jr.

                        MID CAP               MID CAP EQUITY       TRUST SMALL           INTREPID GROWTH
NAME OF TRUSTEE         GROWTH FUND           FUND                 CAP EQUITY            FUND
--------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
William J.
Armstrong
Roland R. Eppley,
Jr.
Ann Maynard
Gray
Dr. Matthew
Goldstein
Matthew Healey
Robert J. Higgins
William G. Morton
Fergus Reid, III
James J.
Schonbachler
INTERESTED
TRUSTEE
Leonard M.
Spalding, Jr.

                        INTREPID VALUE        INTREPID AMERICA     INTREPID
NAME OF TRUSTEE         FUND                  FUND                 INVESTOR FUND
--------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
William J.
Armstrong
Roland R. Eppley,
Jr.
Ann Maynard
Gray
Dr. Matthew
Goldstein
Matthew Healey
Robert J. Higgins
William G. Morton
Fergus Reid, III
James J.
Schonbachler
INTERESTED
TRUSTEE
Leonard M.
Spalding, Jr.

                                                                        TOTAL
                                                                    COMPENSATION
NAME OF                 MID CAP VALUE         SMALL CAP            PAID FROM "FUND
DIRECTOR                FUND                  GROWTH FUND              COMPLEX"
----------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS
William J.
Armstrong
Roland R.
Eppley, Jr.
Ann Maynard
Gray
Dr. Matthew
Goldstein
Matthew Healey
Robert J. Higgins
William G. Morton
Fergus Reid, III
James J.
Schonbachler
INTERESTED
DIRECTOR
Leonard M.
Spalding, Jr.

     The Trustees and Directors instituted a Deferred Compensation Plan for Eligible Trustees/Directors (the "Deferred Compensation Plan") pursuant to which each Trustee or Director (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates), as the case may be, may enter into agreements with such Funds whereby payment of the Trustees' or Directors' fees are deferred until the payment date elected by the Trustee or the Director (or the Trustee's or Director's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee or Director at the time of deferral. If a deferring Trustee or Director dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's or Director's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's or Director's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees and Directors who have elected to defer compensation under such plan.

     The Declarations of Trust and the Articles of Incorporation, respectively, provide that the Trusts and the Corporation will indemnify their Trustees and Directors, as the case may be, and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts and the Corporation, unless, as to liability to the Trusts and the Corporation or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts or the Corporation, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or Directors or in a written opinion of independent counsel, that such officers or Trustees or Directors have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

    NAME (YEAR OF BIRTH),
     POSITIONS HELD WITH                                             PRINCIPAL OCCUPATIONS
      THE FUNDS (SINCE)                                               DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
George C. W. Gatch (1962),        Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
President (2001)                  Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Robert L. Young (1963),           Mr. Young joined Banc One Investment Advisors Corporation in 1996 and in 1999 he
Senior Vice President (2004) **   became Vice President and Treasurer of One Group Administrative Services, Inc. and
                                  One Group Dealer Services, Inc. and in 2001, Mr. Young became the COO of the One
                                  Group Mutual Funds.

Patricia A. Maleski (1960),       Vice President, JPMIM, head of FFI and US Institutional Funds Administration and
Vice President and Chief          Board Liaison.  Prior to joining JPMorgan in 2001, she was the Vice President of
Administrative Officer (2004)     Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

Wayne H. Chan (1965),             Vice President and Assistant General Counsel, JPMIM, since September 2002; Mr. Chan
Vice President and Assistant      was an associate at the law firm of Shearman & Sterling from May 2001 through September
Secretary (2003)                  2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969),       Director of Mutual Fund Administration, One Group Administrative Services, since
Treasurer (2004) **               January 2004; Ms. Dorsey worked for Bank One Corporation from January 2003 to
                                  January 2004; Prior to joining Bank One Corporation, held various positions at
                                  PricewaterhouseCoopers LLP from September 1992.

Jessica K. Ditullio (1963),       From August 1990 to present, various attorney positions for Bank One Corporation
Assistant Secretary               (now known as JPMorgan Chase & Co.)
(2004) **

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary               Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
(2004) **                         Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                  Banc One Investment Advisors Corporation.

Alaina Metz (1967),               Chief Administrative Officer of BISYS Fund Services,  Inc.; formerly,  Supervisor of
Assistant Secretary (2001)*       the Blue Sky Department of Alliance Capital Management L.P.

Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Secretary (2004)*

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Secretary (2004)*       formerly Section Manager at Northern Trust Company and Accounting Supervisor at
                                  Allstate Insurance Company.

Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)        mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining
                                  JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at
                                  Prudential Investments.

Paul M. DeRusso (1954),           Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955),           Vice President, JPMIM; Ms.  Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the JPMorgan Chase organization complex.

Stephen M. Ungerman (1953),       Vice President, JPMIM; Fund Administration - Pooled Vehicles; prior to joining
Chief Compliance Officer          JPMorgan Chase in 2000, he held a number of positions in Prudential Financial's
(2004)                            asset management business, including Assistant General
                                  Counsel, Tax Director and Co-head of Fund Administration; Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.

*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

     As of December __, 2004, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

     The Funds, the Adviser and OGDS have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

     OGDS is the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OGDS must: (i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The respective Board of Trustees and the Board of Directors of the Funds have delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Boards have adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and JPMIM, the Funds' principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 will be filed with the Securities and Exchange Commission no later than August 31, 2004.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

In accordance with regulations of the SEC, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 are on file with the SEC.

                          PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to the Funds' Portfolio Holdings Disclosure Policy, no sooner than 30 days after month end, the Funds will make available to the public, upon request to the Funds
(1-800-348-4782), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies and financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, and entities providing CDSC financing. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney -client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review, in accordance with the Funds' procedures. No compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees' will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures seek to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at www.sec.gov.

The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between each of the Trusts and the Corporation on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

     Subject to the supervision of the Funds' Trustees or Directors, as applicable, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly-owned subsidiary of JPMorgan Chase. Prior to October 1, 2003,

JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, NA serves as trustee.

     Under separate agreements, One Group Administrative Services, Inc. ("OGA"), an affiliate of the Adviser and OGDS, provides certain financial, fund accounting, recordkeeping and administrative services to the Trusts, the Corporation and the Funds and shareholder services for the Trusts and the Corporation. OGDS, also an affiliate of the Adviser and OGDS, is the shareholder servicing agent for the Funds. See the "Administrator" and "Shareholder Servicing" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of JPMorgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2005, the Boards of Trustees of the Trusts and the Board of Directors of the Corporation approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of the Trust not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that are series of JPMFMFG, JPMMFG, JPMMFIT and JPMMFSG. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreements, the Trusts and the Corporation, on behalf of the respective Funds, have agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to a specified annual rate of each Fund's average daily net assets, as set forth below:

U.S. Small Company Opportunities Fund      0.60%
Mid Cap Value Fund                         0.70%
Small Cap Growth Fund                      0.80%
Diversified Fund                           0.55%
Disciplined Equity Fund                    0.25%
U. S. Equity Fund                          0.40%
U. S. Small Company Fund                   0.60%
Capital Growth Fund                        0.40%
Growth and Income Fund                     0.40%
Small Cap Equity Fund                      0.65%
Dynamic Small Cap Fund                     0.65%
Select Growth and Income Fund              0.40%
Equity Growth Fund                         0.50%
Equity Income Fund                         0.40%
Mid Cap Growth Fund                        0.65%
Mid Cap Equity Fund                        0.65%
Trust Small Cap Equity Fund                0.65%
Intrepid Growth Fund                       0.65%
Intrepid Value Fund                        0.65%
Intrepid America Fund                      0.65%
Intrepid Investor Fund                     0.65%

     The table below sets forth the investment advisory fees paid or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

                                        FISCAL YEAR ENDED    PRIOR FISCAL YEAR END     FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                              2001             THROUGH 12/31/01^           12/31/02               12/31/03
                                      --------------------------------------------------------------------------------------------
                                        PAID/                  PAID/                   PAID/                   PAID/
FUND (PRIOR FISCAL YEAR END)           ACCRUED     WAIVED     ACCRUED     WAIVED      ACCRUED      WAIVED     ACCRUED     WAIVED
----------------------------          ---------  ----------  ---------  ----------   ---------   ---------   ---------  ----------
U.S. Small Company Opportuities
Fund (May 31)                               N/A           -  $     380           -   $     629   $     (23)  $     133  $      (70)
U.S. Small Company Opportuities
Portfolio (May 31)                    $   3,099           -        495         N/A         N/A         N/A         N/A         N/A
Mid Cap Value Fund (September 30)            38         (38)        20         (20)        402        (219)      2,600        (729)

Small Cap Growth Fund (September 30)         21         (21)         4          (3)         17         (17)         21         (21)
Diversified Fund* (June 30)               5,400         N/A      1,440           -       3,327        (173)      3,036        (552)
Disciplined Equity Fund* (May 31)         5,476         N/A      1,315           -       3,973         (53)      2,329         (13)
U.S. Equity Fund* (May 31)                2,219         N/A        636           -       1,634           -       1,645           -
U.S. Small Company Fund* (May 31)         4,306         N/A      1,045           -       3,058           -       2,163           -
Capital Growth Fund* (October 31)           358           -        428           -       2,054           -       1,701           -
Small Cap Equity Fund (October 31)        3,405           -        567           -       4,157           -       4,175           -
Dynamic Small Cap Fund (October 31)       1,567           -        225           -       1,172         (26)      1,045         (57)
Equity Growth Fund@                         236         N/A        N/A         N/A         470         (92)        338        (101)
Equity Income Fund                          557         (37)       N/A         N/A         341         (93)        256         (64)
Mid Cap Growth Fund (September 30)        1,258           -        172          (1)        502         (91)        376         (87)
Mid Cap Equity Fund (October 31)            988        (478)       156         (62)        963        (132)      1,058
Trust Small Cap Equity Fund
(October 31)                              2,812      (1,593)       338        (223)      1,949        (918)      1,992        (646)
Intrepid Growth Fund**                      N/A         N/A        N/A         N/A         N/A         N/A      32,222     (32,222)
Intrepid Value Fund**                       N/A         N/A        N/A         N/A         N/A         N/A      32,442     (32,442)
Intrepid America Fund**                     N/A         N/A        N/A         N/A         N/A         N/A      34,025     (34,025)
Intrepid Investor Fund**                    N/A         N/A        N/A         N/A         N/A         N/A      32,579     (32,579)

^    The funds changed their fiscal year-end to 12/31.
* Prior to 9/10/01, the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund, and Capital Growth Fund utilized the master/feeder fund structure and did not have an investment adviser because the Trust sought to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in their corresponding master portfolios, The Diversified Portfolio, The Disciplined equity Portfolio, The U.S. Equity Portfolio, The U.S. Small Company Portfolio, and The Capital Growth Portfolio; Select Growth and Income Fund and Growth and Income Fund continue to utilize the master-feeder structure.
@ For the period August 12, 1999 through September 9, 2001 the Fund invested all of its investable assets in the Portfolio, therefore during this period the fees were paid by the Portfolio.
**   The funds commenced operations on 2/28/03.

                                                              FISCAL PERIOD FROM
                                        FISCAL YEAR ENDED      10/31/01 THROUGH       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                            10/31/01               12/31/01 *              12/31/02                12/31/03
                                      --------------------------------------------------------------------------------------------
                                        PAID/                  PAID/                  PAID/                   PAID/
                                       ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED
                                      ---------  ----------  ---------  ----------  ----------  ----------  ----------  ----------
Growth and Income Portfolio           $  7,466          N/A  $   1,060         N/A  $    5,298         N/A  $    4,286         N/A

*    The Portfolio changed its fiscal year end from 10/31 to 12/31.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Funds' Boards of Trustees and Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Trust and the Corporation on behalf of the Funds.

     As part of their review of the investment advisory arrangements for the Funds, the Boards of Trustees and the Board of Directors have requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Boards of Trustees and the Board of Directors to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Boards of Trustees and the Board of Directors request and review, with the assistance of legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreement, the Boards of Trustees and the Board of Directors , as applicable, of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Boards of Trustees and the Board of Directors also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Boards of Trustees and Board of Directors compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Boards also examined the benefits to the Adviser and its affiliates of their relationship with each relevant Fund. Specifically, the Boards analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and financial intermediary for each Fund, and receive fees from each Fund for acting in such capacities.

     The Boards of Trustees and the Board of Directors also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Boards compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each relevant Fund relative to its peer group. The Boards of Trustees and the Board of Directors also considered the performance of the relevant Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Boards of Trustees and the Board of Directors did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Boards of Trustees and the Board of Directors of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated [ ______ ] (the "Administration Agreement"), between the Trust on behalf of the Funds and OGA, OGA serves as administrator of the Funds. OGA is an affiliate of JPMorgan Chase Bank, an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, OH 43240.

     Pursuant to the Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees or by OGA. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by OGA pursuant to the Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex and 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

     Prior to February 19, 2005, pursuant to the administration agreements, effective September 10, 2001, between the Trusts and the Corporation, as the case may be, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

                                     PRIOR FISCAL YEAR ENDED PRIOR FISCAL YEAR-END     FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                             2001             THROUGH 12/31/01 ^          12/31/02                12/31/03
                                     --------------------------------------------------------------------------------------------
FUND (PRIOR FISCAL YEAR END)         PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED
----------------------------         ------------  --------  ------------  --------  ------------ --------  ------------ --------
U.S. Small Company Opportuities
Fund (May 31)                        $        128  $      -  $        115  $    (31) $        157 $   (113) $         33 $    (25)
U.S. Small Company Opportuities
Portfolio (May 31)                            126         -             -^        -           N/A      N/A           N/A      N/A
Mid Cap Value Fund* (September 30)              3        (3)            3        (3)           57       (9)          530     (158)
Small Cap Growth Fund* (September
30)                                             1        (1)            1        (1)            2       (2)            4       (3)
Diversified Fund (June 30)                  6,293         -           418      (393)          907     (807)          828     (417)
The Diversified Portfolio (June 30)         5,502         -             -         -           N/A      N/A           N/A      N/A
Disciplined Equity Fund (May 31)           14,402         -           641      (338)        1,703   (1,140)        1,272   (1,042)
The Disciplined Equity Portfolio
(May 31)                                    8,977         -            84         -           N/A      N/A           N/A      N/A
U.S. Equity Fund (May 31)                   2,007         -           248      (138)          613     (450)          617     (367)
The U.S. Equity Portfolio (May 31)          3,186         -            28         -           N/A      N/A           N/A      N/A
U.S. Small Company Fund (May 31)            4,141         -           287      (105)          764     (264)          541      (72)
The U.S. Small Company Portfolio
(May 31)                                    4,099         -            43         -           N/A      N/A           N/A      N/A
Capital Growth Fund (October 31)              771         -           161         -           770      (70)          638     (471)

                                     PRIOR FISCAL YEAR-ENDED PRIOR FISCAL YEAR-END     FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                             2001             THROUGH 12/31/01 ^          12/31/02                12/31/03
                                     --------------------------------------------------------------------------------------------
FUND (PRIOR FISCAL YEAR END)         PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED
----------------------------         ------------  --------  ------------  --------  ------------ --------  ------------ --------
Capital Growth Fund (October 31)              771         -           161         -           770      (70)          638     (471)
Growth and Income Fund (October 31)         1,291         -           179         -           878     (499)          699     (699)
Growth and Income Portfolio (October
31)                                           933         -           133         -           662        -           536        -

Small Cap Equity Fund (October 31)            786         -           131         -           959      (51)          963     (590)
Dynamic Small Cap Fund (October 31)           362         -            52         -           271      (72)          241     (153)
Select Growth and Income Fund
(October 31)                                  270         -            71         -           389        -           370        -
Equity Growth Fund                            148       (25)          N/A       N/A           141      (47)          101      (36)
Equity Income Fund                            147       (18)          N/A       N/A           128      (54)           96      (67)
Mid Cap Growth Fund# (September 30)           N/A       N/A           N/A       N/A           N/A      N/A            87      (74)

Mid Cap Equity Fund (October 31)              163        (9)           36       (10)          222      (68)          244      (66)
Trust Small Cap Equity Fund
(October 31)                                  362       (51)           78       (21)          450     (129)          460     (130)
Intrepid Growth Fund**                        N/A       N/A           N/A       N/A           N/A      N/A         7,436   (7,436)
Intrepid Value Fund**                         N/A       N/A           N/A       N/A           N/A      N/A         7,487   (7,487)
Intrepid America Fund**                       N/A       N/A           N/A       N/A           N/A      N/A         7,852   (7,852)
Intrepid Investor Fund**                      N/A       N/A           N/A       N/A           N/A      N/A         7,518   (7,518)

^ The Funds, except Equity Growth Fund and Equity Income Fund, changed their fiscal year ends to 12/31.
*    From 4/27/01 through 9/30/01
# The Mid Cap Growth Fund did not pay out any administration fees before December 31,2001.
**   The Intrepid Funds Commenced operations on 2/28/03

     Under a prior arrangement that terminated April 26, 2001, the adviser to JPMFMFG, Investment Company Administration, L.L.C., was paid or accrued the following administration fees by the Funds of that Trust for the fiscal periods indicated (in thousands):

                                                           FISCAL PERIOD THROUGH
                                                                 4/26/01
                                                                 -------
                                                         PAID/ACCURED     WAIVED
Mid Cap Value Fund                                            $  24
Small Cap Growth Fund                                            23


                                                            FISCAL YEAR ENDED
                                                            -----------------
                                                                10/31/01
                                                                --------
                                                         PAID/ACCURED     WAIVED
Growth and Income Fund                                      $  557
Capital Growth Fund                                            312
Small Cap Equity Fund                                          220
Dynamic Small Cap Fund                                         103
Select Growth and Income Fund                                  202

     The table below sets forth for Equity Growth Fund and Equity Income Fund the sub-administration fees paid and waived the amount in parentheses to the Distributor under a prior arrangement which terminated on September 9, 2001 for the fiscal periods indicated (in thousands):

                                                           FOR THE FISCAL PERIOD
                                                         1/01/01 THROUGH 9/09/01
                                                         -----------------------
                                                        PAID/ACCURED      WAIVED
Equity Growth Fund                                          $  66          $  (8)
Equity Income Fund                                             44             --

     Prior to February 28, 2001, PFPC Inc. ("PFPC") served as the administrator and fund accountant and handled dividend disbursing for the Mid Cap Growth Fund. Under this prior arrangement, PFPC was paid or accrued the following administrative fees for the fiscal periods indicated (in thousands):

                                                             FISCAL YEAR ENDED
                                                             -----------------
                                                                  09/30/01
                                                                  --------
                                                          PAID/ACCURED    WAIVED
Mid Cap Growth Fund                                          $  222        $  --

                                                           FOR THE FISCAL PERIOD
                                                         11/01/00 THROUGH 9/09/01
                                                         ------------------------
                                                        PAID/ACCURED      WAIVED
Mid Cap Equity Fund                                        $   65         $  (52)
Trust Small Cap Equity Fund                                   142           (113)

                                   DISTRIBUTOR

     OGDS serves as the Funds' exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, OGDS has been granted the right, as agent of the Funds, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreements between the Trusts and the Corporation, on behalf of the Funds, and the Distributor. Under the terms of the Distribution Agreements between OGDS and the Trusts, on behalf of the Funds, OGDS receives no compensation in its capacity as the distributor. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct wholly owned subsidiary of JPMorgan Chase. The principal offices of OGDS are located at 1111 Polaris Parkway, Columbus, OH 43271.

     Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees or the Board of Directors, as the case may be, who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Boards of Trustees or the Board of Directors, as the case may be, or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Boards of Trustees or the Board of Directors, as the case may be, by vote of majority of the outstanding voting securities of the Fund or by the OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned indirect subsidiary of The BISYS Group, Inc., served as the Funds' distributor.

                                DISTRIBUTION PLAN

     Each Trust, with the exception of JPMMFS, and the Corporation have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, B and C Shares of their respective Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to OGDS, at annual rates set forth below. OGDS may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds, except Mid Cap Growth Fund, pay a Distribution Fee of 0.25%, and Class B and Class C Shares of the Funds, except the Funds which are series of JPMFMFG and Mid Cap Growth Fund, pay a Distribution Fee of 0.75% of average daily net assets. Class A Shares and Class B Shares of Mid Cap Growth Fund pay a Distribution Fee of 0.30% and 1.00%, respectively, of average daily net assets. Class B and Class C Shares of Funds which are series of JPMFMFG pay a Distribution Fee of 1.00% of average daily net assets. OGDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. OGDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because OGDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of all Funds except Mid Cap Growth Fund and Funds which are series of JPMFMFG, for which OGDS will receive 1.00% of average daily net assets, it will take OGDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares or 0.75% annualized of the average NAV of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to OGDS during a fiscal year or 1.00% annual limitation on such compensation paid with respect to Mid Cap Growth Fund and Funds which are series of JPMFMFG, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to OGDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until OGDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees or Directors, as the case may be, and a majority of the Trustees or Directors, as the case may be, who are not "interested persons" (as defined in the 1940 Act) of the Trusts or the Corporation and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees/Directors").

     The Distribution Plan requires that OGDS shall provide to the Boards of Trustees and the Board of Directors, and the Boards of Trustees and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees/Directors shall be committed to the discretion of the respective disinterested Trustees and Directors (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees/Directors, as the case may be, or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees/Directors and Qualified Directors, as the case may be. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Boards of Trustees of the Trusts and the Board of Directors of the Corporation on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the classes of Shares specified above.

     The table below sets forth Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):

                                   FISCAL YEAR ENDED     PRIOR FISCAL YEAR-END     FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                        2001              THROUGH 12/31/01 @            12/31/02                12/31/03
                                ----------------------------------------------------------------------------------------------
FUND (PRIOR FISCAL YEAR END)    PAID/ACCRUED    WAIVED  PAID/ACCRUED    WAIVED  PAID/ACCRUED    WAIVED  PAID/ACCRUED    WAIVED
---------------------------     ------------    ------  ------------    ------  ------------    ------  ------------    ------
Mid Cap Value
Fund**(September 30)
   Class A Shares               $          1    $    -  $          2    $    -  $         32    $    -  $        261    $    -
   Class B Shares                          3         1             5         2            95         -           285         -
   Class C Shares                          2         1             6         2            56         -           301         -
Small Cap Growth Fund**
(September 30)
   Class A Shares                          -         -             -         -             1         -             2         -
   Class B Shares                          -         -             -         -             2         -             1         -
   Class C Shares                          -         -             -         -             -         -             -         -
Diversified Fund (June 30)
   Class A Shares                        N/A       N/A           N/A       N/A           N/A       N/A            85         -
   Class B Shares                        N/A       N/A           N/A       N/A           N/A       N/A            77         -
   Class C Shares                        N/A       N/A           N/A       N/A           N/A       N/A             4         -
Disciplined Equity Fund (May 31)
   Class A Shares                        N/A       N/A             -         -             6         -             4         -
   Class B Shares                        N/A       N/A             -         -             2         -             2         -
U.S. Equity Fund (May 31)
   Class A Shares                        N/A       N/A            41         -            95         -           105         -
   Class B Shares                        N/A       N/A            43         -           106         -           179         -
   Class C Shares                        N/A       N/A             3         -             7         -            30         -
Capital Growth Fund (October 31)
   Class A Shares                      1,157         -           195         -         1,017         -           908         -
   Class B Shares                      1,885         -           209         -           750         -           418         -
   Class C Shares                         35         -             5         -            29         -            26         -
Growth and Income Fund
(October 31)
   Class A Shares                      2,460         -           366         -         1,857         -         1,548         -
   Class B Shares                      2,224         -           231         -           948         -           552         -
   Class C Shares                         65         -             9         -            46         -            40         -
Small Cap Equity Fund
(October 31)
   Class A Shares                        194         -            30         -           193         2           198        24
   Class B Shares                        351         -            51         -           249         -           149         -
Dynamic Small Cap Fund
(October 31)
   Class A Shares                        362         -            52         -           247         -           205         -
   Class B Shares                        637         -            88         -           453         -           389         -
   Class C Shares                         87         -            13         -            77         -           109         -
Equity Growth Fund*
   Class A Shares                         87       (80)          N/A       N/A            57       (54)           46       (46)
   Class B Shares                        112         -           N/A       N/A            86         -            65         -
   Class C Shares                         19         -           N/A       N/A            12         -             7         -
Equity Income Fund*
   Class A Shares                         74         -           N/A       N/A            50       (45)           36       (36)
   Class B Shares                        102         -           N/A       N/A            82        (5)           60         -
   Class C Shares                         26         -           N/A       N/A            23        (2)           21         -
Mid Cap Growth Fund
(September 30)
   Class A Shares                        230         -            75         -           220         -           146         -
   Class B Shares                      1,069         -            14         -            39         -            24         -

@    The Funds changed their fiscal year ends to 12/31.
^    Amount rounds to less than one thousand.
*    Equity Growth Fund and Equity Income Fund already had a 12/31 fiscal year end.
**   From 4/27/01 through 9/30/01.

     Expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended 12/31/03:

Mid Cap Value Fund
     Advertising and Sales Literature                                                   $      13,606
     B Share Financing Charges                                                                285,063
     Compensation to dealers                                                                   74,498
     Compensation to sales personnel                                                              455
     Equipment, supplies and other indirect distribution-related expenses                       1,665
     Printing, production and mailing of prospectuses to other than shareholders               18,323
Small Cap Growth Fund
     Advertising and Sales Literature                                                   $          28
     B Share Financing Charges                                                                  1,002
     Compensation to dealers                                                                      918
     Compensation to sales personnel                                                                4
     Equipment, supplies and other indirect distribution-related expenses                          13
     Printing, production and mailing of prospectuses to other than shareholders                   56
Diversified Fund
     Advertising and Sales Literature                                                   $         224
     B Share Financing Charges                                                                 76,897
     Compensation to dealers                                                                   41,199
     Compensation to sales personnel                                                               38
     Equipment, supplies and other indirect distribution-related expenses                         183
     Printing, production and mailing of prospectuses to other than shareholders                5,102
Disciplined Equity Fund
     Advertising and Sales Literature                                                   $      11,763
     B Share Financing Charges                                                                  2,068
     Compensation to dealers                                                                   35,522
     Compensation to sales personnel                                                            1,990
     Equipment, supplies and other indirect distribution-related expenses                       3,908
     Printing, production and mailing of prospectuses to other than shareholders               17,558
U.S. Equity Fund
     Advertising and Sales Literature                                                   $       1,829
     B Share Financing Charges                                                                178,447
     Compensation to dealers                                                                   81,260
     Compensation to sales personnel                                                              314
     Equipment, supplies and other indirect distribution-related expenses                         744
     Printing, production and mailing of prospectuses to other than shareholders               88,479
Capital Growth Fund
     Advertising and Sales Literature                                                   $       5,622
     B Share Financing Charges                                                                417,849
     Compensation to dealers                                                                  813,800
     Compensation to sales personnel                                                              943
     Equipment, supplies and other indirect distribution-related expenses                       2,245
     Printing, production and mailing of prospectuses to other than shareholders               14,644
Growth and Income Fund
     Advertising and Sales Literature                                                   $       9,740
     B Share Financing Charges                                                                551,988
     Compensation to dealers                                                                1,414,811
     Compensation to sales personnel                                                            1,639
     Equipment, supplies and other indirect distribution-related expenses                       3,759
     Printing, production and mailing of prospectuses to other than shareholders               26,805

Small Cap Equity Fund
     Advertising and Sales Literature                                                   $       1,368
     B Share Financing Charges                                                                149,233
     Compensation to dealers                                                                  149,298
     Compensation to sales personnel                                                              231
     Equipment, supplies and other indirect distribution-related expenses                         532
     Printing, production and mailing of prospectuses to other than shareholders                8,408
Dynamic Small Cap Fund
     Advertising and Sales Literature                                                   $       2,143
     B Share Financing Charges                                                                389,255
     Compensation to dealers                                                                  231,532
     Compensation to sales personnel                                                              359
     Equipment, supplies and other indirect distribution-related expenses                         861
     Printing, production and mailing of prospectuses to other than shareholders                3,806
Equity Growth Fund
     Advertising and Sales Literature                                                   $         384
     B Share Financing Charges                                                                 64,645
     Compensation to dealers                                                                   45,906
     Compensation to sales personnel                                                               65
     Equipment, supplies and other indirect distribution-related expenses                         149
     Printing, production and mailing of prospectuses to other than shareholders                  661
Equity Income Fund
     Advertising and Sales Literature                                                   $         354
     B Share Financing Charges                                                                 60,239
     Compensation to dealers                                                                   65,794
     Compensation to sales personnel                                                               60
     Equipment, supplies and other indirect distribution-related expenses                         136
     Printing, production and mailing of prospectuses to other than shareholders                  600
Mid Cap Growth Fund
     Advertising and Sales Literature                                                   $         791
     B Share Financing Charges                                                                 23,982
     Compensation to dealers                                                                   14,623
     Compensation to sales personnel                                                              134
     Equipment, supplies and other indirect distribution-related expenses                         309
     Printing, production and mailing of prospectuses to other than shareholders                2,474

                                    CUSTODIAN

     Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, NA ("JPMorgan Chase Bank") 3 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

     In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as each Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING

     The Trusts and the Corporation on behalf of each of their respective Funds have entered into shareholder servicing agreements with OGDS. Under the agreements, OGDS is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing OGDS of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Financial Intermediary) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Financial Intermediaries may be required to register pursuant to state securities laws. Financial Intermediaries may subcontract with parties for the provision of shareholder support services.

     Under the Shareholder servicing agreements, each Fund has agreed to pay OGDS for these services a fee at the rate of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares, a fee of 0.10% for the Institutional Shares and a fee of 0.05% for Ultra Shares, as applicable, expressed as a percentage of the average daily net asset values of Fund shares. OGDS may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25%, 0.10% or 0.05% annual fee, as applicable, to such entities for performing shareholder and administrative services. OGDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder servicing agreements with respect to each Fund on a month-to-month basis.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a Financial Intermediary to the Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                   FISCAL YEAR ENDED     PRIOR FISCAL YEAR-END    FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                        2001              THROUGH 12/31/01 @          12/31/02                12/31/03
                                -----------------------------------------------------------------------------------------------
FUND (PRIOR FISCAL YEAR END)    PAID/ACCRUED    WAIVED  PAID/ACCRUED    WAIVED  PAID/ACCRUED    WAIVED  PAID/ACCRUED    WAIVED
---------------------------     ------------    ------  ------------    ------  ------------   -------  ------------   --------
U.S. Small Company
Opportuities Fund (May 31)
Select                          $      1,290         -    $      365    $  (43) $        262   $   (14) $         55   $   (41)
Mid Cap Value Fund
(September 30)
     Class A Shares                        -         -             -         -             -         -           233      (173)
     Class B Shares                        -         -             -         -             -         -            75         -
     Class C Shares                        -         -             -         -             -         -            87         -
     Institutional Shares                  -         -             -         -             -         -           131      (131)
     Select Shares                         -         -             -         -             -         -            67         -
Small Cap Growth Fund
(September 30)
     Class A Shares                        -         -             -         -             -         -             1         1
     Class B Shares                        -         -             -         -             -         -             -^        -^
     Class C Shares                        -         -             -         -             -         -             -^        -^
     Institutional Shares                  -         -             -         -             -         -             2         2
     Select Shares                         -         -             -         -             -         -             -^        -^
Diversified Fund (June 30)
     Class A Shares                        -         -             -         -             -         -            85       (77)
     Class B Shares                        -         -             -         -             -         -            26        (5)
     Class C Shares                        -         -             -         -             -         -             1         -
     Institutional Shares                626         -           264      (158)          302      (297)          269      (269)
     Select Shares                         -         -           256         -           756         -           596         -
Disciplined Equity Fund
(May 31)
     Class A Shares                        -         -             -         -             5        (4)            4        (4)
     Class B Shares                        -         -             -         -             1         -             1        (1)
     Institutional Shares              1,415         -           665      (339)        1,040    (1,024)          651      (195)
     Select Shares                         -         -            93         -           233        (8)          166         -
     Ultra Shares                          -         -             -         -             -         -            64       (64)
U.S. Equity Fund (May 31)
     Class A Shares                        -         -            41       (33)           95       (83)          105      (101)
     Class B Shares                        -         -            15         -            36        (3)           60        (9)
     Class C Shares                        -         -             1         -             2         -            10        (2)
     Institutional Shares                197         -            74         -            82        (8)           73       (26)
     Select Shares                         -         -           254         -           683       (78)          671      (119)
U.S. Small Company Fund
(May 31)
     Institutional Shares                  -         -           202       (19)          263      (126)          171      (166)
     Select Shares                       408         -           196         -           616       (89)          474      (166)
Capital Growth Fund
(October 31)
     Class A Shares                    1,157         -           195         -         1,017         -           908         -
     Class B Shares                      628         -            70         -           250         -           139         -
     Class C Shares                       12         -             2         -            10         -             9         -
     Select Shares                        19         -             1         -             7        (2)            7        (7)
Growth and Income Fund
(October 31)
     Class A Shares                    2,461         -           366         -         1,857      (134)        1,548      (309)
     Class B Shares                      741         -            77         -           316       (20)          184       (37)
     Class C Shares                       22         -             3         -            15        (1)           13        (3)
     Select Shares                         4         -             1         -             6         -             2        (1)

                                   FISCAL YEAR ENDED     PRIOR FISCAL YEAR-END    FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                        2001              THROUGH 12/31/01 @          12/31/02                12/31/03
                                ----------------------------------------------------------------------------------------------
FUND (PRIOR FISCAL YEAR END)    PAID/ACCRUED    WAIVED  PAID/ACCRUED    WAIVED  PAID/ACCRUED    WAIVED  PAID/ACCRUED    WAIVED
---------------------------     ------------    ------  ------------    ------  ------------   -------  ------------   -------
Small Cap Equity Fund
(October 31)
     Class A Shares                        8         -             1         -             8         -           146      (115)
     Class B Shares                      117         -            17         -            83         -            50         -
     Select Shares                       998      (890)          171      (151)        1,323    (1,255)        1,359      (987)
Dynamic Small Cap Fund
(October 31)
     Class A Shares                      361      (190)           52       (25)          247      (188)          205      (185)
     Class B Shares                      212         -            29         -           151       (42)          130       (54)
     Class C Shares                       29         -             5         -            26        (8)           36       (15)
     Select Shares                         -         -             1        (1)           27        (7)           31        (6)
Equity Growth Fund#*
     Class A Shares                       79       (24)          N/A       N/A            57       (45)           46       (35)
     Class B Shares                       37       (11)          N/A       N/A            29       (23)           22       (18)
     Class C Shares                        6        (2)          N/A       N/A             4        (3)            2        (2)
     Select Shares                       266       (17)          N/A       N/A           145         -            99         -
Equity Income Fund#*
     Class A Shares                       71       (68)          N/A       N/A            50       (15)           36         -
     Class B Shares                       34       (32)          N/A       N/A            27       (27)           20       (20)
     Class C Shares                        9        (8)          N/A       N/A             8        (8)            7        (7)
     Select Shares                       170        (6)          N/A       N/A           128         -            97         -
Mid Cap Growth Fund**
(September 30)
     Class A Shares                      106         -             -         -             -         -            95       (76)
     Class B Shares                        -         -             -         -             -         -             5         -
Mid Cap Equity Fund
(October 31)
     Select Shares                       380      (380)           60       (60)          370      (343)          407      (332)
Trust Small Cap Equity
Fund (October 31)
     Select Shares                       839      (839)          130      (130)          750      (750)          766      (766)
Intrepid Growth Fund***
     Select Shares                       N/A       N/A           N/A       N/A           N/A       N/A        12,393   (12,393)
Intrepid Value Fund***
     Select Shares                       N/A       N/A           N/A       N/A           N/A       N/A        12,478   (12,478)
Intrepid America Fund***
     Select Shares                       N/A       N/A           N/A       N/A           N/A       N/A        13,087   (13,087)
Intrepid Investor Fund***
     Select Shares                       N/A       N/A           N/A       N/A           N/A       N/A        12,531   (12,531)

@    The Funds changed their fiscal year ends to 12/31.
^    Amount rounds to less than one thousand.
#    Prior to 2/16/01 the funds did not have shareholder servicing fees.
* Equity Growth Fund and Equity Income Fund already had a 12/31 fiscal year end
** For the fiscal period October 1, 2001, through December 31, 2001, the Mid Cap Growth Fund did not pay or accrue expenses under the Shareholder servicing agreement.
***  The Intrepid Funds Commenced operations on 2/28/03

     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, OGDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     OGDS may from time to time, at its own expense out of compensation retained by it from the Funds or from other sources available to it, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by OGDS.

     OGDS, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts and the Corporation. These expenses include: investment advisory and administrative fees; the compensation of the Trustees and Directors; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts and the Corporation; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMorgan Chase Bank, JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

     The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as OGDS or the financial professional's clients may reasonably request and agree upon with the financial professional.

     Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or OGDS.

     Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     OGDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by OGDS and JPMIM or their affiliates from their own resources. OGDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, OGDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and service fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and OGDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, OGDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

REVENUE SHARING ARRANGEMENTS WITH FINANCIAL INSTITUTIONS. Revenue sharing payments to financial institutions are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds receive a 1% finder's fee. For sales over $2.5 million to $10 million, such Financial Intermediary receives an additional ___ basis points finder's fee. For sales over $10 million to up to $50 million, such Financial Intermediary receives an additional ___ basis points finder's fee. For sales of $50 million or more, such Financial Intermediary receives a further ___ basis points finder's fee.

     OGDS reserves the right to alter or change the finders' fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, OGDS will reclaim the finder's fee paid to the Financial Advisor or Intermediary rather than charge a CDSC to the Plan.

     JPMIM, OGDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                             INDEPENDENT ACCOUNTANTS

     The independent accountants of the Trusts, the Corporation and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the prospectus.

     An investor may buy shares in a Fund: (i) through an investment representative (Financial Intermediary); (ii) through OGDS; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the systematic investment plan. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Valuation". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts and the Corporation have filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     SPECIAL NOTE REGARDING PURCHASE LIMIT ON CLASS B SHARES. Individual investments in Class B shares are limited to no more than $99,999. However, two or more purchases which are each under $99,999 but which cumulatively amount to an investment of more than $99,999 are not automatically detected, including shares purchased through a systematic investment plan. Purchases in multiple Funds and purchases in multiple accounts in the same Fund are not automatically aggregated. You should carefully consider whether two or more purchases (whether in multiple accounts in the same Fund or in multiple different Funds) totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that may be linked together for the purposes of determining whether the application of Right of Accumulation or the use of a Letter of Intent would make Class A shares a more suitable investment than Class B shares.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

     Under the Exchange Privilege, shares may be exchanged only if shares of the JPMorgan Fund exchanged into are permitted to be offered and sold in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAV's per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

     MID CAP GROWTH FUND. Holders of Class B Shares in the former JPMorgan H&Q IPO & Emerging Company Fund, the predecessor of the Mid Cap Growth Fund, who received Class B Shares in the Mid Cap Growth Fund as part of the reorganization of the Mid Cap Growth Fund and the predecessor fund on March 23, 2001 will generally pay a lower deferred sales charge on the shares received in the reorganization than on shares subsequently purchased. Class B Shares received in the reorganization will have the CDSC set forth in Column 3 below, while shares purchased after the reorganization or acquired in a subsequent purchase will have the CSDC set forth in Column 2 below. The Class B Shares purchased after the reorganization will cease to have a CSDC six years after a purchase (as opposed to five years for Class B Shares acquired in the reorganization). Those shares will convert to Class A Shares nine years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization). In determining the sales charge on Class B Shares received as part of the reorganization, the holding period will refer back to when the Class B Shares of the predecessor fund were purchased, not when the Class B Shares of Mid Cap Growth Fund were received in the reorganization.

                                              CONTINGENT DEFERRED SALES CHARGE*
YEARS HELD                               SHARES RECEIVED                SHARES RECEIVED
REORGANIZATION                        AFTER REORGANIZATION              IN
--------------                        --------------------              ---------------
    1                                          5%                                5%
    2                                          4%                                4%
    3                                          3%                                3%
    4                                          3%                                3%
    5                                          2%                                1%
    6                                          1%                   Convert to Class A shares
    7                                         None                              --
    8                                         None                              --
    9                               Convert to Class A shares                   --

* Purchasers acquiring Class B Shares of the Mid Cap Growth Fund after the reorganization between the Fund and the predecessor fund will pay a CDSC as described in Column 2.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a broker or agent.

SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares received by the Funds, or by a Financial Intermediary authorized to receive such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is received by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to receive purchase, exchange and redemption orders from investors are permitted to transmit those orders that are received by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at [___________] or at his or her financial professional or, in the case of certain [_______] customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Boards of Trustees or the Board of Directors to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

     The NAV of each class of a Fund is equal to the value of such class's pro rata portion of a Fund's investments less the class's pro rata portion of a Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

     The value of investments listed on a U.S. or Canadian securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's NAV.

     Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

     The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non- Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

     Fixed income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees and Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees or Directors, as the case may be.

     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees or Directors, as the case may be.

     Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of a Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

     For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees and Directors, as the case may be.

                             PERFORMANCE INFORMATION

     From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

     A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

     Average annual total returns are calculated according to the following formulas:

          Average annual total returns (before taxes):
                P (1 + T)(TO THE POWER OF n) = ERV

          Average annual total returns (after taxes on distributions):
                P (1 + T)(TO THE POWER OF n) = ATV(SUB D)

                Average annual total returns (after taxes on distributions and sale of Fund shares)

                P (1 + T)(TO THE POWER OF n) = ATV(SUB DR)

          Where:   P    =         a hypothetical initial payment of $1,000.

                   T    =         average annual total return (before
                                  taxes, after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                   n    =         number of years.

                   ERV  =         ending redeemable value of a
                                  hypothetical $1,000 payment made at the
                                  beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
                                  (or fractional portion).

                   ATV(SUB D)=    ending value of a hypothetical $1,000
                                  payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                   ATV(SUB DR)=   ending value of a hypothetical $1,000
                                  payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 12/31/03*
       (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                        SINCE               DATE OF
                                                        1 YEAR    5 YEARS   10 YEARS    INCEPTION **    FUND INCEPTION **
U.S. SMALL COMPANY OPPORTUITIES FUND                                                                      6/16/1997
Select Shares - before taxes                             28.13%    -3.89%                  0.33%
Select Shares - after taxes on distributions             28.13%    -4.32%                 -0.18%
Select Shares - after taxes on distributions
and sale of fund shares.                                 18.28%    -3.33%                  0.13%
MID CAP VALUE FUND                                                                                        11/13/1997
Class A Shares - before taxes                            22.60%    16.25%                 17.35%
Class A Shares - after taxes on distributions            22.39%    13.19%                 14.75%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 14.84%    12.14%                 13.57%
Class B Shares - before taxes                            24.06%    16.96%                 18.11%
Class B Shares - after taxes on distributions            23.89%    13.89%                 15.53%
Class B Shares - after taxes on distributions
and sale of fund shares.                                 15.73%    12.78%                 14.28%
Class C Shares - before taxes                            28.09%    17.22%                 18.15%
Class C Shares - after taxes on distributions            27.92%    14.18%                 15.57%
Class C Shares - after taxes on distributions
and sale of fund shares.                                 18.36%    13.03%                 14.32%

                                                                                        SINCE               DATE OF
                                                        1 YEAR    5 YEARS   10 YEARS    INCEPTION **    FUND INCEPTION **
Institutional Shares - before taxes                      30.62%    17.95%                 18.75%
Institutional Shares - after taxes on distributions      30.36%    14.81%                 16.08%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                 20.11%    13.62%                 14.81%
Select Shares - before taxes                             30.34%    17.82%                 18.64%
Select Shares - after taxes on distributions             30.11%    14.69%                 15.99%
Select Shares - after taxes on distributions
and sale of fund shares.                                 19.90%    13.51%                 14.72%
SMALL CAP GROWTH FUND                                                                                     11/14/1997
Class A Shares - before taxes                            31.34%    -1.36%                  1.49%
Class A Shares - after taxes on distributions            31.34%    -3.80%                 -0.70%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 20.37%    -2.24%                  0.25%
Institutional Shares - before taxes                      40.25%     0.25%                  2.84%
Institutional Shares - after taxes on distributions      40.25%    -2.23%                  0.62%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                 26.16%    -0.92%                  1.38%
Select Shares - before taxes                             40.11%     0.13%                  2.73%
Select Shares - after taxes on distributions             40.11%    -2.35%                  0.52%
Select Shares - after taxes on distributions
and sale of fund shares.                                 26.07%    -1.03%                  1.29%
DIVERSIFIED FUND
Class A Shares - before taxes                            13.56%     0.23%   7.42%
Class A Shares - after taxes on distributions            13.18%    -0.93%   5.78%
Class A Shares - after taxes on distributions
and sale of fund shares.                                  8.94%    -0.46%   5.47%
Class B Shares - before taxes                            14.95%     1.01%   8.01%
Class B Shares - after taxes on distributions            14.68%    -0.15%   6.37%
Class B Shares - after taxes on distributions
and sale of fund shares.                                  9.80%     0.21%   6.01%
Class C Shares - before taxes                            19.01%     1.34%   8.01%
Class C Shares - after taxes on distributions            18.75%     0.19%   6.38%
Class C Shares - after taxes on distributions
and sale of fund shares.                                 12.44%     0.49%   6.01%
Institutional Shares - before taxes                      21.20%     1.79%   8.41%
Institutional Shares - after taxes on distributions      20.66%     0.63%   6.36%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                 13.97%     0.88%   6.11%
Select Shares - before taxes                             20.90%     1.49%   8.09%
Select Shares - after taxes on distributions             20.45%     0.31%   6.44%
Select Shares - after taxes on distributions
and sale of fund shares.                                 13.74%     0.60%   6.07%
DISCIPLINED EQUITY FUND                                                                                   1/3/1997
Class A Shares - before taxes                            21.58%    -3.46%                  5.59%
Class A Shares - after taxes on distributions            21.45%    -3.91%                  5.09%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 14.16%    -3.14%                  4.57%
Institutional Shares - before taxes                      29.60%    -1.91%                  6.83%
Institutional Shares - after taxes on distributions      29.34%    -2.55%                  6.00%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                 19.53%    -1.94%                  5.49%

Select Shares - before taxes                             29.45%    -2.19%                  6.57%
Select Shares - after taxes on distributions             29.24%    -2.67%                  6.05%
Select Shares - after taxes on distributions
and sale of fund shares.                                 19.38%    -2.10%                  5.43%
Ultra Shares - before taxes                              29.80%    -1.88%                  6.85%
Ultra Shares - after taxes on distributions              29.52%    -2.52%                  6.02%
Ultra Shares - after taxes on distributions
and sale of fund shares.                                 19.67%    -1.91%                  5.51%
U.S. EQUITY FUND
Class A Shares - before taxes                            24.77%    -2.51%   8.42%
Class A Shares - after taxes on distributions            24.66%    -3.41%   5.60%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 16.22%    -2.45%   5.85%
Class B Shares - before taxes                            26.29%    -1.86%   8.88%
Class B Shares - after taxes on distributions            26.28%    -2.72%   6.08%
Class B Shares - after taxes on distributions
and sale of fund shares.                                 17.09%    -1.88%   6.29%
Class C Shares - before taxes                            30.29%    -1.67%   8.88%
Class C Shares - after taxes on distributions            30.29%    -2.53%   6.08%
Class C Shares - after taxes on distributions
and sale of fund shares.                                 19.69%    -1.72%   6.29%
Institutional Shares - before taxes                      32.63%    -1.00%   9.37%
Institutional Shares - after taxes on distributions      32.42%    -2.40%   6.54%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                 21.43%    -1.37%   6.85%
Select Shares - before taxes                             32.42%    -1.17%   9.16%
Select Shares - after taxes on distributions             32.22%    -2.39%   6.16%
Select Shares - after taxes on distributions
and sale of fund shares.                                 21.23%    -1.45%   6.44%
U.S. SMALL COMPANY FUND
Institutional Shares - before taxes                      40.03%     5.81%   8.75%
Institutional Shares - after taxes on distributions      39.95%     5.16%   7.03%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                 26.12%     4.78%   6.73%
Select Shares - before taxes                             39.72%     5.61%   8.61%
Select Shares - after taxes on distributions             39.67%     5.19%   6.43%
Select Shares - after taxes on distributions
and sale of fund shares.                                 25.87%     4.69%   6.23%
CAPITAL GROWTH FUND
Class A Shares - before taxes                            28.30%     2.56%   8.27%
Class A Shares - after taxes on distributions            27.58%     1.27%   6.50%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 19.29%     1.72%   6.43%
Class B Shares - before taxes                            30.37%     2.95%   8.48%
Class B Shares - after taxes on distributions            29.56%     1.59%   6.70%
Class B Shares - after taxes on distributions
and sale of fund shares.                                 20.75%     2.05%   6.63%
Class C Shares - before taxes                            34.17%     3.24%   8.27%
Class C Shares - after taxes on distributions            33.35%     1.88%   6.48%
Class C Shares - after taxes on distributions
and sale of fund shares.                                 23.23%     2.30%   6.45%

Select Shares - before taxes                             36.64%     4.29%   9.30%
Select Shares - after taxes on distributions             35.91%     3.00%   7.51%
Select Shares - after taxes on distributions
and sale of fund shares.                                 24.74%     3.20%   7.34%
GROWTH AND INCOME FUND
Class A Shares - before taxes                            19.02%    -1.67%   7.17%
Class A Shares - after taxes on distributions            18.86%    -3.07%   5.19%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 12.52%    -1.78%   5.47%
Class B Shares - before taxes                            20.66%    -1.29%   7.36%
Class B Shares - after taxes on distributions            20.57%    -2.59%   5.50%
Class B Shares - after taxes on distributions
and sale of fund shares.                                 13.50%    -1.38%   5.74%
Class C Shares - before taxes                            24.64%    -1.00%   7.08%
Class C Shares - after taxes on distributions            24.54%    -2.34%   5.21%
Class C Shares - after taxes on distributions
and sale of fund shares.                                 16.11%    -1.15%   5.50%
Select Shares - before taxes                             26.78%     0.20%   8.31%
Select Shares - after taxes on distributions             26.53%    -1.31%   6.23%
Select Shares - after taxes on distributions
and sale of fund shares.                                 17.65%    -0.28%   6.41%
SMALL CAP EQUITY FUND                                                                                     12/20/1994
Class A Shares - before taxes                            28.52%     5.30%                 13.93%
Class A Shares - after taxes on distributions            28.52%     4.04%                 12.94%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 18.54%     4.05%                 12.06%
Class B Shares - before taxes                            30.39%     5.43%                 13.93%
Class B Shares - after taxes on distributions            30.39%     4.10%                 12.92%
Class B Shares - after taxes on distributions
and sale of fund shares.                                 19.76%     4.15%                 12.07%
Select Shares - before taxes                             37.07%     7.13%                 15.14%
Select Shares - after taxes on distributions             37.07%     5.88%                 14.16%
Select Shares - after taxes on distributions
and sale of fund shares.                                 24.10%     5.64%                 13.20%
DYNAMIC SMALL CAP FUND                                                                                    5/19/1997
Class A Shares - before taxes                            30.51%     4.59%                 10.17%
Class A Shares - after taxes on distributions            30.51%     3.79%                  9.54%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 19.83%     3.68%                  8.73%
Class B Shares - before taxes                            32.66%     4.83%                 10.43%
Class B Shares - after taxes on distributions            32.66%     3.99%                  9.78%
Class B Shares - after taxes on distributions
and sale of fund shares.                                 21.23%     3.88%                  8.97%
Class C Shares - before taxes                            36.64%     5.14%                 10.42%
Class C Shares - after taxes on distributions            36.64%     4.31%                  9.76%
Class C Shares - after taxes on distributions
and sale of fund shares.                                 23.82%     4.16%                  8.95%
Select Shares - before taxes                             39.04%     6.22%                 11.46%
Select Shares - after taxes on distributions             39.04%     5.41%                 10.82%
Select Shares - after taxes on distributions
and sale of fund shares.                                 25.38%     5.10%                  9.90%

                                                                                         SINCE            DATE OF
                                                        1 YEAR   5 YEARS   10 YEARS    INCEPTION **   FUND INCEPTION **
SELECT GROWTH AND INCOME FUND
Select Shares - before taxes                             27.18%     0.20%    8.34%
Select Shares - after taxes on distributions             26.91%    -0.69%    6.80%
Select Shares - after taxes on distributions
and sale of fund shares.                                 18.00%    -0.19%    6.54%
EQUITY GROWTH FUND
Class A Shares - before taxes                            13.56%    -7.95%    6.76%
Class A Shares - after taxes on distributions            13.56%    -8.94%    6.10%
Class A Shares - after taxes on distributions
and sale of fund shares.                                  8.81%    -6.63%    5.92%
Class B Shares - before taxes                            14.57%    -7.52%    7.17%
Class B Shares - after taxes on distributions            14.57%    -8.53%    6.52%
Class B Shares - after taxes on distributions
and sale of fund shares.                                  9.47%    -6.26%    6.32%
Class C Shares - before taxes                            18.59%    -7.25%    7.17%
Class C Shares - after taxes on distributions            18.59%    -8.25%    6.51%
Class C Shares - after taxes on distributions
and sale of fund shares.                                 12.08%    -6.05%    6.31%
Select Shares - before taxes                             20.75%    -6.63%    7.54%
Select Shares - after taxes on distributions             20.75%    -7.63%    6.89%
Select Shares - after taxes on distributions
and sale of fund shares.                                 13.49%    -5.57%    6.63%
EQUITY INCOME FUND
Class A Shares - before taxes                            16.28%    -2.91%    8.06%
Class A Shares - after taxes on distributions            15.85%    -4.44%    7.18%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 11.05%    -2.78%    6.93%
Class B Shares - before taxes                            17.70%    -2.31%    8.55%
Class B Shares - after taxes on distributions            17.36%    -3.80%    7.70%
Class B Shares - after taxes on distributions
and sale of fund shares.                                 11.89%    -2.24%    7.40%
Class C Shares - before taxes                            21.72%    -2.05%    8.55%
Class C Shares - after taxes on distributions            21.36%    -3.52%    7.70%
Class C Shares - after taxes on distributions
and sale of fund shares.                                 14.50%    -2.01%    7.40%
Select Shares - before taxes                             23.76%    -1.44%    8.89%
Select Shares - after taxes on distributions             23.23%    -3.09%    7.93%
Select Shares - after taxes on distributions
and sale of fund shares.                                 16.03%    -1.61%    7.64%
MID CAP GROWTH FUND                                                                                       10/29/99
Class A Shares - before taxes                            29.55%                          -16.41%
Class A Shares - after taxes on distributions            29.55%                          -16.50%
Class A Shares - after taxes on distributions
and sale of fund shares.                                 19.21%                          -13.26%
Class B Shares - before taxes                            31.68%                          -16.20%
Class B Shares - after taxes on distributions            31.68%                          -16.29%
Class B Shares - after taxes on distributions
and sale of fund shares.                                 20.59%                          -13.10%

                                                                                       SINCE              DATE OF
                                                        1 YEAR   5 YEARS   10 YEARS    INCEPTION **   FUND INCEPTION **
MID CAP EQUITY FUND
Select Shares - before taxes                             32.29%     9.56%   10.73%
Select Shares - after taxes on distributions             31.38%     7.02%     N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                 21.60%     7.17%     N/A***
TRUST SMALL CAP EQUITY FUND
Select Shares - before taxes                             35.20%     2.97%    6.75%
Select Shares - after taxes on distributions             34.89%     1.43%     N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                 23.29%     1.97%     N/A***
INTREPID GROWTH FUND                                                                                      2/28/2003
Select Shares - before taxes                                                              36.10%
Select Shares - after taxes on distributions                                              34.33%
Select Shares - after taxes on distributions
and sale of fund shares.                                                                  23.54%
INTREPID VALUE FUND                                                                                       2/28/2003
Select Shares - before taxes                                                              39.74%
Select Shares - after taxes on distributions                                              37.16%
Select Shares - after taxes on distributions
and sale of fund shares.                                                                  26.16%
INTREPID AMERICA FUND                                                                                     2/28/2003
Select Shares - before taxes                                                              40.84%
Select Shares - after taxes on distributions                                              38.28%
Select Shares - after taxes on distributions
and sale of fund shares.                                                                  26.65%
INTREPID INVESTOR FUND                                                                                    2/28/2003
Select Shares - before taxes                                                              40.28%
Select Shares - after taxes on distributions                                              38.88%
Select Shares - after taxes on distributions
and sale of fund shares.                                                                  26.53%

* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.
**   If Fund has less that 10 Years.
*** After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

     The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 35.0%.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

     Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees and the Board of Directors regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees or the Board of

Directors, as the case may be, of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees or Directors, including a majority of the Trustees or Directors, as the case may be, who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from OGDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

         If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated periods:

                                                        FISCAL YEAR                         FOR THE PERIOD     FISCAL YEAR   FISCAL
                                                          ENDED      FOR THE PERIOD 6/1/01  9/10/01 THROUGH       ENDED       YEAR
FUND                                                     5/31/01        THROUGH 9/10/01        12/31/01         12/31/02    12/31/03
                                                        -----------  ---------------------  ---------------    -----------  --------
U.S. SMALL COMPANY OPPORTUITIES PORTFOLIO
Total Brokerage Commissions                             $       399  $                 113              N/A            N/A       N/A
Brokerage Commissions to Affliated Broker/Dealer                N/A                    N/A              N/A            N/A       N/A
U.S. SMALL COMPANY OPPORTUITIES FUND
Total Brokerage Commissions                                     N/A                    N/A  $           111*** $       531  $    140
Brokerage Commissions to Affliated Broker/Dealer                N/A                    N/A              N/A             19         1

                                                        FISCAL YEAR                                            FISCAL YEAR
                                                           ENDED     PRIOR FISCAL YEAR-END  FISCAL YEAR ENDED     ENDED
FUND (PRIOR FISCAL YEAR-END)                                2001       THROUGH 12/31/01@         12/31/02       12/31/03
                                                        -----------  ---------------------  -----------------  -----------
MID CAP VALUE FUND (SEPTEMBER 30)
Total Brokerage Commissions                             $        13  $                   5  $            110   $       637
Brokerage Commissions to Affliated Broker/Dealer                                                         N/A           N/A
SMALL CAP GROWTH (SEPTEMBER 30)
Total Brokerage Commissions                                       2                      1                 5            13
Brokerage Commissions to Affliated Broker/Dealer                                                         N/A           N/A

                                                        FISCAL YEAR    PRIOR FISCAL YEAR-      FISCAL YEAR     FISCAL YEAR
                                                           ENDED          END THROUGH            ENDED            ENDED
FUND (PRIOR FISCAL YEAR-END)                                2001           12/31/01 @           12/31/02        12/31/03
                                                        -----------  ---------------------  -----------------  -----------
MID CAP VALUE FUND (SEPTEMBER 30)
Total Brokerage Commissions                             $        13  $                   5  $            110   $       637
Brokerage Commissions to Affliated Broker/Dealer                                                         N/A           N/A
SMALL CAP GROWTH (SEPTEMBER 30)
Total Brokerage Commissions                                       2                      1                 5            13
Brokerage Commissions to Affliated Broker/Dealer                                                         N/A           N/A
DIVERSIFIED FUND (JUNE 30)
Total Brokerage Commissions                                   1,564                    450               739           723
Brokerage Commissions to Affliated Broker/Dealer                                                           1             - ^
DISCIPLINED EQUITY FUND (MAY 31)
Total Brokerage Commissions                                   1,642                    864             1,284         1,142
Brokerage Commissions to Affliated Broker/Dealer                                                           7             -
U.S. EQUITY FUND (MAY 31)
Total Brokerage Commissions                                     929                    404               893           866
Brokerage Commissions to Affliated Broker/Dealer                                                           8             2
U.S. SMALL COMPANY FUND (MAY 31)
Total Brokerage Commissions                                     884                    431             1,661         1,366
Brokerage Commissions to Affliated Broker/Dealer                                                           2             2
CAPITAL GROWTH FUND (OCTOBER 31)
Total Brokerage Commissions                                     304                     21               893           826
Brokerage Commissions to Affliated Broker/Dealer                                                           -             -

GROWTH AND INCOME PORTFOLIO (OCTOBER 31)
Total Brokerage Commissions                                     620                     61             2,233        44,966
Brokerage Commissions to Affliated Broker/Dealer                                                           -             -
SMALL CAP EQUTIY FUND (OCTOBER 31)
Total Brokerage Commissions                                     580                     88               676           645
Brokerage Commissions to Affliated Broker/Dealer                                                           -             -

DYNAMIC SMALL CAP FUND (OCTOBER 31)
Total Brokerage Commissions                                     207                     23               245           246
Brokerage Commissions to Affliated Broker/Dealer                                                           -             -
EQUITY GROWTH FUND*
Total Brokerage Commissions                                  83,645                    N/A           102,620        92,269
Brokerage Commissions to Affliated Broker/Dealer                                       N/A                 -             -
EQUITY INCOME FUND*
Total Brokerage Commissions                                  39,548                    N/A           208,526        28,645
Brokerage Commissions to Affliated Broker/Dealer                                       N/A                 -             -
MID CAP GOWTH FUND (SEPTEMBER 30)
Total Brokerage Commissions                                     N/A                210,205           115,577       117,885
Brokerage Commissions to Affliated Broker/Dealer                                                           -             -
MID CAP EQUITY FUND (OCTOBER 31)
Total Brokerage Commissions                                     182                      5               147           240
Brokerage Commissions to Affliated Broker/Dealer                                                           -             4

                                                           FISCAL
                                                            YEAR                              FISCAL YEAR      FISCAL YEAR
                                                           ENDED     PRIOR FISCAL YEAR-END       ENDED            ENDED
FUND (PRIOR FISCAL YEAR-END)                                2001      THROUGH 12/31/01 @       12/31/02         12/31/03
                                                           -------   ---------------------    -----------      -----------
Trust Small Cap Equity Fund (October 31)
Total Brokerage Commissions                                     351                     41            332             420
Brokerage Commissions to Affliated Broker/Dealer                                                        6               -
Intrepid Growth Fund**
Total Brokerage Commissions                                     N/A                    N/A            N/A              14
Brokerage Commissions to Affliated Broker/Dealer                N/A                    N/A            N/A               -
Intrepid Value Fund**
Total Brokerage Commissions                                     N/A                    N/A            N/A              12
Brokerage Commissions to Affliated Broker/Dealer                N/A                    N/A            N/A               -
Intrepid America Fund**
Total Brokerage Commissions                                     N/A                    N/A            N/A              16
Brokerage Commissions to Affliated Broker/Dealer                N/A                    N/A            N/A               -
Intrepid Investor Fund**
Total Brokerage Commissions                                     N/A                    N/A            N/A              14
Brokerage Commissions to Affliated Broker/Dealer                N/A                    N/A            N/A               -

***  Prior to September 10, 2001, the Portfolio paid all brokerage commissions.
@    The Funds changed their fiscal year ends to 12/31.
^    Amount rounds to less than one thousand.
*    Equity Growth Fund and Equity Income Fund already had a 12/31 fiscal year end
**   The Funds commenced operations on 2/28/03.

     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by JPMIM, and does not reduce the advisory fees payable to JPMIM by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     In an effort to minimize the potential conflicts of interest that arise with the types of "soft-dollar" transactions described above:

  - Beginning on February 19, 2005, JPMIM will not enter into any NEW soft-dollar arrangement with respect to its U.S. mutual fund clients whereby a broker is paying for services; and

  - All soft-dollar arrangements with respect to U.S. mutual fund clients that were in existence as of February 19, 2005 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by JPMIM.

     Because JPMIM may have soft-dollar commitments with respect to U.S. mutual fund clients that were entered into prior to February 19, 2005, it is expected that there may be annual invoices for bills that are paid by soft-dollar brokers for services that are not to be delivered until a later date. In addition, JPMIM may have unused soft dollar credits with respect to U.S. mutual fund clients in connection with brokerage commissions for periods prior to February 19, 2005. Such soft dollar credits will be used to pay for services from the broker until the soft dollar credit balance is zero. Finally, JPMIM entered into soft-dollar arrangements for services that were provided by brokers prior to February 19, 2005, but for which JPMIM has not yet fulfilled its soft-dollar commitments under those arrangements.

     While JPMIM is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset) with respect to its U.S. mutual fund clients. JPMIM will continue to have some soft-dollar arrangements for other clients and for broker research, including research provided by third party brokers. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they or another broker provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, JPMIM will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution. During the last fiscal year, JPMIM paid $[____] to brokers for third party research.

     In the last fiscal year, JPMIM paid brokerage commissions to brokers who provided research services to JPMIM. For the fiscal year ended [_________], total compensation paid to such brokers by the Funds amounted to $[______].

                               MASSACHUSETTS TRUST

     Each of the Trusts which is organized as a Massachusetts business trust and each Fund which is a series thereof is a separate and distinct series. Copies of the Declaration of Trust for the Trusts are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     Each Trust's Declaration of Trust provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Each of the Trusts shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                       LIMITATION OF DIRECTORS' LIABILITY

     The Articles of Incorporation of the Corporation provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment adviser, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                              DESCRIPTION OF SHARES

     The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund of those Trusts represents a separate series of shares of beneficial interest, JPMF is comprised of two series, JPMIF is comprised of eleven series, JPMMFG is comprised of fourteen series, JPMMFIT is comprised of three series, JPMMFSG is comprised of six series and JPMMFS is comprised of four series. See "Massachusetts Trust." Each Fund of the Corporation represents a separate series of shares of beneficial interest. The Corporation is comprised of two series.

         The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Funds of JPMF, JPMIF and JPMMFS are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. With respect to JPMMFG, JPMMFIT and JPMMFSG, each share of a class represents an equal proportionate interest in that class with each other share of that class.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of a Trust which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust or the Corporation under certain circumstances, see "Purchases, Redemptions and Exchanges".

     The Articles of Incorporation of the Corporation permit the Funds of the Corporation to offer 100 million shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation the Board of Directors may increase the number of shares that the Funds of the Corporation are authorized to issue without the approval of the shareholders of each of the Funds of the Corporation. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

     Each share of a series in the Corporation represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

     The shares of the Funds which are series of JPMFMFG, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Funds which are series of JPMFMFG have non-cumulative rights, which mean that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of Fund may be presumed to "control" (as that term is defined in 1940 Act) that Fund. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

     Each share of Funds which are a series of the Corporation of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Corporation which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Corporation to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     A Director may be removed by shareholders at a special meeting called upon written request of a majority of shareholders entitled to cast votes at the meeting. If such a meeting is requested, the Corporation will provide appropriate assistance and information to the shareholders requesting the meeting to the extent required by law.

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses that it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies

("PFICS") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds have no capital loss carryforwards as of the fiscal year ended. As of December 31, 2003, the following Funds have capital loss carryforwards (amounts in thousands):

                                                                  CAPITAL LOSS
                                                                    CARRYOVER              EXPIRES
                                                                 ---------------        --------------
U.S. SMALL COMPANY OPPORTUNITIES FUND                                    (10,363)         12/31/2008
                                                                         (79,872)         12/31/2009
                                                                         (62,976)         12/31/2010
                                                                          (5,206)         12/31/2011
                                                                 ---------------
                                                                        (158,417)
                                                                 ===============

JPMORGAN MID CAP VALUE FUND                                                 NONE

JPMORGAN SMALL CAP GROWTH FUND                                              (158)         12/31/2009
                                                                            (636)         12/31/2010
                                                                            (553)         12/31/2011
                                                                 ---------------
                                                                          (1,347)
                                                                 ===============

DIVERSIFIED FUND                                                 $          (663)         12/31/2008
                                                                         (45,581)         12/31/2009
                                                                         (54,816)         12/31/2010
                                                                 ---------------
                                                                        (101,060)(a)
                                                                 ===============

DISCIPLINED EQUITY FUND                                                   (4,772)         12/31/2007
                                                                         (59,182)         12/31/2008
                                                                        (199,716)         12/31/2009
                                                                        (198,549)         12/31/2010
                                                                         (44,113)         12/31/2011
                                                                 ---------------
                                                                        (506,332)(b)
                                                                 ===============

U.S. EQUITY FUND                                                         (23,442)         12/31/2009
                                                                         (79,029)         12/31/2010
                                                                 ---------------
                                                                        (102,471)(c)
                                                                 ===============

U.S. SMALL COMPANY FUND                                                     (767)         12/31/2009
                                                                         (54,743)         12/31/2010
                                                                 ---------------
                                                                         (55,510)
                                                                 ===============

CAPITAL GROWTH FUND                                              $          (789)*        12/31/2010

GROWTH AND INCOME FUND                                                    (7,204)         12/31/2010
                                                                         (71,142)         12/31/2011
                                                                 ---------------
                                                                         (78,346)
                                                                 ===============

SMALL CAP EQUTIY FUND                                                       NONE

DYNAMIC SMALL CAP FUND                                                   (23,298)         12/31/2008
                                                                            (298)         12/31/2009
                                                                         (17,257)         12/31/2010
                                                                 ---------------
                                                                         (40,853)
                                                                 ===============

SELECT GROWTH AND INCOME FUND                                               (600)         12/31/2009
                                                                         (16,485)         12/31/2010
                                                                         (38,045)         12/31/2011
                                                                 ---------------
                                                                         (55,130)
                                                                 ===============

EQUITY GROWTH FUND                                                           (17)         12/31/2006
                                                                            (710)         12/31/2007
                                                                          (6,334)         12/31/2008
                                                                         (20,694)         12/31/2009
                                                                         (16,150)         12/31/2010
                                                                         (14,872)         12/31/2011
                                                                 ---------------
                                                                         (58,777)^
                                                                 ===============

EQUITY INCOME FUND                                                        (6,018)         12/31/2010
                                                                         (13,440)         12/31/2011
                                                                 ---------------
                                                                         (19,458)
                                                                 ===============

MID CAP GROWTH FUND                                                       (8,120)         12/31/2008
                                                                        (224,437)         12/31/2009
                                                                         (28,364)         12/31/2010
                                                                          (2,527)         12/31/2011
                                                                 ---------------
                                                                        (263,448)
                                                                 ===============

(a) Includes $13,086 (in thousands) of losses acquired from JPMorgan Balanced Fund.
(b) Includes $66,953 (in thousands) of losses acquired from JPMorgan SmartIndex Fund.
(c) Includes $18,188 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $2,931 (in thousands) of losses acquired from JPMorgan Focus Fund.
* Acquired from JPMorgan H&Q Technology Fund. Utilization of this loss is subject to an annual limitation prescribed by the Internal Revenue Code.
^ The above capital loss carryover includes $7,017 of losses acquired from Chase Vista Equity Growth Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

     The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is greater.

     Telephone calls to the Funds, the Funds' service providers or a financial professional as financial intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trusts' and the Corporation's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts and the Corporation, the Funds or OGDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by OGDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or OGDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of January __, 2005, the following persons owned of record, or were known by the Trusts and the Corporation to own beneficially, 5% or more of the outstanding shares of any class of the Funds:

FUND AND CLASS OF
SHARES                           NAME AND ADDRESS OF SHAREHOLDER                     PERCENTAGE HELD
CAPITAL GROWTH FUND              Edward G Kara Opal L Kara TR
Select Shares                    U/A 12/11/2003
                                 Edward G Kara Living Trust
                                 303 Yellowwood Ct
                                 Asheville NC   28803-7401

                                 JPMorgan Chase Bank As Agent for
                                 Christopher Mu Jones
                                 Attn Special Products
                                 500 Stanton Christiana Rd 1/Ops 3
                                 Newark DE  19713

Capital Growth Fund              MLPF&S For the Sole Benefit of Its Customers
C Shares                         Attn Fund Administration
                                 Sec# 97TR4
                                 4800 Deer Lake Dr. East 2nd FL
                                 Jacksonville Fl  32246-6484

DISCIPLINED EQUITY FUND          Charles Schwab & Co. Inc.
Select Shares                    Special Custody Account for Benefit of Customers
                                 Attn: Mutual Funds
                                 101 Montgomery  St
                                 San Francisco CA  94104-4122

                                 JPMorgan Delaware
                                 National Philanthropic
                                 Trust-Investment Account
                                 Attn: Special Products
                                 500 Stanton Christiana Rd 1/Ops 3
                                 Newark DE  19713

                                 Perco & Co.
                                 Omnibus FBO Perco & Co. Customers
                                 Mutual Fund Unit 16HCB4D
                                 PO Box 200547
                                 Houston TX  77216-0547

Disciplined Equity Fund          JPMIM AS Agent for the Community
Institutional Shares             Investors Group - St. Paul Fdtn
                                 Attn Mel Kong
                                 522 5th Ave
                                 NY NY  10036-7601

                                 JP Morgan Chase Bank as Agent for
                                 Delnor Community
                                 Attn  Special Products 2/Ops 3
                                 500 Stanton  Christiana Rd
                                 Newark DE  19713-2107

                                 Charles Schwab & Co. Inc
                                 Special Custody Account for
                                 Benefit of Customers
                                 Attn: Mutual Funds
                                 101 Montgomery St.
                                 San Francisco CA 94104

                                 JP Morgan Trust Company N A FBO
                                 Asian Art Museum Foundation
                                 Endowment Fund Funding
                                 Attn Special Products 2/OPS3
                                 500 Cristiana Rd
                                 Newark DE 19713-2107

                                 Mac & Co. A/C MIDF962P062
                                 Attn Mutual Fund Operations
                                 PO Box 3198
                                 Pittsburgh PA 15230-3198
                                 JACKSONVILLE FL 32246-6484

                                 Northern Trust Company FBO
                                 Colburn Foundation - Master Trust
                                 333 S Grand Ave Ste 2450

Disciplined Equity Fund          JPMIM As Agent for
Ultra Shares                     The Retirement Trust Fund
                                 For St. Joseph's Province of the
                                 Sisters of St. Joseph of Peace
                                 Attn:  F Gentil
                                 522 5th Ave
                                 NY NY  10036

                                 Blue Bell Creameries USA Inc.
                                 Pension Plan
                                 Attn Bill Rankin
                                 PO Box 1807
                                 Brenham TX  77834-1807

                                 JP Morgan Chase Bank as Agent for
                                 Belk Family Foundation
                                 Attn: Special Products 2/Ops 3
                                 500 Cristiana Rd
                                 Newark DE  19713-2107

                                 JPMIM as Agent for Novartis Corp
                                 USBA Balanced Fund - Northern Trust
                                 Master Trust
                                 Attn: M Machado
                                 522 5th Ave
                                 New York NY

                                 JPMIM as Agent for Chase LTD
                                 Employee Funded Pre 1993
                                 Attn Theresa Tiberg
                                 522 5th Ave
                                 NY NY 10036-7601

                                 JPMIM as Agent for National Hockey League
                                 Unfunded Retirement Plan
                                 Attn Teresa Tiberg
                                 522 5th Ave
                                 NY NY  10036-7601

                                 JPMIM as Agent for National Hockey League
                                 Retirement Plan
                                 Attn Teresa Tiberg
                                 522 5th Ave  Fl 10
                                 NY NY  10036-7601

Disciplined Equity Fund          JP Morgan Chase Bank As Agent for
A Shares                         JPMCB ACF Philip Z Dolen IRA R/O
                                 Attn: Special Products 1/Ops3
                                 500 Stanton Christiana Rd
                                 Newark DE  19713-2107

                                 JP Morgan Trust Company NA As Agent
                                 For Delia S Mancin
                                 Attn: Special Products
                                 500 Stanton Christiana Rd
                                 Newark DE  19713-2107

DIVERSIFIED FUND                 NFSC FBO #279-056227
Select Shares                    Fifth Third Bank
                                 Fifth Third Bank TTEE
                                 PO Box 719
                                 20 NW 3rd St
                                 Evansville IN  47708-1200

                                 CTS Corporation Retirement Savings Plan
                                 American Century Services Inc
                                 Attn RPS MGMT RPTG

                                 PO Box 4197874
                                 Kansas City MO  64141-6784

                                 Superior Telecommunications Inc
                                 401 Retirement Plan
                                 American Century Services Inc
                                 Attn RPS MGMT RPTG
                                 PO Box 4197874
                                 Kansas City MO  64141-6784

                                 M&I 401K Plan Trust DTD 10/1/99
                                 Attn RPS MGMT RPTG
                                 PO Box 419784
                                 Kansas City MO 64141-6784

Diversified Fund                 JPMorgan Chase Bank Cust
Institutional Shares             Robert Bosch Corporation
                                 Robert Bosch Corp Savings & Tax
                                 Advantages Retirement Plan
                                 1010 Grand Ave
                                 Kansas City MO  64106-2202

                                 JPMorgan Chase Bank AS
                                 Agent For Cornell Medical Benefits Trust
                                 Attn: Special Products 2Ops/3
                                 500 Stanton Christiana Road
                                 Newark DE  19713-2107

                                 Celtic Insurance Company Ltd
                                 C P GALLAGHER VP
                                 C/O PROCTER & GAMBLE
                                 2 PROCTER & GAMBLE PLAZA TE-13
                                 CINCINNATI OH  45202

                                 Retirement Plan For Employees of
                                 Association American Arbitration Pension Committee
                                 Attn Frank Rossi VP/Controller
                                 335 Madison Ave FL 10
                                 NY NY  10017-4626

                                 JPMorgan Chase Bank Custodian
                                 FBO S-B Power Tool Company
                                 Trust U/A 04/01/2000
                                 S-B Power Tool Co Savings Plan
                                 1010 Grand Blvd
                                 Kansas City MO 64106-2202

                                 JPMIM As Agent for Cornell U Plan A
                                 Attn Jay Minchilli
                                 522 5th Ave
                                 NY NY 10036-7601

Diversified Fund                 BCO Popular TTEE
A Shares                         FBO Texaco PR Inc Pension Plan
                                 PO Box 362708
                                 San Juan PR  00936-2708

                                 MLPF&S For the Sole Benefit of its Customers
                                 Attn  Fund Administration
                                 SEC# 97FB6
                                 4800 Deer Lake Drive East 2nd Flr
                                 Jacksonville FL  32246-6484

Diversified Fund                 MLPF&S
C Shares                         Sec #97TR4
                                 4800 Deer Lake Drive East 2nd Flr
                                 Jacksonville FL  32246-6484

                                 DeanWitter FBO
                                 Holy Redeemer Cemetery A/C
                                 PO Box 250
                                 NY NY 10008-0250

                                 NFSC FBO # C1Q-985449
                                 Walter F Halden
                                 Janet M Halden
                                 379 E 7th St
                                 Brooklyn NY 11218-4105

DYNAMIC SMALL CAP                Eagle-Picher Salary 401 K Plan
FUND                             C/O JPM/ACI Retirement Plan Srvcs
Select Shares                    PO Box 419784
                                 Kansas City MO  64141-6784

                                 JPMorgan Trust Co NA
                                 Rader Family Partnership LP
                                 Attn Fund Operations 3/Ops3
                                 500 Stanton Christiana Road
                                 Newark DE  19713-2107

                                 Crown Equipment Corp
                                 FBO 401K Ret Savings Plan
                                 DTD 12/1/02 Qual Ret Pl & Trust
                                 JPM/AC Ret Pl Srvcs Mngmt Rptg Team
                                 PO Box 419784
                                 Kansas City MO 64141-6784

                                 JPMIM as Agent for
                                 Clark Atlanta University
                                 Attn Sherryl James-Rosario
                                 522 5th Ave Fl 11
                                 NY NY 10036-7601

                                 Mitsubishi Motors TTE
                                 Manufacturing 401K Savings Plan
                                 Attn JPM/AC RPS Mgmt Rptg Team
                                 PO Box 419784
                                 Kansas City MO  64141-6784

                                 Eagle-Picher Hourly 401 K Plan
                                 C/O JPM/ACI Retirement Plan Srvcs
                                 PO Box 419784
                                 Kansas City MO 64141-6784

                                 Mitsubishi Motors NA TR
                                 401K Savings Plan

                                 Attn JPM/AC RPS  Mgmt Rptg Team
                                 PO Box 419784
                                 Kansas City MO  64141-6784

Dynamic Small Cap Fund           MLPF&S For the Sole Benefit of
A Shares                         its Customers
                                 Attn Fund Administration
                                 Sec #97PG3
                                 4800 Deer Lake Drive East 2nd Flr
                                 Jacksonville FL 32246-6484

                                 Balsa & Co
                                 JPMorgan Chase
                                 Attn Mutual Funds Section
                                 14221 Dallas Parkway
                                 7-2 JIP-138
                                 Dallas TX  75254-2942

Dynamic Small Cap Fund           MLPF&S For the Sole Benefit of
B Shares                         its Customers
                                 Attn Fund Administration
                                 SEC# 97PG4
                                 4800 Deer Lake Drive East 2nd Flr
                                 Jacksonville FL 32246-6484

Dynamic Small Cap Fund           MLPF&S For the Sole Benefit of
C Shares                         its Customers
                                 Attn Fund Administration
                                 SEC# 97TR1
                                 4800 Deer Lake Drive East 2nd Flr
                                 Jacksonville FL 32246-6484

EQUITY GROWTH FUND               Trulin & Co
Select Shares                    c/o JPMorgan Chase Bank
                                 Attn Mutual Fds
                                 PO Box 31412
                                 Rochester NY  14603-1412

                                 Perco & Co
                                 Onmibus FBO Perco & Co Customers
                                 Mutual Fund Unit 16HCB4D
                                 PO Box 200547
                                 Houston TX  77216-0547

                                 Jupiter & Co Cust
                                 FBO Investors Bank & Trust Co
                                 PO Box 9130 FPG90
                                 Boston MA 02117-9130

Equity Growth Fund               MLPF&S For the Sole Benefit of
A Shares                         its Customers
                                 Attn Fund Administration
                                 SEC# 97B00
                                 4800 Deer Lake Drive East
                                 Jacksonville FL 32246-6484

Equity Growth Fund               MLPF&S
B Shares                         SEC# 97FB8
                                 4800 Deer Lake Drive East 2nd Floor

                                 Jacksonville FL 32246-6484

Equity Growth Fund               MLPF&S For the Sole Benefit of
C Shares                         its Customers
                                 Attn Fund Administration
                                 SEC# 97TR2
                                 4800 Deer Lake Drive East 2nd FL
                                 Jacksonville FL 32246-6484

                                 Robert W Baird & Co Inc
                                 A/C 5183-8617
                                 777 E Wisconsin Ave
                                 Milwaukee WI 53202-5300

EQUITY INCOME FUND               Trulin & Co
Select Shares                    c/o JPMorgan Chase Bank
                                 Attn Mutual Fds
                                 PO Box 31412
                                 Rochester NY  14603-1412

                                 Perco & Co
                                 Onmibus FBO Perco & Co Customers
                                 Mutual Fund Unit 16HCB4D
                                 PO Box 200547
                                 Houston TX  77216-0547

                                 Liva and Company
                                 c/o JPMorgan Chase Bank
                                 Attn Mutual Funds
                                 PO Box 31412
                                 Rochester NY  14603-1412

                                 Patterson & Co
                                 FBO Rollins Exc Truck
                                 A/C 1541003018
                                 1525 W Wt Harris Blvd
                                 Charlotte NC  28288-001

Equity Income Fund               MLPF&S
C Shares                         SEC#97TR3
                                 4800 Deer Lake Drive East 2nd FL
                                 Jacksonville FL 32246-6484

GROWTH & INCOME FUND             Investors Trust Company Cust
Select Shares                    IRA Mario Mazzoli
                                 201-51 Shearwater Ct W
                                 Jersey City NJ 07305-5407

Growth & Income Fund             MLPF&S For the Sole Benefit of
C Shares                         its Customers
                                 Attn Fund Administration
                                 SEC# 97TR2
                                 4800 Deer Lake Drive East 2nd FL
                                 Jacksonville FL 32246-6484

MID CAP GROWTH FUND              JPMIM As Agent for
Institutional Shares             Treasurers and Ticket Sellers Local
                                 751 Pension Fund Trust
                                 Attn Melissa Casazza

                                 522 Fifth Ave
                                 NY NY  10036-7601

                                 Robert Fleming Inc
                                 Attn JPMorgan Trust Co Erez Elisha
                                 1200 N Federal Hwy Ste 205
                                 Boca Raton FL 33432-2845

                                 Christina A Mohr
                                 514 E 87th St
                                 NY NY 10128-7602

Mid Cap Growth Fund              Charles Schwab & Co Inc
A Shares                         FBO Schwab Customers
                                 Attn Mutual Funds
                                 101 Montgomery St
                                 San Francisco CA  94104-4122

Mid Cap Growth Fund              MLPF&S For the Sole Benefit of
B Shares                         its Customers
                                 Attn Fund Administration
                                 SEC# 97B00 4800 Deer Lake Drive East FL 3
                                 Jacksonville FL 32246-6484

                                 J.P. Morgan Securities, Inc.
                                 FBO 330544381
                                 500 Stanton Christiana Road
                                 Newark DE  19713-2107

MID CAP VALUE FUND               Perco & Co
Select Shares                    Onmibus FBO Perco & Co Customers
                                 Mutual Fund Unit 16HCB4D
                                 PO Box 200547
                                 Houston TX  77216-0547

                                 Charles Schwab & Co Inc
                                 Special Custody Account for Benefit
                                 Of Customers
                                 Attn: Mutual Funds
                                 101 Montgomery St.
                                 San Francisco CA  94104-4122

                                 Balsa & Co Rebate Account
                                 Mutual Funds Unit 16 HCB 340
                                 PO Box 2558
                                 Houston TX  77252-2558

                                 Crown Equipment Corp
                                 FBO 401K Ret Savings Plan
                                 DTD 12/1/02 Qual Ret PL & Trust
                                 JPM/AC Ret PL Srvs Mngmt Rptg Team
                                 PO Box 419784
                                 Kansas City MO 64141- 6784
                                 Wells Fargo Bank NA FBO
                                 RPS-JP Morgan Mid Cap Value
                                 P.O. Box 1533
                                 Minneapolis MN 55480-1533

                                 Perco & Co
                                 Onmibus FBO Perco & Co Customers
                                 Mutual Fund Unit 16HCB4D
                                 PO Box 200547
                                 Houston TX  77216-0547

                                 American Express Trust Company
                                 For the Benefit of the Amex Trust
                                 Retirement Services Plans
                                 Attn Pat Brown
                                 50534 AXP Financial Ctr
                                 Minneapolis MN  55474-0505

Mid Cap Value Fund               Charles Schwab & Co Inc
Institutional Shares             Special Custody Account for Benefit
                                 Of Customers
                                 Attn: Mutual Funds
                                 101 Montgomery St.
                                 San Francisco CA  94104-4122

                                 Hallmark Cards Inc Master Trustplan
                                 105 Rosemont Rd
                                 Westwood MA  02090-2318

Mid Cap Value Fund               Nationwide Trust Company FSB
A Shares                         C/O IPO Portfolio Accounting
                                 PO Box 182029
                                 Columbus OH  43218-2029

                                 MLPF&S For the Sole Benefit of
                                 its Customers
                                 Attn Fund Administration
                                 SEC# 97B00 4800 Deer Lake Drive East FL 3
                                 Jacksonville FL 32246-6484

                                 Charles Schwab & Co Inc
                                 Special Custody Account for Benefit
                                 Of Customers
                                 Attn: Mutual Funds
                                 101 Montgomery St.
                                 San Francisco CA  94104-4122

                                 Reliance Trust Company TR
                                 A/C JCD000594
                                 FBO Metlife Retirement Plans Group
                                 2 Montgomery St Fl 3
                                 Jersey City NJ  07302-3802

Mid Cap Value Fund               MLPF&S For the Sole Benefit of
B Shares                         its Customers
                                 Attn Fund Administration
                                 SEC# 97FB8
                                 4800 Deer Lake Drive East 2nd FL
Mid Cap Value Fund               MLPF&S For the Sole Benefit of
C Shares                         its Customers
                                 Attn Fund Administration
                                 SEC# 97B00

                                 4800 Deer Lake Drive East FL 3
                                 Jacksonville FL 32246-6484

SMALL CAP EQUITY FUND            Chase Manhattan Bank N/A
Select Shares                    Global SEC Services Omnibus
                                 CMB Thrift Incentive Plan
                                 Attn Diane Rougier
                                 3 Chase Metro Tech Center Fl 7
                                 Brooklyn NY  11245-0001

                                 Perco & Co
                                 Onmibus FBO Perco & Co Customers
                                 Mutual Fund Unit 16HCB4D
                                 PO Box 200547
                                 Houston TX  77216-0547

SMALL CAP GROWTH FUND            Prudential Securities Inc
Select Shares                    Special Custody Account for the
                                 Exclusive benefit of our Customers
                                 Attn Mutual Funds
                                 1 New York Plz
                                 NY  NY  10292-0001

                                 Evan M Graf Cust
                                 Melanie Graf
                                 Unif Tran Min Act-NY
                                 26 Crawford Rd
                                 Harrison NY 10528-1906

                                 Evan M Graf Cust
                                 Alexander E Graf
                                 Unif Tran Min Act-NY
                                 26 Crawford Rd
                                 Harrison NY 10528-1906

                                 Evan M Graf Cust
                                 Dean P Graf
                                 Unif Tran Min Act-NY
                                 26 Crawford Rd
                                 Harrison NY 10528-1906

                                 NFSC FBO # CV 4-165280
                                 NFS/FMTC IRA R/O
                                 FBO Peter K Braden
                                 200 Panorama Dr
                                 Richmond VA 23229-8517

Small Cap Growth Fund            NFSC FBO # C1D-014036
A Shares                         Witch Equipment Co Inc Profit
                                 Paul Knuckley
                                 DTD   11/01/84
                                 1901 E Loop 820 S
                                 Fort Worth TX  76112-7802

                                 NFSC FEBO # CH 4-076805
                                 JPMorgan Chase Bank R/O
                                 JPMorgan Chase Bank R/O Cust
                                 21-B Plapouta St

                                 Ellinikon Greece

                                 NFSC FEBO # C1D-010286
                                 Carlos M Kier TTEE
                                 Carlos M Kier M D P A PFT
                                 Shring PL
                                 909B Medical Center Dr
                                 Arlington TX 76012-4757

                                 MLPF&S For the Sole Benefit of
                                 its Customers
                                 Attn Fund Administration
                                 SEC# 97B00 4800 Deer Lake Drive East FL 3
                                 Jacksonville FL 32246-6484

                                 The World Mission Church of the C &
                                 Attn Myung H Lee
                                 6423 217th St
                                 Oakland Gdns NY  11364-2235

U.S. EQUITY FUND                 Forest Laboratories Inc Savings & Profit
Select Shares                    Shar Plan
                                 American Century Services Inc
                                 Attn: RPS Mgmt Rptg
                                 PO Box  419784
                                 Kansas City MO  64141-6784

                                 Jupiter & Co cust
                                 FBO Investors Bank & Trust Co
                                 PO Box 9130  FPG90
                                 Boston MA  02117-9130

U.S. Equity Fund                 Northern Trust Co As TTEE
Institutional Shares             Of the Emp Benefit Plans
                                 Master Trust
                                 Attn Sandra M Hecimovich
                                 50 S Lasalle St
                                 Chicago IL  60675-0001

                                 Cary and Company
                                 7 Easton Oval
                                 Columbus OH  43219-6010

                                 JPMorgan Chase Bank as Agent for
                                 People's Bank Rabbi Trust
                                 Attn:  Special Products 2 Ops/3
                                 500 Stanton Christiana Road
                                 Newark DE  19713-2107

U.S. Equity Fund                 MLPF&S For the Sole
A Shares                         Benefit of its Customers
                                 Attn Fund Administration
                                 SEC# 97J84 4800 Deer Lake Drive East FL 2
                                 Jacksonville FL 32246-6484

                                 Trulin & Co
                                 C/O JPMorgan Chase Bank

                                 Attn Mutual Funds
                                 PO Box 31412
                                 Rochester NY  14603-1412

U.S. Equity Fund                 MLPF&S For the Sole
B Shares                         Benefit of its Customers
                                 Attn Fund Administration
                                 SEC# 97J85 4800 Deer Lake Drive East FL 2
                                 Jacksonville FL 32246-6484

U.S. Equity Fund                 MLPF&S
C Shares                         SEC# 97TR4
                                 4800 Deer Lake Drive East FL 2
                                 Jacksonville FL 32246-6484

U.S. SMALL COMPANY               Forest Laboratories Inc Savings & Profit
FUND                             Shar Plan
Select Shares                    American Century Services Inc
                                 Attn: RPS Mgmt Rptg
                                 PO Box  419784
                                 Kansas City MO  64141-6784

                                 Citigroup Global Markets Inc.
                                 Book Entry Account
                                 Attn: Matt Maestri
                                 3333 West 34th St
                                 7th Fl Mutual Funds Dept
                                 NY NY  10001-2402

U.S. Small Company               Blue Bell Creameries USA Inc
Fund                             Pension Plan
Institutional Shares             Attn Bill Rankin
                                 PO Box 1807
                                 Brenham TX  77834-1807

                                 State Street Bank and Trust Co
                                 TTEE Georgia Gulf Master Trust
                                 125 Sunnynoll Ct Ste 200
                                 Winston Salem NC  27106-5061

U.S. SMALL COMPANY               Valssis Employees Retirement
OPPORTUNITIES FUND               Savings Plan
Select Shares                    PO Box 419784
                                 Kansas City MO  64141-6784

                                 JPMorgan Chase Bank TR
                                 All Amerus Savings and Retirement Plan
                                 American Century Services Inc
                                 PO Box 419784
                                 Kansas City MO  64141-6784

                                 Charles Schwab & Co Inc
                                 Special Custody Account for Benefit
                                 Of Customers
                                 Attn: Mutual Funds
                                 101 Montgomery St.
                                 San Francisco CA  94104-4122

                                 Investors Trust Company Cust
                                 Cust For Thomas R Lamia IRA
                                 10 E Kirke St
                                 Chevy Chase MD  20815-4217

SELECT GROWTH AND                Chase Manhattan Bank N/A
INCOME FUND                      Global SEC Services Omnibus
                                 CMB Thrift Incentive Plan
                                 Attn Diane Rougier
                                 3 Chase Metro Tech Center Flr 7
                                 Brooklyn NY 11245-0001

MID CAP EQUITY FUND              Balsa & Co Rebate Account
Select Shares                    Mutual Funds Unit 16 HCB 340
                                 PO Box 2558
                                 Houston TX  77252-2558

                                 Penlin & Co
                                 Rebate Account
                                 C/O JPMorgan Chase Bank
                                 Attn Mutual Funds
                                 PO Box 31412
                                 Rochester NY  14603-1412

                                 Liva & Company
                                 Rebate Account
                                 C/O JPMorgan Chase Bank
                                 Attn Mutual Funds
                                 PO Box 31412
                                 Rochester NY  14603-1412

                                 Balsa & Co Rebate Account
                                 Mutual Funds Unit 16 HCB 340
                                 PO Box 2558
                                 Houston TX  77252-2558

TRUST SMALL CAP EQUITY FUND      Balsa & Co Rebate Account
Select Shares                    Mutual Funds Unit 16 HCB 340
                                 PO Box 2558
                                 Houston TX  77252-2558

                                 Penlin & Co
                                 Rebate Account
                                 C/O JPMorgan Chase Bank
                                 Attn Mutual Funds
                                 PO Box 31412
                                 Rochester NY  14603-1412

                                 Liva & Company
                                 Rebate Account
                                 C/O JPMorgan Chase Bank
                                 Attn Mutual Funds
                                 PO Box 31412
                                 Rochester NY  14603-1412

                                 Balsa & Co Rebate Account
                                 Mutual Funds Unit 16 HCB 340
                                 PO Box 2558

                                 Houston TX  77252-2558

INTREPID VALUE FUND              JP Morgan Investment Mgmt
Select Shares                    Attn Peter Swiatek
                                 1200 N Federal Hwy Ste 205
                                 Boca Raton Fl   33432

                                 JP Morgan Chase Bank
                                 PM Operating, LTD.
                                 Attn: Fund Operations 3/Ops3
                                 500 Stanton Christiana Road
                                 Newark DE  19713-2105

                                 JP Morgan Chase Bank
                                 PM Operating Subsidiary, LTD.
                                 Attn: Fund Operations 3/Ops3
                                 500 Stanton Christiana Road
                                 Newark DE  19713-2105

INTREPID GROWTH FUND             JP Morgan Investment Mgmt
Select Shares                    Attn Peter Swiatek
                                 1200 N Federal Hwy Ste 205
                                 Boca Raton Fl   33432

INTREPID INVESTOR FUND           JP Morgan Investment Mgmt
Select Shares                    Attn Peter Swiatek
                                 1200 N Federal Hwy Ste 205

                                 JP Morgan Chase Bank
                                 Sarah L Lutz 2002 Grat #1
                                 Attn: Fund Operations 3/Ops3
                                 500 Stanton Christiana Road
                                 Newark DE  19713-2105

                                 JP Morgan Chase Bank
                                 Meinig Family Foundation
                                 Attn: Fund Operations 3/Ops3
                                 500 Stanton Christiana Road
                                 Newark DE  19713-2105

INTREPID AMERICA FUND            Perco & Co
Select Shares                    Mutual Fund Unit 16HCB4D
                                 PO Box 200547
                                 Houston TX  77216-0547

                                 Perco & Co
                                 Onmibus FBO Perco & Co Customers
                                 Mutual Fund Unit 16HCB4D
                                 PO Box 200547
                                 Houston TX  77216-0547

                                 Balsa & Co Rebate Account
                                 Mutual Funds Unit 16 HCB 340
                                 PO Box 2558
                                 Houston TX  77252-2558

                                 Balsa & Co JPMorgan Chase
                                 Attn Mutual Funds Section

                                 14221 Dallas Parkway
                                 7-2 JIP-138
                                 Dallas TX 75254-2942

     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

     The Funds' financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' December 31, 2003 annual report filings made with the SEC on the date and with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The financial statements are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.

NAME                       FILE DATE                        ACCESSION NUMBER
--------------------------------------------------------------------------------
JPMF                       March 8, 2004                    0001047469-04-006976
JPMFMFG                    March 8, 2004                    0001047469-04-006975
JPMIF                      March 8, 2004                    0001047469-04-006971
JPMMFG                     March 9, 2004                    0001047469-04-006999
JPMMFIT                    March 8, 2004                    0001047469-04-006974
JPMMFSG                    March 8, 2004                    0001047469-04-006973
JPMMFS                     March 8, 2004                    0001047469-04-006972

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

     The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

----------
* As described by the rating agencies, Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake obligation to do so.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                  DEMAND BONDS*

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

CORPORATE AND MUNICIPAL BONDS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Commercial Paper, Including Tax Exempt

     The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      FITCH

CORPORATE AND MUNICIPAL BONDS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                 APPENDIX B--DESCRIPTION OF CERTAIN OBLIGATIONS

      ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government are guaranteed by the U.S.government.

FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. Government.

FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.

GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

     In the case of securities not backed by the "full faith and credit"of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

PART C

                               ITEM 22. EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

     (a)(1) Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (a)(2) Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000041).

     (a)(3) Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

     (a)(4) Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).

     (a)(5) Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 50 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000014).

     (a)(6) Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a) 6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998 (Accession Number
0001041455-98-000097).

     (a)(7) Amendment No. 11 to Declaration of Trust Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

     (a)(8) Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 13, 2000 (Accession Number 00001041455-00-000084).

     (a)(9) Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(10) Amendment No. 14 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).
     (a)(11) Amendment No. 15 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (a)(12) Amendment No. 16 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (a)(13) Amendment No. 17 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (b)(1) Restated By-Laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (b)(2) Amendment to By-Laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 19, 2002 (Accession Number 0001047469-02-007673).

     (b)(3) Amendment to Restated By-laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 71 to the Registration Statement filed on February 28, 2000 (Accession Number 0001041455-00-000056).

     (b)(4) Amendment to By-Laws. Incorporated herein by reference to Exhibit (2)(d) to the Registrant's Registration Statement on Form N-14 as filed on September 29, 2004 (Accession number 0001104659-04-029020).

     (c) Not applicable.

     (d) Form of Investment Advisory Agreement, dated May 11, 1998, between the Trust and J.P. Morgan Investment Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (e)(1) Distribution Agreement, dated June 29, 2001, Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014413).

     (e)(2) Form of Amendment to Distribution Agreement, dated as of July 25, 2002. Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014413).

     (e)(3) Form of Distribution Agreement between the Trust and One Group Dealer Services, Inc. effective February 19, 2005. Incorporated herein by reference to Exhibit (7)(c) to the Registrant's Registration Statement on Form N-14 as filed on September 29, 2004 (Accession number 0001104659-04-029020).

     (f) Not applicable.

     (g)(1) Global Custody Agreement, dated March 1, 2003, between JPMorgan Chase Bank and the entities named on Annex A thereto. Incorporated herein by reference to Post-Effective Amendment No. 101 to the Registration Statement filed on February 27, 2004 (Accession Number 0001047469-04-005963).

     (g)(2) Fee Schedule, dated July, 2002, for Custodian Agreement. Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 19, 2002 (Accession Number 0001047469-02-007673).

     (h)(1)(a) Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank, dated September 7, 2001. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-53194).

     (h)(1)(b) Form of Administration Agreement between the Trust and One Group Administrative Services Inc. Incorporated herein by reference to Exhibit (13)(g) to the Registrant's Registration Statement on Form N-14 as filed on September 29, 2004 (Accession number 0001104659-04-029020).

     (h)(2)(a) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (h)(2)(b) Form of Shareholder Servicing Agreement between the Trust and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit
(h) to the Registrant's Registration Statement on Form N-14 as filed on September 29, 2004 (Accession number 0001104659-04-029020).

     (h)(3)(a) Transfer Agency Agreement, dated September 1, 2001, between Registrant and DST Systems, Inc., Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014413).

     (h)(3)(b) Form of Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to Exhibit
(i) to the Registrant's Registration Statement filing on Form N-14 as filed on September 29, 2004 (Accession number 0001104659-04-029020).

     (h)(8) Fee Waiver Agreement, dated February 11, 2004, Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014413).

     (h)(9) Securities Lending Agreement, dated October 15, 2002, between JPMorgan Chase Bank and each of the JPMorgan Funds named on Exhibit A thereto. Incorporated herein by reference to Post-Effective Amendment Number 101 to the Registration Statement filed on February 27, 2004 (Accession Number 0001047469-04-005963).

     (h)(10)Amendment to Securities Lending Agreement, dated August, 2003, between JPMorgan Chase Bank and each of the JPMorgan Funds named on Exhibit A thereto. Incorporated herein by reference to Post-Effective Amendment Number 101 to the Registration Statement filed on February 27, 2004 (Accession Number 0001047469-04-005963).

     (h)(11) Form of Indemnification Agreement. Incorporated herein by reference to Exhibit (j) to the Registrant's Registration Statement on Form N-14 as filed on September 29, 2004 (Accession number 0001104659-04-029020).


     (i) Opinion and consent of counsel to be filed by amendment.

     (j) Consent of Independent Accountants to be filed by amendment.


     (k) Omitted Financial Statements.  Financial statements omitted from
Item 21.

     (l) Purchase agreements with respect to Registrant's initial shares. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (m)(1) Rule 12b-1 Distribution Plan. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (m)(2) Form of Combined Amended and Restated Distribution Plan. Incorporated herein by reference to Exhibit (10)(c) to the Registrant's Registration Statement on Form N-14 as filed on September 29, 2004 (Accession number 0001104659-04-029020).

     (n)(1) Rule 18f-3 Multi-Class Plan, adopted effective June 28, 2001, as amended July 16, 2003. Incorporated herein by reference to Post-Effective Amendment Number 101 to the Registration Statement filed on February 27, 2004 (Accession Number 0001047469-04-005963).

     (n)(2) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to Exhibit (10)(d) to the Registrant's Registration Statement on Form N-14 as filed on September 29, 2004 (Accession number 0001104659-04-029020).

     (o) Reserved.

     (p)(1) Code of Ethics for Funds. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc., dated January 1, 2004. Incorporated herein by reference to Post-Effective Amendment Number 101 to the Registration Statement filed on February 27, 2004 (Accession Number 0001047469-04-005963).

     (p)(3) Code of Ethics of Advisers. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).


     (p)(4) Effective February 19, 2005, Section 12 of the Written Supervisory Procedures for One Group Dealer Services, Inc. incorporated herein from Registrant's post-effective amendment no. 103 to its registration statement on Form N-1A filed on October 29, 2004.


     (99)(a) Powers of Attorney dated April 15, 2004, for William J. Armstrong, Roland R. Eppley, Jr., Dr. Matthew Goldstein, and Ann Maynard Gray, Matthew Healey, Robert J. Higgens, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler, and Leonard M. Spalding, Jr., Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014413).

     ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND. Not applicable.

     ITEM 24. INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

     Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     The business of J.P. Morgan Investment Management Inc. JPMIM is summarized in the Prospectuses constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of JPMIM is currently listed in the investment advisor registration on Form ADV for JPMIM (File No. 801-21011).

     ITEM 26. PRINCIPAL UNDERWRITERS.


     (a)(1) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares for the period through February 18, 2005. J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

     Fleming Mutual Fund Group, Inc.
     Growth and Income Portfolio
     J.P. Morgan Funds
     J.P. Morgan Fleming Series Trust
     J.P. Morgan Institutional Funds
     J.P. Morgan Mutual Fund Series
     J.P. Morgan Series Trust

     J.P. Morgan Series Trust II
     J.P. Morgan Mutual Fund Group
     J.P. Morgan Mutual Fund Investment Trust
     J.P. Morgan Mutual Select Group
     J.P. Morgan Mutual Select Trust
     J.P. Morgan Mutual Fund Trust
     Mutual Fund Variable Annuity Trust
     JPMorgan Value Opportunities Fund, Inc.
     Undiscovered Managers Funds

        (2) Effective February 19, 2005, One Group Dealer Services, Inc. will become the principal underwriter of the Registrant's shares. One Group
Dealer Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. One Group Dealer Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. As of the date of this post-effective amendment, One Group Dealer Services, Inc. acts as principal underwriter for the following investment company: One Group Mutual Funds.

     (b)(1) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.



                                 POSITION AND OFFICES             POSITION AND OFFICES
NAME AND ADDRESS                 WITH THE DISTRIBUTOR                WITH REGISTRANT
----------------                 --------------------             --------------------
Charles Linn Booth               Vice President/Assistant                  None
3435 Stelzer Road                Compliance Officer
Columbus, OH 43219

James L. Fox                     Director/Treasurer                        None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                    Director/Secretary                        None
90 Park Ave.
New York, NY 10016

Edward S. Forman                 Assistant Secretary                       None
90 Park Ave.
New York, NY 10016

Stephen Hoffman                  Financial Operations Officer              None
3435 Stelzer Road
Columbus, OH 43219

Richard F. Froio                 Vice President/                           None
60 State Street                  Chief Compliance Officer
Boston, MA 02109

William J. Tomko                 President                                 None
3435 Stelzer Road
Columbus, OH 43219



        (2) The directors and officers of One Group Dealer Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.



                              POSITIONS AND OFFICES WITH ONE
      NAME                      GROUP DEALER SERVICES, INC.              POSITIONS WITH REGISTRANT
      ----                    ------------------------------             -------------------------
David Thorp                President                                  None
Robert L. Young            Vice President                             Senior Vice President
Michael R. Machulski       Director, Vice President and Treasurer     None
Nancy E. Fields            Vice President                             Assistant Secretary
Scott E. Richter           Secretary                                  Secretary and Chief Legal Officer
Jessica K. Ditullio        Assistant Secretary                        Assistant Secretary
Charles Wooding            Assistant Treasurer                        None



    (c) Not applicable.


     ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

     J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

     J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).

     One Group Dealer Services, Inc., the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

     JPMorgan Chase Bank, at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).

     One Group Administrative Services, Inc., the Registrant's administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

     DST Systems Inc., the Registrant's transfer agent (through February 18,
2005), 210 West 10th Street, Kansas City, MO 64105

     Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy,
Massachusetts 02171.


     ITEM 28. MANAGEMENT SERVICES.

   Not Applicable.

     ITEM 29. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                     SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 29th day of October, 2004.


                                          J.P. MORGAN INSTITUTIONAL FUNDS


                                          By:  /s/ George C.W. Gatch
                                             --------------------------------
                                               George C.W. Gatch
                                               President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of October, 2004.



Fergus Reid, III*                         Robert J. Higgins*
--------------------------                ----------------------------
Fergus Reid, III                          Robert J. Higgins
Trustee and Chairman                      Trustee

William J. Armstrong*                     James J. Schonbachler*
--------------------------                ----------------------------
William J. Armstrong                      James J. Schonbachler
Trustee                                   Trustee

Roland R. Eppley, Jr.*                    Leonard M. Spalding*
--------------------------                ----------------------------
Roland R. Eppley, Jr.                     Leonard M. Spalding
Trustee                                   Trustee

Ann Maynard Gray*                         William G. Morton, Jr.*
--------------------------                ----------------------------
Ann Maynard Gray                          William G. Morton
Trustee                                   Trustee

Matthew Healey*                           Dr. Matthew Goldstein*
--------------------------                ----------------------------
Matthew Healey                            Dr. Matthew Goldstein*
Trustee                                   Trustee


*By /s/ Patricia A. Maleski
    --------------------------------
         Patricia A. Maleski
                 Attorney-in-Fact

By  /s/ Stephanie J. Dorsey
    --------------------------------
         Stephanie J. Dorsey
                 Treasurer

By  /s/ George C.W. Gatch
    --------------------------------
          George C.W. Gatch
                 President